As filed with the Securities and Exchange
                  Commission on August 29, 2002


                                               File Nos. 33-34001
                                                         811-6068

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.


                 Post-Effective Amendment No. 23                X


                              and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                             OF 1940


                         Amendment No. 23                       X


              ALLIANCE INSTITUTIONAL RESERVES, INC.
        (Exact Name of Registrant as Specified in Charter)

      1345 Avenue of the Americas, New York, New York 10105
        (Address of Principal Executive Office) (Zip Code)

             Registrant's Telephone Number, including
                    Area Code: (800) 221-5672


                      EDMUND P. BERGAN, JR.
                 Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                     New York, New York l0105
             (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)


_____     immediately upon filing pursuant to paragraph (b)
 x        on (September 1, 2002) pursuant to paragraph (b)
-----
_____     60 days after filing pursuant to paragraph (a)(1)
_____     on (date) pursuant to paragraph (a)(1)
_____     75 days after filing pursuant to paragraph (a)(2)
_____     on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Alliance
Institutional
Reserves

o     Prime Portfolio
o     Government Portfolio
o     Treasury Portfolio
o     Tax-Free Portfolio
o     California Tax-Free Portfolio
o     New York Tax-Free Portfolio


Prospectus
Class A Shares
September 3, 2002


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

      Alliance Institutional Reserves, Inc. consists of seven distinct Portfolios. This prospectus describes the Class A shares of six of the Portfolios--the Prime Portfolio, Government Portfolio, Treasury Portfolio, Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                               RISK/RETURN SUMMARY

      The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary.

      Objectives: The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and maximum current income (exempt from income taxation to the extent described in this Prospectus) to the extent consistent with the first two objectives.

      Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities. The California Tax-Free Portfolio and the New York Tax-Free Portfolio are non-diversified and only offered to residents of the named states.

      The Portfolios invest primarily in the following money market securities:

      o Prime Portfolio Obligations of the U.S. Government, its agencies or instrumentalities, obligations of certain banks and savings and loan associations, asset-backed securities and high-quality securities of corporate issuers (including adjustable rate securities).

      o Government Portfolio Obligations of the U.S. Government, its agencies or instrumentalities and repurchase agreements.


      o Treasury Portfolio Obligations of the U.S. Treasury, such as bills, notes and bonds, and repurchase agreements.


      o Tax-Free Portfolio High-quality state and municipal government tax-exempt debt obligations.

      o California Tax-Free Portfolio High-quality municipal securities issued by the State of California or its political subdivisions or securities otherwise exempt from California state personal income tax.

      o New York Tax-Free Portfolio High-quality municipal securities issued by the State of New York or its political subdivisions or securities otherwise exempt from New York state personal income tax.

      Principal Risks: The principal risks of investing in each Portfolio are:

      o Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt securities.

      o Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.

      In addition, principal risks of investing in the Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio are:

      o Municipal Market Risk This is the risk that special factors, such as political and legislative changes and local business and economic developments, may adversely affect the yield or value of a Portfolio's investments. Because the California Tax-Free and the New York Tax-Free Portfolios invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences.

      o Diversification Risk The Portfolios that invest in particular states may invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on these Portfolios.

      Another important thing for you to note:

      An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

      For each Portfolio, the Risk/Return Summary includes a table showing the Portfolio's average annual total returns and a bar chart showing the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

      o the Portfolio's average annual total returns for one, five and ten years (or over the life of the Portfolio if less than 10 years old); and

      o changes in the Portfolio's performance from year to year over ten years (or over the life of the Portfolio if less than 10 years old).

      A Portfolio's past performance does not necessarily indicate how it will perform in the future.


      You may obtain current seven-day yield information for any Portfolio by calling (800) 221-5672 or your financial intermediary.


Prime Portfolio

                                PERFORMANCE TABLE


                         1 Year      5 Years    10 Years
--------------------------------------------------------------------------------
                         4.07%       5.37%      4.97%
--------------------------------------------------------------------------------


                                    BAR CHART

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 3.99%   3.24%   4.29%   5.97%   5.44%   5.62%   5.54%   5.20%   6.43%   4.07%
--------------------------------------------------------------------------------
    92      93      94      95      96      97      98      99      00      01
                                                             Calendar Year End


      Through June 30, 2002, the year to date unannualized return for the Portfolio was .88%. During the period shown in the bar chart, the highest return for a quarter was 1.65% (quarter ending September 30, 2000) and the lowest return for a quarter was .58% (quarter ending December 31, 2001).


Government Portfolio

                                PERFORMANCE TABLE


                         1 Year      5 Years    10 Years
--------------------------------------------------------------------------------
                         4.00%       5.26%      4.86%
--------------------------------------------------------------------------------


                                    BAR CHART

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 3.82%   3.16%   4.22%   5.85%   5.32%   5.51%   5.42%   5.09%   6.30%   4.00%
--------------------------------------------------------------------------------
    92      93      94      95      96      97      98      99      00      01
                                                             Calendar Year End


      Through June 30, 2002, the year to date unannualized return for the Portfolio was .85%. During the period shown in the bar chart, the highest return for a quarter was 1.62% (quarter ending September 30, 2000) and the lowest return for a quarter was .56% (quarter ending December 31, 2001).

Treasury Portfolio

                                PERFORMANCE TABLE


                                            Since
                               1 Year     Inception*
--------------------------------------------------------------------------------
                               3.74%        4.91%
--------------------------------------------------------------------------------

* Inception date: 6/29/98.


                                    BAR CHART

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a     n/a     n/a     n/a     n/a     n/a   4.82%   6.10%   3.74%
--------------------------------------------------------------------------------
    92      93      94      95      96      97      98      99      00      01
                                                             Calendar Year End


      Through June 30, 2002, the year to date unannualized return for the Portfolio was .78%. During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ending December 31, 2000) and the lowest return for a quarter was .56% (quarter ending December 31, 2001).


Tax-Free Portfolio

                                PERFORMANCE TABLE


                         1 Year      5 Years    10 Years
--------------------------------------------------------------------------------
                         2.57%       3.40%      3.31%
--------------------------------------------------------------------------------


                                    BAR CHART

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 3.37%   2.45%   2.83%   3.87%   3.55%   3.68%   3.47%   3.23%   4.08%   2.57%
--------------------------------------------------------------------------------
    92      93      94      95      96      97      98      99      00      01
                                                             Calendar Year End



      Through June 30, 2002, the year to date unannualized return for the Portfolio was .62%. During the period shown in the bar chart, the highest return for a quarter was 1.07% (quarter ending June 30, 2000) and the lowest return for a quarter was .41% (quarter ending December 31, 2001).

California Tax-Free Portfolio+

                                PERFORMANCE TABLE

                                             Since
                               1 Year     Inception**
--------------------------------------------------------------------------------
                               2.14%         2.47%
--------------------------------------------------------------------------------

**    Inception date: 11/28/00.

+ Because the Class A shares of the Portfolio have not been in existence for a full calendar year, the returns shown are for Class B shares, which are not offered in this prospectus. Class A shares would have had substantially similar returns to Class B shares because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses.

                                    BAR CHART


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a   2.14%
--------------------------------------------------------------------------------
    92      93      94      95      96      97      98      99      00      01
                                                             Calendar Year End


      Through June 30, 2002, the year to date unannualized return for the Portfolio was .57%. During the period shown in the bar chart, the highest return for a quarter was .69% (quarter ending June 30, 2001) and the lowest return for a quarter was .36% (quarter ending December 31, 2001).

      There is no performance table or bar chart for the New York Tax-Free Portfolio because this Portfolio has not completed a full calendar year of operations.

                       FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                               ANNUAL PORTFOLIO OPERATING EXPENSES
                                    ---------------------------------------------------------
                                            Govern-                      California  New York
                                    Prime    ment    Treasury  Tax-Free   Tax-Free   Tax-Free
                                    -----   -------  --------  --------  ----------  --------
Management Fees ..................   .20%     .20%     .20%      .20%        .20%     .20%
Other Expenses ...................   .02%     .04%     .07%      .04%        .10%     .40%
                                     ---      ---      ---       ---         ---      ---
Total Portfolio Operating Expenses   .22%     .24%     .27%      .24%        .30%     .60%
Expense Reimbursement* ...........  (.02)%   (.04)%   (.07)%    (.04)%      (.10)%   (.40)%
                                     ---      ---      ---       ---         ---      ---
Net Expenses .....................   .20%     .20%     .20%      .20%        .20%     .20%


----------
* Reflects Alliance's contractual reimbursement during the Portfolios' respective current fiscal years of a portion of each Portfolio's operating expenses so that each Portfolio's expense ratio does not exceed .20%. This reimbursement extends through the end of the Portfolio's current fiscal year and may be extended by Alliance for additional one year terms.


EXAMPLES**


The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                          Govern-                      California  New York
                                  Prime    ment    Treasury  Tax-Free   Tax-Free   Tax-Free
                                  -----   -------  --------  --------  ----------  --------
1 Year........................     $ 20     $ 20     $ 20      $ 20       $ 20      $ 20
3 Years.......................     $ 69     $ 73     $ 80      $ 73       $ 86      $152
5 Years.......................     $122     $131     $145      $131        158       295
10 Years......................     $278     $302     $336      $302        371       712

----------
** These examples assume that Alliance's agreement to bear a portion of each Portfolio's operating expenses is not extended beyond its initial period of one year.


    OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS

      This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolios.

      Please note:

      o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional Information or SAI.

      o There can be no assurance that any Portfolio will achieve its investment objectives.

      o Except as noted, the Portfolios' investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote. The investment objectives of the Prime Portfolio are fundamental.

Investment Objectives and Strategies

      As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Under that Rule, each Portfolio's investments must each have a remaining maturity of no more than 397 days, which is a fundamental policy for each Portfolio except for the Treasury, California Tax-Free and New York Tax-Free Portfolios, and each Portfolio must maintain an average weighted maturity that does not exceed 90 days.

Prime Portfolio

      The Prime Portfolio, as a matter of fundamental policy, pursues its objectives by maintaining a portfolio of high-quality money market securities. The Prime Portfolio's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation, or
(ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of at least $1 billion (rated or determined by Alliance to be of comparable quality);

      o high-quality commercial paper (or if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o adjustable rate obligations;

      o asset-backed securities;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

      o repurchase agreements that are fully collateralized.

      As a matter of fundamental policy, the Portfolio does not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

Government Portfolio

      As a matter of fundamental policy, the Government Portfolio normally invests substantially all of its assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest) and repurchase agreements related thereto.


      The Government Portfolio may also purchase when-issued securities.


      As an operating policy, which may be changed without shareholder approval, the Portfolio seeks to invest in securities that are legal investments for Federal credit unions.

Treasury Portfolio

      The Treasury Portfolio normally invests at least 80% of its net assets in U.S. Treasury securities and repurchase agreements relating to U.S. Treasury securities. These securities may bear adjustable rates of interest. This policy may not be changed without 60 days' prior written notice to shareholders.


      The Treasury Portfolio may also purchase when-issued securities.


      As an operating policy, which may be changed without shareholder approval, the Portfolio (i) attempts to invest in securities that comply with requirements of New Jersey law in order to be an eligible investment for boards of education and other local governmental units in New Jersey, and (ii) does not invest in securities maintained under the U.S. Treasury STRIPS program or in repurchase agreements involving these types of securities.

Tax-Free Portfolio

      The Tax-Free Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-grade municipal securities. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets in high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

      The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax (the "AMT").

California Tax-Free Portfolio

      The California Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of California are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

      As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or securities otherwise exempt from California state personal income tax. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

New York Tax-Free Portfolio

      The New York Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of New York are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

      As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions, or securities otherwise exempt from New York state personal income tax. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

      Municipal Securities. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenue of a particular facility or a specific excise or other source.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of a Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by Alliance to be of comparable quality.


      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios also may invest in stand-by commitments, which may involve certain expenses and risks, but the Portfolios do not expect their investment in stand-by commitments to comprise a significant portion of their investments. Each Portfolio may also purchase when-issued securities.


      Taxable Investments. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in taxable instruments including obligations of the U.S. Gov-ernment and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Risk Considerations

      The Portfolios' principal risks are interest rate risk and credit risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

      The quality and liquidity of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. Each Portfolio continuously monitors the credit quality of third-parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios face municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the California Tax-Free and New York Tax-Free Portfolios invest a large portion of their assets in the named state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


      A Portfolio's investments in when-issued securities are subject to the risk of market fluctuations because the Portfolio agrees to buy the securities at a certain price, even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.


      The Portfolios may invest up to 10% of their net assets in illiquid securities, including illiquid restricted securities (with respect to each Portfolio except the Tax-Free Portfolio). Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that a Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

      The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

      The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

                          MANAGEMENT OF THE PORTFOLIOS


      The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2002 totaling more than $412 billion (of which more than $157 billion represented assets of investment companies). As of June 30, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 57 registered investment companies, managed by Alliance, comprising 145 separate investment portfolios, currently have approximately 7.5 million shareholder accounts.

      Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance, for the fiscal year ended April 30, 2002, as a percentage of average daily net assets, .20%.


      Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Class A shares of the Portfolios, including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities. Financial intermediaries may receive different compensation for selling the Portfolios' Class A shares and Class B and Class C shares, which are not offered in this prospectus.

                           PURCHASE AND SALE OF SHARES

How the Portfolios Value Their Shares


      Each of the Portfolios' net asset value, or NAV, which is the price at which shares of the Portfolios are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange is closed for business) except for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, which is calculated at 12:00 Noon, Eastern time.


      To calculate NAV, the Portfolios' assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment


      You may purchase a Portfolio's shares through your financial intermediary or directly from Alliance Global Investor Services, Inc. ("AGIS"), by calling
(800) 824-1916 (option #4) and following the procedures below.


      --After you give AGIS the following information, AGIS will provide you with an account number:

        a) the name of the account;

        b) the address of the account; and

        c) the taxpayer identification number.


      --After you receive an account number you may purchase the Portfolio's shares by instructing your bank to wire Federal funds to AGIS. Please contact AGIS at (800) 824-1916 (option #4) for specific instructions.

      --Mail a completed Application Form to:

        Alliance Global Investor Services, Inc.
        P.O. Box 786003
        San Antonio, TX 78278-6003

      The minimum investment amount is $1,000,000 in the aggregate among the Portfolios. There is no minimum for subsequent investments. The Portfolios reserve the right to vary the minimum investment amounts.

      o Application Form


      --To obtain an Application Form, please telephone AGIS toll-free at (800) 221-5672. You also may obtain information about the Application Form, purchasing shares, or other Fund procedures by calling this number.


      --If you decide to change instructions or any other information already given on your Application Form, send a written notice to AGIS at the address above with your signature guaranteed. Signatures must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934. This would include such institutions as banks and brokerage firms.

      o Subsequent Investments

      You may purchase additional shares in a Portfolio by calling your financial intermediary or AGIS at the number set forth above and:


      --Instructing your bank to wire Federal funds to AGIS (please contact AGIS at (800) 824-1916 (option #4) for specific instructions).


      --Mailing your check or negotiable bank draft payable to Alliance Institutional Reserves, Inc.--Prime, Government, Treasury, Tax-Free, California Tax-Free or New York Tax-Free Portfolio at the address set forth above.

      If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

How To Sell Shares


      You may "redeem" your shares (i.e., sell your shares) on any Portfolio business day by contacting your financial intermediary or AGIS at (800) 824-1916 (option #4). A redemption must include your account name as registered with the Portfolios and the account number. If AGIS receives your telephone redemption order by 4:00 p.m., Eastern time, for the Prime, Government and Treasury Portfolios and prior to 12:00 Noon, Eastern time, for the Tax-Free, California Tax-Free or New York Tax-Free Portfolios, AGIS will send the proceeds in Federal funds by wire to your designated bank account that day. If you recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until AGIS is reasonably satisfied the check has cleared (which may take up to 15 days).


Other


      Each Portfolio, except the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios have one transaction time each Portfolio business day, 12:00 Noon, Eastern time. Investments receive the full dividend for a day if your telephone order is received by AGIS by 4:00 p.m., Eastern time, for the Prime, Government or Treasury Portfolio and Federal funds or bank wire monies are received by AGIS before 4:00 p.m., Eastern time, on that day. For the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, investments receive the full dividend for a day if your telephone order is received by AGIS by 12:00 Noon, Eastern time, and Federal funds or bank wire monies are received by AGIS before 4:00 p.m., Eastern time, on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received by AGIS prior to 4:00 p.m., Eastern time, for the Prime, Government and Treasury Portfolios and 12:00 Noon, Eastern Time for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

      A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios.

      Each Portfolio may refuse any order to purchase shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      The Portfolios' net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolios expect that their distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolios' dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes.

      Distributions of tax-exempt interest income earned by the Tax-Free, California Tax-Free and New York Tax-Free Portfolios are not subject to Federal income tax (other than AMT), but may be subject to state or local income taxes. Any exempt interest dividends derived from interest on municipal securities subject to the AMT will be a tax preference item for purposes of the Federal individual and corporate AMT.


      California Tax-Free Portfolio. Distributions to residents of California out of interest income earned by the Portfolio from California municipal securities or U.S. Government securities are exempt from California personal income taxes.

      New York Tax-Free Portfolio. Distributions to residents of New York out of interest income earned by the Portfolio from New York municipal securities are exempt from New York personal income taxes.


      Each year shortly after December 31, the Portfolios will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

                               GENERAL INFORMATION

      The Portfolios reserve the right to close an account that through redemption is, in the aggregate among Portfolios, less than $500,000. The Portfolios will send shareholders 60 days' written notice to increase the account value before the Portfolios close the account.

      During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

                              FINANCIAL HIGHLIGHTS


      The financial highlights table is intended to help you understand a Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent accountants, for the fiscal years ended April 30, 2002, April 30, 2001 and April 30, 2000 and by other independent accountants for periods prior to the fiscal year ended April 30, 2000. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the Portfolios' Annual Reports, which are available upon request.

                                                                                    PRIME PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                                  Year Ended April 30,
                                                       ---------------------------------------------------------------------------
                                                          2002            2001            2000            1999            1998
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year .................   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
Net investment income (a) ..........................         .0276           .0612           .0540           .0518           .0552
                                                       -----------     -----------     -----------     -----------     -----------
Less: Dividends
Dividends from net investment income ...............        (.0276)         (.0612)         (.0540)         (.0518)         (.0552)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period ..................   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       ===========     ===========     ===========     ===========     ===========
Total Return
Total investment return based on net asset value (b)          2.80%           6.31%           5.54%           5.31%           5.68%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $     1,907     $     3,314     $     1,788     $     1,671     $     1,765
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....           .20%            .20%            .20%            .20%            .20%
   Expenses, before waivers and reimbursements .....           .22%            .23%            .24%            .24%            .24%
   Net investment income (a) .......................          2.88%           6.01%           5.39%           5.16%           5.52%

                                                                             GOVERNMENT PORTFOLIO
                                                       -----------------------------------------------------------------
                                                                             Year Ended April 30,
                                                       -----------------------------------------------------------------
                                                         2002          2001          2000          1999          1998
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of year .................   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                       ---------     ---------     ---------     ---------     ---------
Income From Investment Operations
Net investment income (a) ..........................       .0267         .0604         .0527         .0505         .0543
                                                       ---------     ---------     ---------     ---------     ---------
Less: Dividends
Dividends from net investment income ...............      (.0267)       (.0604)       (.0527)       (.0505)       (.0543)
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value, end of period .....................   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                       =========     =========     =========     =========     =========
Total Return
Total investment return based on net asset value (b)        2.71%         6.22%         5.40%         5.18%         5.58%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $     593     $     792     $     442     $     394     $     275
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....         .20%          .20%          .20%          .20%          .20%
   Expenses, before waivers and reimbursements .....         .24%          .27%          .27%          .29%          .28%
   Net investment income (a) .......................        2.75%         5.91%         5.30%         5.01%         5.43%


See footnote summary on page 14.

                                                                       TREASURY PORTFOLIO
                                                       ---------------------------------------------------
                                                                                                 June 29,
                                                                Year Ended April 30,            1998(e) to
                                                       -------------------------------------     April 30,
                                                         2002          2001          2000          1999
                                                       ---------     ---------     ---------     ---------
Net asset value, beginning of period ...............   $    1.00     $    1.00     $    1.00     $    1.00
                                                       ---------     ---------     ---------     ---------
Income From Investment Operations
Net investment income (a) ..........................       .0253         .0576         .0504         .0401
                                                       ---------     ---------     ---------     ---------
Less: Dividends
Dividends from net investment income ...............      (.0253)       (.0576)       (.0504)       (.0401)
                                                       ---------     ---------     ---------     ---------
Net asset value, end of period .....................   $    1.00     $    1.00     $    1.00     $    1.00
                                                       =========     =========     =========     =========
Total Return
Total investment return based on net asset value (b)        2.56%         5.93%         5.15%         4.09%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $      97     $     157     $       4     $       4
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....         .20%          .20%          .20%          .20%(d)
   Expenses, before waivers and reimbursements .....         .27%          .26%          .59%         1.42%(d)
   Net investment income (a) .......................        2.51%         4.99%         5.03%         4.82%(d)

                                                                              TAX-FREE PORTFOLIO
                                                       -----------------------------------------------------------------
                                                                             Year Ended April 30,
                                                       -----------------------------------------------------------------
                                                         2002          2001          2000          1999          1998
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of year .................   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                       ---------     ---------     ---------     ---------     ---------
Income From Investment Operations
Net investment income (a) ..........................       .0187         .0387         .0342         .0321         .0363
                                                       ---------     ---------     ---------     ---------     ---------
Less: Dividends
Dividends from net investment income ...............      (.0187)       (.0387)       (.0342)       (.0321)       (.0363)
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value, end of period .....................   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                       =========     =========     =========     =========     =========
Total Return
Total investment return based on net asset value (b)        1.89%         3.95%         3.47%         3.26%         3.70%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $     510     $     435     $     407     $     256      $    294
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....         .20%          .20%          .20%          .20%          .20%
   Expenses, before waivers and reimbursements .....         .24%          .26%          .28%          .28%          .28%
   Net investment income (a) .......................        1.86%         3.88%         3.45%         3.22%         3.61%


See footnote summary on page 14.

                                                             CALIFORNIA
                                                              TAX-FREE
                                                              PORTFOLIO
                                                       ----------------------
                                                         Year      January 9,
                                                         Ended     2001(c) to
                                                       April 30,    April 30,
                                                         2002         2001
                                                       --------     --------
Net asset value, beginning of period ...............   $   1.00     $   1.00
                                                       --------     --------
Income From Investment Operations
Net investment income (a) ..........................      .0174        .0081
                                                       --------     --------
Less: Dividends
Dividends from net investment income ...............     (.0174)      (.0081)
                                                       --------     --------
Net asset value, end of period .....................   $   1.00     $   1.00
                                                       ========     ========
Total Return
Total investment return based on net asset value (b)       1.76%         .82%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $     26     $      6
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....        .20%         .20%(d)
   Expenses, before waivers and reimbursements .....        .30%         .45%(d)
   Net investment income (a) .......................       1.51%        2.76%(d)

                                                      NEW YORK
                                                      TAX-FREE
                                                      PORTFOLIO
                                                      ----------
                                                        May 5,
                                                      2001(e) to
                                                       April 30,
                                                         2002
                                                       --------
Net asset value, beginning of period ...............   $   1.00
                                                       --------
Income From Investment Operations
Net investment income (a) ..........................      .0149
                                                       --------
Less: Dividends
Dividends from net investment income ...............     (.0149)
                                                       --------
Net asset value, end of period .....................   $   1.00
                                                       ========
Total Return
Total investment return based on net asset value (b)       1.50%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $     22
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....        .20%(d)
   Expenses, before waivers and reimbursements .....        .60%(d)
   Net investment income (a) .......................       1.57%(d)


(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)   Commencement of distribution.


(d)   Annualized.

(e)   Commencement of operations.

                     (This page left intentionally blank.)

Privacy Notice (This information is not part of the Prospectus.)

      Alliance, the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

      It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

For more information about the Portfolios, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

o Statement of Additional Information (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:


By mail:         c/o Alliance Global Investor Services, Inc.
                 P.O. Box 786003
                 San Antonio, TX 78278-6003

By phone:        For Information and Literature:
                 (800) 221-5672


Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov


o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash., DC 20549-0102

You may also find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.


Table of Contents
-----------------

RISK/RETURN SUMMARY.........................................................   2
   Performance and Bar Chart Information....................................   3
FEES AND EXPENSES OF THE PORTFOLIOS.........................................   5
OTHER INFORMATION ABOUT THE PORTFOLIOS'
   OBJECTIVES, STRATEGIES, AND RISKS .......................................   5
   Investment Objectives and Strategies.....................................   5
   Prime Portfolio..........................................................   6
   Government Portfolio.....................................................   6
   Treasury Portfolio.......................................................   6
   Tax-Free Portfolio.......................................................   6
   California Tax-Free Portfolio............................................   7
   New York Tax-Free Portfolio..............................................   7
   Risk Considerations......................................................   8
MANAGEMENT OF THE PORTFOLIOS.............................................      9
PURCHASE AND SALE OF SHARES.................................................   9
   How The Portfolios Value Their Shares....................................   9
   How To Buy Shares........................................................   9
   How To Sell Shares.......................................................  10
   Other....................................................................  10
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................  11
GENERAL INFORMATION.........................................................  11
FINANCIAL HIGHLIGHTS........................................................  12

                                                               File No. 811-6068

Alliance
Institutional
Reserves

o     Prime Portfolio

o     Government Portfolio

o     Treasury Portfolio
o     Tax-Free Portfolio
o     California Tax-Free Portfolio
o     New York Tax-Free Portfolio


Prospectus
Class B Shares
September 3, 2002


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

      Alliance Institutional Reserves, Inc. consists of seven distinct Portfolios. This prospectus describes the Class B shares of six of the Portfolios--the Prime Portfolio, Government Portfolio, Treasury Portfolio, Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                               RISK/RETURN SUMMARY

      The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary.

      Objectives: The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and maximum current income (exempt from income taxation to the extent described in this Prospectus) to the extent consistent with the first two objectives.

      Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities. The California Tax-Free Portfolio and the New York Tax-Free Portfolio are non-diversified and only offered to residents of the named states.

      The Portfolios invest primarily in the following money market securities:

      o Prime Portfolio Obligations of the U.S. Government, its agencies or instrumentalities, obligations of certain banks and savings and loan associations, asset-backed securities and high-quality securities of corporate issuers (including adjustable rate securities).

      o Government Portfolio Obligations of the U.S. Government, its agencies or instrumentalities and repurchase agreements.


      o Treasury Portfolio Obligations of the U.S. Treasury, such as bills, notes and bonds, and repurchase agreements.


      o Tax-Free Portfolio High-quality state and municipal government tax-exempt debt obligations.

      o California Tax-Free Portfolio High-quality municipal securities issued by the State of California or its political subdivisions or securities otherwise exempt from California state personal income tax.

      o New York Tax-Free Portfolio High-quality municipal securities issued by the State of New York or its political subdivisions or securities otherwise exempt from New York state personal income tax.

      Principal Risks: The principal risks of investing in each Portfolio are:

      o Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt securities.

      o Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.

      In addition, principal risks of investing in the Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio are:

      o Municipal Market Risk This is the risk that special factors, such as political and legislative changes and local business and economic developments, may adversely affect the yield or value of a Portfolio's investments. Because the California Tax-Free and the New York Tax-Free Portfolios invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences.

      o Diversification Risk The Portfolios that invest in particular states may invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on these Portfolios.

      Another important thing for you to note:

      An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

      For each Portfolio, the Risk/Return Summary includes a table showing the Portfolio's average annual total returns and a bar chart showing the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

      o the Portfolio's average annual total returns for one year and the life of the Portfolio; and

      o changes in the Portfolio's performance from year to year over the life of the Portfolio.

      A Portfolio's past performance does not necessarily indicate how it will perform in the future.


      You may obtain current seven-day yield information for any Portfolio by calling (800) 221-5672 or your financial intermediary.


Prime Portfolio

                                PERFORMANCE TABLE


                                              Since
                               1 Year     Inception*
--------------------------------------------------------------------------------
                               3.96%        5.14%
--------------------------------------------------------------------------------


*     Inception date: 8/14/98.

                                    BAR CHART

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a     n/a     n/a     n/a     n/a     n/a   5.10%   6.32%   3.96%
--------------------------------------------------------------------------------
    92      93      94      95      96      97      98      99      00      01
                                                             Calendar Year End


      Through June 30, 2002, the year to date unannualized return for the Portfolio was .83%. During the period shown in the bar chart, the highest return for a quarter was 1.62% (quarter ending September 30, 2000) and the lowest return for a quarter was .56% (quarter ending December 31, 2001).


Government Portfolio

                                PERFORMANCE TABLE


                                              Since
                               1 Year     Inception**
--------------------------------------------------------------------------------
                               3.89%         5.05%
--------------------------------------------------------------------------------


**    Inception date: 8/07/98.

                                    BAR CHART

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a     n/a     n/a     n/a     n/a     n/a   5.06%   6.19%   3.89%
--------------------------------------------------------------------------------
    92      93      94      95      96      97      98      99      00      01
                                                             Calendar Year End


      Through June 30, 2002, the year to date unannualized return for the Portfolio was .80%. During the period shown in the bar chart, the highest return for a quarter was 1.59% (quarter ending December 31, 2000) and the lowest return for a quarter was .53% (quarter ending December 31, 2001).

Treasury Portfolio

                                PERFORMANCE TABLE


                                              Since
                               1 Year     Inception***
--------------------------------------------------------------------------------
                               3.63%         4.77%
--------------------------------------------------------------------------------


***   Inception date: 12/31/98.

                                    BAR CHART

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a     n/a     n/a     n/a     n/a     n/a   4.54%   6.00%   3.63%
--------------------------------------------------------------------------------
    92      93      94      95      96      97      98      99      00      01
                                                             Calendar Year End


      Through June 30, 2002, the year to date unannualized return for the Portfolio was .73%. During the period shown in the bar chart, the highest return for a quarter was 1.55% (quarter ending December 31, 2000) and the lowest return for a quarter was .53% (quarter ending December 31, 2001).


Tax-Free Portfolio

                                PERFORMANCE TABLE


                                              Since
                               1 Year     Inception****
--------------------------------------------------------------------------------
                               2.46%         3.19%
--------------------------------------------------------------------------------

****  Inception date: 8/17/98.

                                    BAR CHART


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a     n/a     n/a     n/a     n/a     n/a   3.13%   3.98%   2.46%
--------------------------------------------------------------------------------
    92      93      94      95      96      97      98      99      00      01
                                                             Calendar Year End


      Through June 30, 2002, the year to date unannualized return for the Portfolio was .57%. During the period shown in the bar chart, the highest return for a quarter was 1.05% (quarter ending June 30, 2000) and the lowest return for a quarter was .39% (quarter ending December 31, 2001).


California Tax-Free Portfolio

                                PERFORMANCE TABLE


                                              Since
                               1 Year     Inception*****
--------------------------------------------------------------------------------
                               2.14%         2.47%
--------------------------------------------------------------------------------

***** Inception date: 11/28/00.

                                    BAR CHART


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a   2.14%
--------------------------------------------------------------------------------
    92      93      94      95      96      97      98      99      00      01
                                                             Calendar Year End


      Through June 30, 2002, the year to date unannualized return for the Portfolio was .57%. During the period shown in the bar chart, the highest return for a quarter was .69% (quarter ending June 30, 2001) and the lowest return for a quarter was .36% (quarter ending December 31, 2001).

      There is no performance table or bar chart for the New York Tax-Free Portfolio because this Portfolio has not completed a full calendar year of operations.

                       FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                ANNUAL PORTFOLIO OPERATING EXPENSES
                                     --------------------------------------------------------
                                            Govern-                      California  New York
                                     Prime   ment    Treasury  Tax-Free   Tax-Free   Tax-Free
                                     -----  -------  --------  --------  ----------  --------
Management Fees ..................   .20%    .20%      .20%      .20%       .20%       .20%
Distribution (12b-1) Fees ........   .10%    .10%      .10%      .10%       .10%       .10%
Other Expenses ...................   .02%    .04%      .07%      .04%       .10%       .38%
                                     ---     ---       ---       ---        ---        ---
Total Portfolio Operating Expenses   .32%    .34%      .37%      .34%       .40%       .68%
Expense Reimbursement* ...........  (.02)%  (.04)%    (.07)%    (.04)%     (.10)%     (.38)%
                                     ---     ---       ---       ---        ---        ---
Net Expenses .....................   .30%    .30%      .30%      .30%       .30%       .30%

----------
* Reflects Alliance's contractual reimbursement during the Portfolios' respective current fiscal years of a portion of each Portfolio's operating expenses so that each Portfolio's expense ratio does not exceed .30%. This reimbursement extends through the end of the Portfolio's current fiscal year and may be extended by Alliance for additional one year terms.

EXAMPLES**


The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                               Govern-                      California  New York
                      Prime     ment    Treasury  Tax-Free   Tax-Free   Tax-Free
                      -----    -------  --------  --------  ----------  --------
1 Year..............   $ 31     $ 31      $ 31      $ 31       $ 31       $ 31
3 Years.............   $101     $105      $112      $105       $118       $179
5 Years.............   $178     $187      $201      $187       $214       $341
10 Years............   $404     $427      $461      $427       $495       $811

----------
** These examples assume that Alliance's agreement to bear a portion of each Portfolio's operating expenses is not extended beyond its initial period of one year.


    OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS

      This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolios.

      Please note:

      o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional Information or SAI.

      o There can be no assurance that any Portfolio will achieve its investment objectives.

      o Except as noted, the Portfolios' investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote. The investment objectives of the Prime Portfolio are fundamental.

Investment Objectives and Strategies

      As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Under that Rule, each Portfolio's investments must each have a remaining maturity of no more than 397 days, which is a fundamental policy for each Portfolio except for the Treasury, California Tax-Free and New York Tax-Free Portfolios, and each Portfolio must maintain an average weighted maturity that does not exceed 90 days.

Prime Portfolio

      The Prime Portfolio, as a matter of fundamental policy, pursues its objectives by maintaining a portfolio of high-quality money market securities. The Prime Portfolio's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation, or
(ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of at least $1 billion (rated or determined by Alliance to be of comparable quality);

      o high-quality commercial paper (or if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o adjustable rate obligations;

      o asset-backed securities;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

      o repurchase agreements that are fully collateralized.

      As a matter of fundamental policy, the Portfolio does not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

Government Portfolio

      As a matter of fundamental policy, the Government Portfolio normally invests substantially all of its assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest) and repurchase agreements related thereto.


      The Government Portfolio may also purchase when-issued securities.


      As an operating policy, which may be changed without shareholder approval, the Portfolio seeks to invest in securities that are legal investments for Federal credit unions.

Treasury Portfolio

      The Treasury Portfolio normally invests at least 80% of its net assets in U.S. Treasury securities and repurchase agreements relating to U.S. Treasury securities. These securities may bear adjustable rates of interest. This policy may not be changed without 60 days' prior written notice to shareholders.


      The Treasury Portfolio may also purchase when-issued securities.


      As an operating policy, which may be changed without shareholder approval, the Portfolio (i) attempts to invest in securities that comply with requirements of New Jersey law in order to be an eligible investment for boards of education and other local governmental units in New Jersey, and (ii) does not invest in securities maintained under the U.S. Treasury STRIPS program or in repurchase agreements involving these types of securities.

Tax-Free Portfolio

      The Tax-Free Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-grade municipal securities. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets in high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

      The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax (the "AMT").

California Tax-Free Portfolio

      The California Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of California are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

      As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or securities otherwise exempt from California state personal income tax. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

New York Tax-Free Portfolio

      The New York Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of New York are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

      As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions, or securities otherwise exempt from New York state personal income tax. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

      Municipal Securities. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenue of a particular facility or a specific excise or other source.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of a Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by Alliance to be of comparable quality.


      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios also may invest in stand-by commitments, which may involve certain expenses and risks, but the Portfolios do not expect their investment in stand-by commitments to comprise a significant portion of their investments. Each Portfolio may also purchase when-issued securities.

      Taxable Investments. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in taxable instruments including obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Risk Considerations

      The Portfolios' principal risks are interest rate risk and credit risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

      The quality and liquidity of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. Each Portfolio continuously monitors the credit quality of third-parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios face municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the California Tax-Free and New York Tax-Free Portfolios invest a large portion of their assets in the named state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


      A Portfolio's investments in when-issued securities are subject to the risk of market fluctuations because the Portfolio agrees to buy the securities at a certain price, even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.


      The Portfolios may invest up to 10% of their net assets in illiquid securities, including illiquid restricted securities (with respect to each Portfolio except the Tax-Free Portfolio). Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that a Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

      The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

      The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

                          MANAGEMENT OF THE PORTFOLIOS


      The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2002 totaling more than $412 billion (of which more than $157 billion represented assets of investment companies). As of June 30, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 57 registered investment companies, managed by Alliance, comprising 145 separate investment portfolios, currently have approximately 7.5 million shareholder accounts.

      Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance, for the fiscal year ended April 30, 2001, as a percentage of average daily net assets, .20%.


      Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Class B shares of the Portfolios, including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities. Financial intermediaries may receive different compensation for selling the Portfolios' Class B shares and Class A and Class C shares, which are not offered in this prospectus.

                           PURCHASE AND SALE OF SHARES

How the Portfolios Value Their Shares


      Each of the Portfolios' net asset value, or NAV, which is the price at which shares of the Portfolios are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange is closed for business) except for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, which is calculated at 12:00 Noon, Eastern time.


      To calculate NAV, the Portfolios' assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment

      You may purchase Class B shares through your financial intermediary by instructing the intermediary to invest in one or more of the Portfolios.

      The minimum investment amount is $1,000,000 in the aggregate among the Portfolios. There is no minimum for subsequent investments. The Portfolios reserve the right to vary the minimum investment amounts.

      o Subsequent Investments

      By Check:

      Mail or deliver your check or negotiable draft payable to your financial intermediary, who will deposit it into the Portfolio(s). Please designate the appropriate Portfolio and indicate your brokerage account number, if applicable, on the check or draft.

      By Sweep:

      Your financial intermediary may offer an automatic "sweep" for the Portfolio in the operation of brokerage cash accounts for its customers. Contact your financial intermediary to determine if a sweep is available and what the sweep parameters are.

      If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

How To Sell Shares

      You may "redeem" your shares (i.e., sell your shares) on any Portfolio business day by contacting your financial intermediary. If you recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the Portfolio is reasonably satisfied the check has cleared (which may take up to 15 days).

      You also may redeem your shares:

      o By Sweep:

      If your financial intermediary offers an automatic sweep arrangement, the sweep will automatically transfer from your Portfolio account sufficient amounts to cover security purchases in your brokerage account.

      o By Checkwriting:


      With this service, you may write checks made payable to any payee. First, you must fill out a signature card which you may obtain from your financial intermediary. If you wish to establish this checkwriting service subsequent to the opening of your Portfolio account, contact your financial intermediary. There is no charge for this service, except that a charge will be imposed for checks that are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You can not write checks for more than the principal balance (not including any accrued dividends) in your account.


Other


      Each Portfolio, except the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios have one transaction time each Portfolio business day, 12:00 Noon, Eastern time. Investments receive the full dividend for a day if your telephone order is received by Alliance Global Investor Services, Inc., ("AGIS") by 4:00 p.m., Eastern time, for the Prime, Government or Treasury Portfolio and Federal funds or bank wire monies are received by AGIS before 4:00 p.m., Eastern time, on that day. For the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, investments receive the full dividend for a day if your telephone order is received by AGIS by 12:00 Noon, Eastern time, and Federal funds or bank wire monies are received by AGIS before 4:00 p.m., Eastern time, on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received by AGIS prior to 4:00 p.m., Eastern time, for the Prime, Government and Treasury Portfolios and 12:00 Noon, Eastern Time for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

      A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios.

      Each Portfolio may refuse any order to purchase shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      The Portfolios' net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolios expect that their distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolios' dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes.

      Distributions of tax-exempt interest income earned by the Tax-Free, California Tax-Free and New York Tax-Free Portfolios are not subject to Federal income tax (other than AMT), but may be subject to state or local income taxes. Any exempt interest dividends derived from interest on municipal securities subject to the AMT will be a tax preference item for purposes of the Federal individual and corporate AMT.


      California Tax-Free Portfolio. Distributions to residents of California out of interest income earned by the Portfolio from California municipal securities or U.S. Government securities are exempt from California personal income taxes.

      New York Tax-Free Portfolio. Distributions to residents of New York out of interest income earned by the Portfolio from New York municipal securities are exempt from New York personal income taxes.


      Each year shortly after December 31, the Portfolios will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

                            DISTRIBUTION ARRANGEMENTS

      The Fund has adopted a plan under SEC Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and service fees in connection with the distribution of each Portfolio's Class B shares. The amount of these fees for the Portfolios' Class B shares is .10% as a percentage of aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Financial intermediaries may receive different compensation for selling the Portfolios' Class B shares and Class A and Class C shares, which are not offered in this prospectus.

                               GENERAL INFORMATION

      The Portfolios reserve the right to close an account that through redemption is, in the aggregate among Portfolios, less than $500,000. The Portfolios will send shareholders 60 days' written notice to increase the account value before the Portfolios close the account.

      During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

                              FINANCIAL HIGHLIGHTS


      The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of its operations. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent accountants, for the fiscal years ended April 30, 2002, April 30, 2001 and April 30, 2000 and by other independent accountants for periods prior to the fiscal year ended April 30, 2000. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the Portfolios' Annual Reports, which are available upon request.

                                                                                PRIME PORTFOLIO
                                                       -----------------------------------------------------------
                                                                                                       August 14,
                                                                 Year Ended April 30,                  1998(c) to
                                                       -------------------------------------------      April 30,
                                                          2002            2001            2000            1999
                                                       -----------     -----------     -----------     -----------
Net asset value, beginning of period ...............   $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------
Income From Investment Operations
Net investment income (a) ..........................         .0266           .0602           .0530           .0358
                                                       -----------     -----------     -----------     -----------
Less: Dividends
Dividends from net investment income ...............        (.0266)         (.0602)         (.0530)         (.0358)
                                                       -----------     -----------     -----------     -----------
Net asset value, end of period .....................   $      1.00     $      1.00     $      1.00     $      1.00
                                                       ===========     ===========     ===========     ===========
Total Return
Total investment return based on net asset value (b)          2.70%           6.20%           5.44%           3.65%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $     2,165     $     2,387     $     1,871     $       536
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....           .30%            .30%            .30%            .30%(d)
   Expenses, before waivers and reimbursements .....           .32%            .33%            .34%            .36%(d)
   Net investment income (a) .......................          2.66%           5.93%           5.44%           4.82%(d)

                                                                      GOVERNMENT PORTFOLIO
                                                       ---------------------------------------------------
                                                                                                August 07,
                                                                Year Ended April 30,            1998(c) to
                                                       -------------------------------------     April 30,
                                                          2002          2001          2000          1999
                                                       ---------     ---------     ---------     ---------
Net asset value, beginning of period ...............   $    1.00     $    1.00     $    1.00     $    1.00
                                                       ---------     ---------     ---------     ---------
Income From Investment Operations
Net investment income (a) ..........................       .0257         .0594         .0516         .0361
                                                       ---------     ---------     ---------     ---------
Less: Dividends
Dividends from net investment income ............      (.0257)       (.0594)       (.0516)       (.0361)
                                                       ---------     ---------     ---------     ---------
Net asset value, end of period .....................   $    1.00     $    1.00     $    1.00     $    1.00
                                                       =========     =========     =========     =========
Total Return
Total investment return based on net asset value (b)        2.60%         6.12%         5.29%         3.68%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $     558     $     696     $     198     $     136
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....         .30%           30%          .30%          .30%(d)
   Expenses, before waivers and reimbursements .....         .34%           37%          .37%          .41%(d)
   Net investment income (a) .......................        2.62%         5.78%         5.19%         4.73%(d)

See footnote summary on page 14.

                                                                     TREASURY PORTFOLIO
                                                       -----------------------------------------------
                                                                                            October 15,
                                                              Year Ended April 30,          1998(c) to
                                                       ----------------------------------    April 30,
                                                         2002         2001         2000         1999
                                                       --------     --------     --------     --------
Net asset value, beginning of period ...............   $   1.00     $   1.00     $   1.00     $   1.00
                                                       --------     --------     --------     --------
Income From Investment Operations
Net investment income (a) ..........................      .0243        .0566        .0494        .0143
                                                       --------     --------     --------     --------
Less: Dividends
Dividends from net investment income ...............     (.0243)      (.0566)      (.0494)      (.0143)
                                                       --------     --------     --------     --------
Net asset value, end of period .....................   $   1.00     $   1.00     $   1.00     $   1.00
                                                       ========     ========     ========     ========
Total Return
Total investment return based on net asset value (b)       2.46%        5.83%        5.05%        1.44%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $     87     $     18     $     85     $     15
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....        .30%         .30%         .30%         .30%(d)
   Expenses, before waivers and reimbursements .....        .37%         .37%         .47%        1.08%(d)
   Net investment income (a) .......................       1.97%        5.48%        5.04%        4.42%(d)

                                                                       TAX-FREE PORTFOLIO
                                                       ---------------------------------------------------
                                                                                                August 17,
                                                                Year Ended April 30,            1998(c) to
                                                       -------------------------------------     April 30,
                                                         2002          2001          2000          1999
                                                       ---------     ---------     ---------     ---------
Net asset value, beginning of period ...............   $    1.00     $    1.00     $    1.00     $    1.00
                                                       ---------     ---------     ---------     ---------
Income From Investment Operations
Net investment income (a) ..........................       .0177         .0378         .0333         .0210
                                                       ---------     ---------     ---------     ---------
Less: Dividends
Dividends from net investment income ...............      (.0177)       (.0378)       (.0333)       (.0210)
                                                       ---------     ---------     ---------     ---------
Net asset value, end of period .....................   $    1.00     $    1.00     $    1.00     $    1.00
                                                       =========     =========     =========     =========
Total Return
Total investment return based on net asset value (b)        1.79%         3.85%         3.37%         2.13%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $     766     $     616     $     375     $     193
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....         .30%          .30%          .30%          .30%(d)
   Expenses, before waivers and reimbursements .....         .34%          .36%          .37%          .42%(d)
   Net investment income (a) .......................        1.74%         3.67%         3.37%         2.88%(d)

See footnote summary on page 14.

                                                              CALIFORNIA
                                                              TAX-FREE
                                                              PORTFOLIO
                                                       -----------------------
                                                         Year     November 28,
                                                        Ended      2000(e) to
                                                       April 30,    April 30,
                                                         2002         2001
                                                       --------     --------
Net asset value, beginning of period ...............   $   1.00     $   1.00
                                                       --------     --------
Income From Investment Operations
Net investment income (a) ..........................      .0164        .0117
                                                       --------     --------
Less: Dividends
Dividends from net investment income ...............     (.0164)      (.0117)
                                                       --------     --------
Net asset value, end of period .....................   $   1.00     $   1.00
                                                       ========     ========
Total Return
Total investment return based on net asset value (b)       1.65%        1.18%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $     83     $     33
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....        .30%         .30%(d)
   Expenses, before waivers and reimbursements .....        .40%         .75%(d)
   Net investment income (a) .......................       1.57%        2.76%(d)

                                                       NEW YORK
                                                       TAX-FREE
                                                       PORTFOLIO
                                                       ---------
                                                       August 2,
                                                      2001(c) to
                                                       April 30,
                                                         2002
                                                       --------
Net asset value, beginning of period ...............   $   1.00
                                                       --------
Income From Investment Operations
Net investment income (a) ..........................      .0098
                                                       --------
Less: Dividends
Dividends from net investment income ...............     (.0098)
                                                       --------
Net asset value, end of period .....................   $   1.00
                                                       ========
Total Return
Total investment return based on net asset value (b)        .98%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $     17
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....        .30%(d)
   Expenses, before waivers and reimbursements .....        .68%(d)
   Net investment income (a) .......................       1.12%(d)


(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)   Commencement of distribution.


(d)   Annualized.

(e)   Commencement of operations.

                     (This page left intentionally blank.)

Privacy Notice (This information is not part of the Prospectus.)

      Alliance, the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

      It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

For more information about the Portfolios, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

o Statement of Additional Information (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:


By mail:         c/o Alliance Global Investor Services, Inc.
                 P.O. Box 786003
                 San Antonio, TX 78278-6003

By phone:        For Information and Literature:
                 (800) 221-5672


Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov


o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash., DC 20549-0102

You may also find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

Table of Contents
-----------------
RISK/RETURN SUMMARY.........................................................   2
   Performance and Bar Chart Information....................................   3
FEES AND EXPENSES OF THE PORTFOLIOS.........................................   5
OTHER INFORMATION ABOUT THE PORTFOLIOS'
   OBJECTIVES, STRATEGIES, AND RISKS .......................................   5
   Investment Objectives and Strategies.....................................   5
   Prime Portfolio..........................................................   6
   Government Portfolio.....................................................   6
   Treasury Portfolio.......................................................   6
   Tax-Free Portfolio.......................................................   6
   California Tax-Free Portfolio............................................   7
   New York Tax-Free Portfolio..............................................   7
   Risk Considerations......................................................   8
MANAGEMENT OF THE PORTFOLIOS................................................   9
PURCHASE AND SALE OF SHARES.................................................   9
   How The Portfolios Value Their Shares....................................   9
   How To Buy Shares........................................................   9
   How To Sell Shares.......................................................  10
   Other....................................................................  10
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................  11
DISTRIBUTION ARRANGEMENTS...................................................  11
GENERAL INFORMATION.........................................................  11
FINANCIAL HIGHLIGHTS........................................................  12


                                                               File No. 811-6068

Alliance
Institutional
Reserves

o     Prime Portfolio

o     Government Portfolio

o     Treasury Portfolio

o     Tax-Free Portfolio

o     California Tax-Free Portfolio

o     New York Tax-Free Portfolio


Prospectus
Class C Shares
September 3, 2002


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

      Alliance Institutional Reserves, Inc. consists of seven distinct Portfolios. This prospectus describes the Class C shares of six of the Portfolios--the Prime Portfolio, Government Portfolio, Treasury Portfolio, Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                               RISK/RETURN SUMMARY

      The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary.

      Objectives: The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and maximum current income (exempt from income taxation to the extent described in this Prospectus) to the extent consistent with the first two objectives.

      Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities. The California Tax-Free Portfolio and the New York Tax-Free Portfolio are non-diversified and only offered to residents of the named states.

      The Portfolios invest primarily in the following money market securities:

      o Prime Portfolio Obligations of the U.S. Government, its agencies or instrumentalities, obligations of certain banks and savings and loan associations, asset-backed securities and high-quality securities of corporate issuers (including adjustable rate securities).

      o Government Portfolio Obligations of the U.S. Government, its agencies or instrumentalities and repurchase agreements.


      o Treasury Portfolio Obligations of the U.S. Treasury, such as bills, notes and bonds, and repurchase agreements.


      o Tax-Free Portfolio High-quality state and municipal government tax-exempt debt obligations.

      o California Tax-Free Portfolio High-quality municipal securities issued by the State of California or its political subdivisions or securities otherwise exempt from California state personal income tax.

      o New York Tax-Free Portfolio High-quality municipal securities issued by the State of New York or its political subdivisions or securities otherwise exempt from New York state personal income tax.

      Principal Risks: The principal risks of investing in each Portfolio are:

      o Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt securities.

      o Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.

      In addition, principal risks of investing in the Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio are:

      o Municipal Market Risk This is the risk that special factors, such as political and legislative changes and local business and economic developments, may adversely affect the yield or value of a Portfolio's investments. Because the California Tax-Free and the New York Tax-Free Portfolios invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences.

      o Diversification Risk The Portfolios that invest in particular states may invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on these Portfolios.

      Another important thing for you to note:

      An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

      For each Portfolio, the Risk/Return Summary includes a table showing the Portfolio's average annual total returns and a bar chart showing the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

      o the Portfolio's average annual total returns for one year and the life of the Portfolio; and

      o changes in the Portfolio's performance from year to year over the life of the Portfolio.

      A Portfolio's past performance does not necessarily indicate how it will perform in the future.


      You may obtain current seven-day yield information for any Portfolio by calling (800) 221-5672 or your financial intermediary.


Prime Portfolio

                                PERFORMANCE TABLE


                                          Since
                               1 Year     Inception*
--------------------------------------------------------------------------------
                               3.81%      4.99%
--------------------------------------------------------------------------------


*     Inception date: 7/13/98.

                                    BAR CHART

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                92           n/a
                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99         4.94%
                                00         6.17%
                                01         3.81%


      Through June 30, 2002, the year to date unannualized return for the Portfolio was .76%. During the period shown in the bar chart, the highest return for a quarter was 1.59% (quarter ending September 30, 2000) and the lowest return for a quarter was .52% (quarter ending December 31, 2001).


Government Portfolio

                                PERFORMANCE TABLE


                                          Since
                               1 Year     Inception**
--------------------------------------------------------------------------------
                               3.74%      4.87%
--------------------------------------------------------------------------------


**    Inception date: 10/21/98.

                                    BAR CHART

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                92           n/a
                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99         4.86%
                                00         6.04%
                                01         3.74%


      Through June 30, 2002, the year to date unannualized return for the Portfolio was .72%. During the period shown in the bar chart, the highest return for a quarter was 1.55% (quarter ending December 31, 2000) and the lowest return for a quarter was .50% (quarter ending December 31, 2001).

Treasury Portfolio

                                PERFORMANCE TABLE


                                          Since
                               1 Year     Inception***
--------------------------------------------------------------------------------
                               3.48%      4.62%
--------------------------------------------------------------------------------

***   Inception date: 10/15/98.


                                    BAR CHART

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                92           n/a
                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99         4.58%
                                00         5.84%
                                01         3.48%


      Through June 30, 2002, the year to date unannualized return for the Portfolio was .66%. During the period shown in the bar chart, the highest return for a quarter was .49% (quarter ending December 31, 2000) and the lowest return for a quarter was .49% (quarter ending December 31, 2001).


Tax-Free Portfolio

                                PERFORMANCE TABLE


                                          Since
                               1 Year     Inception****
--------------------------------------------------------------------------------
                               2.31%      3.04%
--------------------------------------------------------------------------------


****  Inception date: 9/8/98.

                                    BAR CHART

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                92           n/a
                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99         2.89%
                                00         3.82%
                                01         2.31%


      Through June 30, 2002, the year to date unannualized return for the Portfolio was .50%. During the period shown in the bar chart, the highest return for a quarter was 3.49% (quarter ending June 30, 2000) and the lowest return for a quarter was .35% (quarter ending December 31, 2001).

California Tax-Free Portfolio

                                PERFORMANCE TABLE

                                          Since
                               1 Year     Inception*****
--------------------------------------------------------------------------------
                               1.98%      1.93%
--------------------------------------------------------------------------------

***** Inception date: 12/20/00.


                                    BAR CHART

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                92           n/a
                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99           n/a
                                00           n/a
                                01         1.98%


      Through June 30, 2002, the year to date unannualized return for the Portfolio was .50%. During the period shown in the bar chart, the highest return for a quarter was .65% (quarter ending June 30, 2001) and the lowest return for a quarter was .32% (quarter ending December 31, 2001).


      There is no performance table or bar chart for the New York Tax-Free Portfolio because this Portfolio has not completed a full calendar year of operations.

                       FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                ANNUAL PORTFOLIO OPERATING EXPENSES
                                     --------------------------------------------------------
                                            Govern-                      California  New York
                                     Prime   ment    Treasury  Tax-Free   Tax-Free   Tax-Free
                                     -----  -------  --------  --------  ----------  --------
Management Fees ..................   .20%    .20%      .20%      .20%       .20%       .20%
Distribution (12b-1) Fees ........   .25%    .25%      .25%      .25%       .25%       .25%
Other Expenses ...................   .02%    .04%      .07%      .04%       .10%       .43%
                                     ---     ---       ---       ---        ---        ---
Total Portfolio Operating Expenses   .47%    .49%      .52%      .49%       .55%       .88%
Expense Reimbursement* ...........  (.02)%  (.04)%    (.07)%    (.04)%     (.10)%     (.43)%
                                     ---     ---       ---       ---        ---        ---
Net Expenses .....................   .45%    .45%      .45%      .45%       .45%       .45%

----------
* Reflects Alliance's contractual reimbursement during the Portfolios' respective current fiscal years of a portion of each Portfolio's operating expenses so that each Portfolio's expense ratio does not exceed .45%. This reimbursement extends through the end of the Portfolio's current fiscal year and may be extended by Alliance for additional one year terms.

EXAMPLES**


The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                               Govern-                      California  New York
                       Prime    ment    Treasury  Tax-Free   Tax-Free   Tax-Free
                       -----   -------  --------  --------  ----------  --------
1 Year.............     $ 46    $ 46      $ 46      $ 46       $ 46      $   46
3 Years............     $149    $153      $160      $153       $166      $  238
5 Years............     $261    $270      $284      $270       $297      $  445
10 Years...........     $590    $612      $646      $612       $680      $1,045

----------
** These examples assume that Alliance's agreement to bear a portion of each Portfolio's operating expenses is not extended beyond its initial period of one year.


    OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS

      This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolios.

      Please note:

      o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional Information or SAI.

      o There can be no assurance that any Portfolio will achieve its investment objectives.

      o Except as noted, the Portfolios' investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote. The investment objectives of the Prime Portfolio are fundamental.

Investment Objectives and Strategies

      As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Under that Rule, each Portfolio's investments must each have a remaining maturity of no more than 397 days, which is a fundamental policy for each Portfolio except for the Treasury, California Tax-Free and New York Tax-Free Portfolios, and each Portfolio must maintain an average weighted maturity that does not exceed 90 days.

Prime Portfolio

      The Prime Portfolio, as a matter of fundamental policy, pursues its objectives by maintaining a portfolio of high-quality money market securities. The Prime Portfolio's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation, or
(ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of at least $1 billion (rated or determined by Alliance to be of comparable quality);

      o high-quality commercial paper (or if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o adjustable rate obligations;

      o asset-backed securities;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

      o repurchase agreements that are fully collateralized.

      As a matter of fundamental policy, the Portfolio does not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

Government Portfolio

      As a matter of fundamental policy, the Government Portfolio normally invests substantially all of its assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest) and repurchase agreements related thereto.


      The Government Portfolio may also purchase when-issued securities.


      As an operating policy, which may be changed without shareholder approval, the Portfolio seeks to invest in securities that are legal investments for Federal credit unions.

Treasury Portfolio

      The Treasury Portfolio normally invests at least 80% of its net assets in U.S. Treasury securities and repurchase agreements relating to U.S. Treasury securities. These securities may bear adjustable rates of interest. This policy may not be changed without 60 days' prior written notice to shareholders.


      The Treasury Portfolio may also purchase when-issued securities.


      As an operating policy, which may be changed without shareholder approval, the Portfolio (i) attempts to invest in securities that comply with requirements of New Jersey law in order to be an eligible investment for boards of education and other local governmental units in New Jersey, and (ii) does not invest in securities maintained under the U.S. Treasury STRIPS program or in repurchase agreements involving these types of securities.

Tax-Free Portfolio

      The Tax-Free Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-grade municipal securities. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets in high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

      The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax (the "AMT").

California Tax-Free Portfolio

      The California Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of California are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

      As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or securities otherwise exempt from California state personal income tax. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

New York Tax-Free Portfolio

      The New York Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of New York are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

      As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions, or securities otherwise exempt from New York state personal income tax. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

      Municipal Securities. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenue of a particular facility or a specific excise or other source.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of a Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by Alliance to be of comparable quality.


      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios also may invest in stand-by commitments, which may involve certain expenses and risks, but the Portfolios do not expect their investment in stand-by commitments to comprise a significant portion of their investments. Each Portfolio may also purchase when-issued securities.


      Taxable Investments. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in taxable instruments including obligations of the U.S. Gov-ernment and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Risk Considerations

      The Portfolios' principal risks are interest rate risk and credit risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

      The quality and liquidity of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. Each Portfolio continuously monitors the credit quality of third-parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios face municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the California Tax-Free and New York Tax-Free Portfolios invest a large portion of their assets in the named state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


      A Portfolio's investments in when-issued securities are subject to the risk of market fluctuations because the Portfolio agrees to buy the securities at a certain price, even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.


      The Portfolios may invest up to 10% of their net assets in illiquid securities, including illiquid restricted securities (with respect to each Portfolio except the Tax-Free Portfolio). Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that a Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

      The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

      The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

                          MANAGEMENT OF THE PORTFOLIOS


      The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2002 totaling more than $412 billion (of which more than $157 billion represented assets of investment companies). As of June 30, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 57 registered investment companies, managed by Alliance, comprising 145 separate investment portfolios, currently have approximately 7.5 million shareholder accounts.

      Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance, for the fiscal year ended April 30, 2001, as a percentage of average daily net assets, .20%.


      Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Class C shares of the Portfolios, including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities. Financial intermediaries may receive different compensation for selling the Portfolios' Class C shares and Class A and Class B shares, which are not offered in this prospectus.

                           PURCHASE AND SALE OF SHARES

How the Portfolios Value Their Shares


      Each of the Portfolios' net asset value, or NAV, which is the price at which shares of the Portfolios are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange is closed for business) except for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, which is calculated at 12:00 Noon, Eastern time.


      To calculate NAV, the Portfolios' assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment

      You may purchase Class C shares through your financial intermediary by instructing the intermediary to invest in one or more of the Portfolios.

      The minimum investment amount is $1,000,000 in the aggregate among the Portfolios. There is no minimum for subsequent investments. The Portfolios reserve the right to vary the minimum investment amounts.

      o Subsequent Investments

      By Check:

      Mail or deliver your check or negotiable draft payable to your financial intermediary, who will deposit it into the Portfolio(s). Please designate the appropriate Portfolio and indicate your brokerage account number, if applicable, on the check or draft.

      By Sweep:

      Your financial intermediary may offer an automatic "sweep" for the Portfolio in the operation of brokerage cash accounts for its customers. Contact your financial intermediary to determine if a sweep is available and what the sweep parameters are.

      If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

How To Sell Shares

      You may "redeem" your shares (i.e., sell your shares) on any Portfolio business day by contacting your financial intermediary. If you recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the Portfolio is reasonably satisfied the check has cleared (which may take up to 15 days).

      You also may redeem your shares:

      o By Sweep:

      If your financial intermediary offers an automatic sweep arrangement, the sweep will automatically transfer from your Portfolio account sufficient amounts to cover security purchases in your brokerage account.

      o By Checkwriting:


      With this service, you may write checks made payable to any payee. First, you must fill out a signature card which you may obtain from your financial intermediary. If you wish to establish this checkwriting service subsequent to the opening of your Portfolio account, contact your financial intermediary. There is no charge for this service, except that a charge will be imposed for checks that are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You can not write checks for more than the principal balance (not including any accrued dividends) in your account.


Other


      Each Portfolio, except the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios have one transaction time each Portfolio business day, 12:00 Noon, Eastern time. Investments receive the full dividend for a day if your telephone order is received by Alliance Global Investor Services, Inc. ("AGIS") by 4:00 p.m., Eastern time, for the Prime, Government or Treasury Portfolio and Federal funds or bank wire monies are received by AGIS before 4:00 p.m., Eastern time, on that day. For the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, investments receive the full dividend for a day if your telephone order is received by AGIS by 12:00 Noon, Eastern time, and Federal funds or bank wire monies are received by AGIS before 4:00 p.m., Eastern time, on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received by AGIS prior to 4:00 p.m., Eastern time, for the Prime, Government and Treasury Portfolios and 12:00 Noon, Eastern time for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.


      A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios.


      Each Portfolio may refuse any order to purchase shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      The Portfolios' net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolios expect that their distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolios' dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes.

      Distributions of tax-exempt interest income earned by the Tax-Free, California Tax-Free and New York Tax-Free Portfolios are not subject to Federal income tax (other than AMT), but may be subject to state or local income taxes. Any exempt interest dividends derived from interest on municipal securities subject to the AMT will be a tax preference item for purposes of the Federal individual and corporate AMT.


      California Tax-Free Portfolio. Distributions to residents of California out of interest income earned by the Portfolio from California municipal securities or U.S. Government Securities are exempt from California personal income taxes.

      New York Tax-Free Portfolio. Distributions to residents of New York out of interest income earned by the Portfolio from New York municipal securities are exempt from New York personal income taxes.


      Each year shortly after December 31, the Portfolios will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

                            DISTRIBUTION ARRANGEMENTS

      The Fund has adopted a plan under SEC Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and service fees in connection with the distribution of each Portfolio's Class C shares. The amount of these fees for the Portfolios' Class C shares is .25% as a percentage of aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Financial intermediaries may receive different compensation for selling the Portfolios' Class C shares and Class A and B shares, which are not offered in this prospectus.

                               GENERAL INFORMATION

      The Portfolios reserve the right to close an account that through redemption is, in the aggregate among Portfolios, less than $500,000. The Portfolios will send shareholders 60 days' written notice to increase the account value before the Portfolios close the account.

      During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

                              FINANCIAL HIGHLIGHTS


      The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of its operations. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent accountants, for the fiscal years ended April 30, 2002, April 30, 2001 and April 30, 2000 and by other independent accountants for periods prior to the fiscal year ended April 30, 2000. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the Portfolios' Annual Reports, which are available upon request.

                                                                         PRIME PORTFOLIO
                                                       ---------------------------------------------------
                                                                                                 July 13,
                                                                Year Ended April 30,            1998(c) to
                                                       -------------------------------------     April 30,
                                                         2002          2001          2000          1999
                                                       ---------     ---------     ---------     ---------
Net asset value, beginning of period ...............   $    1.00     $    1.00     $    1.00     $    1.00
                                                       ---------     ---------     ---------     ---------
Income From Investment Operations
Net investment income (a) ..........................       .0251         .0587         .0515         .0392
                                                       ---------     ---------     ---------     ---------
Less: Dividends
---------------
Dividends from net investment income ...............      (.0251)       (.0587)       (.0515)       (.0392)
                                                       ---------     ---------     ---------     ---------
Net asset value, end of period .....................   $    1.00     $    1.00     $    1.00     $    1.00
                                                       =========     =========     =========     =========
Total Return
------------
Total investment return based on net asset value (b)        2.54%         6.04%         5.28%         3.86%
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions) ............   $     617     $     468     $     155     $      38
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....         .45%          .45%          .45%          .45%(d)
   Expenses, before waivers and reimbursements .....         .47%          .49%          .50%          .51%(d)
   Net investment income (a) .......................        2.41%         5.65%         5.29%         4.70%(d)


                                                                      GOVERNMENT PORTFOLIO
                                                       ---------------------------------------------------
                                                                                                October 21,
                                                                Year Ended April 30,            1998(c) to
                                                       -------------------------------------     April 30,
                                                         2002          2001          2000          1999
                                                       ---------     ---------     ---------     ---------
Net asset value, beginning of period ...............   $    1.00     $    1.00     $    1.00     $    1.00
                                                       ---------     ---------     ---------     ---------
Income From Investment Operations
Net investment income (a) ..........................       .0242         .0579         .0502         .0243
                                                       ---------     ---------     ---------     ---------
Less: Dividends
---------------
Dividends from net investment income ...............      (.0242)       (.0579)       (.0502)       (.0243)
                                                       ---------     ---------     ---------     ---------
Net asset value, end of period .....................   $    1.00     $    1.00     $    1.00     $    1.00
                                                       =========     =========     =========     =========
Total Return
------------
Total investment return based on net asset value (b)        2.45%         5.96%         5.14%         2.46%
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions) ............   $     189     $     128     $      16     $       3
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....         .45%          .45%          .45%          .45%(d)
   Expenses, before waivers and reimbursements .....         .49%          .52%          .52%          .56%(d)
   Net investment income (a) .......................        2.31%         5.51%         5.11%         4.55%(d)

See footnote summary on page 14.

                                                                        TREASURY PORTFOLIO
                                                       ---------------------------------------------------
                                                                                                October 15,
                                                                Year Ended April 30,            1998(c) to
                                                       -------------------------------------     April 30,
                                                         2002          2001          2000          1999
                                                       ---------     ---------     ---------     ---------
Net asset value, beginning of period ...............   $    1.00     $    1.00     $    1.00     $    1.00
                                                       ---------     ---------     ---------     ---------
Income From Investment Operations
---------------------------------
Net investment income (a) ..........................       .0228         .0551         .0479         .0248
                                                       ---------     ---------     ---------     ---------
Less: Dividends
---------------
Dividends from net investment income ...............      (.0228)       (.0551)       (.0479)       (.0248)
                                                       ---------     ---------     ---------     ---------
Net asset value, end of period .....................   $    1.00     $    1.00     $    1.00     $    1.00
                                                       =========     =========     =========     =========
Total Return
------------
Total investment return based on net asset value (b)        2.31%         5.67%         4.89%         2.51%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $     205     $     324     $     350     $      33
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....         .45%          .45%          .45%          .45%(d)
   Expenses, before waivers and reimbursements .....         .52%          .53%          .56%          .99%(d)
   Net investment income (a) .......................        2.39%         5.46%         5.06%         4.27%(d)


                                                                        TAX-FREE PORTFOLIO
                                                       ---------------------------------------------------
                                                                                               September 8,
                                                                Year Ended April 30,            1998(c) to
                                                       -------------------------------------     April 30,
                                                         2002          2001          2000          1999
                                                       ---------     ---------     ---------     ---------
Net asset value, beginning of period ...............   $    1.00     $    1.00     $    1.00     $    1.00
                                                       ---------     ---------     ---------     ---------
Income From Investment Operations
---------------------------------
Net investment income (a) ..........................       .0162         .0363         .0318         .0184
                                                       ---------     ---------     ---------     ---------
Less: Dividends
---------------
Dividends from net investment income ...............      (.0162)       (.0363)       (.0318)       (.0184)
                                                       ---------     ---------     ---------     ---------
Net asset value, end of period .....................   $    1.00     $    1.00     $    1.00     $    1.00
                                                       =========     =========     =========     =========
Total Return
------------
Total investment return based on net asset value (b)        1.63%         3.69%         3.22%         1.70%
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions) ............   $     132     $     161     $      49     $       2
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....         .45%          .45%          .45%          .45%(d)
   Expenses, before waivers and reimbursements .....         .49%          .51%          .51%          .57%(d)
   Net investment income (a) .......................        1.61%         3.52%         3.23%         2.69%(d)

See footnote summary on page 14.

                                                             CALIFORNIA
                                                              TAX-FREE
                                                             PORTFOLIO
                                                       ---------------------
                                                                  December 20,
                                                         Year       2000 (c)
                                                        Ended          to
                                                       April 30,    April 30,
                                                         2002         2001
                                                       --------     --------
Net asset value, beginning of period ...............   $   1.00     $   1.00
                                                       --------     --------
Income From Investment Operations
---------------------------------
Net investment income (a) ..........................      .0149        .0091
                                                       --------     --------
Less: Dividends
---------------
Dividends from net investment income ...............     (.0149)      (.0091)
                                                       --------     --------
Net asset value, end of period .....................   $   1.00     $   1.00
                                                       ========     ========
Total Return
------------
Total investment return based on net asset value (b)       1.50%         .92%
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions) ............   $     72     $     78
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....        .45%         .45%(d)
   Expenses, before waivers and reimbursements .....        .55%         .69%(d)
   Net investment income (a) .......................       1.53%        2.52%(d)

                                                         NEW YORK
                                                         TAX-FREE
                                                         PORTFOLIO
                                                        -----------
                                                      June 28, 2001(c)
                                                             to
                                                       April 30, 2002
                                                       --------------
Net asset value, beginning of period ...............       $  1.00
                                                           -------
Income From Investment Operations
Net investment income (a) ..........................         .0105
                                                           -------
Less: Dividends
Dividends from net investment income ...............        (.0105)
                                                           -------
Net asset value, end of period .....................       $  1.00
                                                           =======
Total Return
                                                           -------
Total investment return based on net asset value (b)          1.05%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............       $     4
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....           .45%(d)
   Expenses, before waivers and reimbursements .....           .88%(d)
   Net investment income (a) ....................          1.08%(d)


(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)   Commencement of distribution.

(d)   Annualized.

                     (This page left intentionally blank.)

Privacy Notice (This information is not part of the Prospectus.)

      Alliance, the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

      It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

For more information about the Portfolios, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

o Statement of Additional Information (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:


By mail:         c/o Alliance Global Investor Services, Inc.
                 P.O. Box 786003
                 San Antonio, TX 78278-6003

By phone:        For Information and Literature:
                 (800) 221-5672


Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov


o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash., DC 20549-0102

You may also find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

Table of Contents
--------------------------------------------------------------------------------
RISK/RETURN SUMMARY.........................................................   2
   Performance and Bar Chart Information....................................   3
FEES AND EXPENSES OF THE PORTFOLIOS.........................................   5
OTHER INFORMATION ABOUT THE PORTFOLIOS'
   OBJECTIVES, STRATEGIES, AND RISKS .......................................   5
   Investment Objectives and Strategies.....................................   5
   Prime Portfolio..........................................................   6
   Government Portfolio.....................................................   6
   Treasury Portfolio.......................................................   6
   Tax-Free Portfolio.......................................................   6
   California Tax-Free Portfolio ...........................................   7
   New York Tax-Free Portfolio..............................................   7
   Risk Considerations......................................................   8
MANAGEMENT OF THE PORTFOLIOS................................................   9
PURCHASE AND SALE OF SHARES.................................................   9
   How The Portfolios Value Their Shares....................................   9
   How To Buy Shares........................................................   9
   How To Sell Shares.......................................................  10
   Other....................................................................  10
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................  11
DISTRIBUTION ARRANGEMENTS...................................................  11
GENERAL INFORMATION.........................................................  11
FINANCIAL HIGHLIGHTS........................................................  12


                                                               File No. 811-6068

 [LOGO]                        ALLIANCE INSTITUTIONAL RESERVES, INC.
                              -Prime Portfolio
                              -Government Portfolio
                              -Treasury Portfolio
                              -Tax-Free Portfolio
                              -California Tax-Free Portfolio
                              -New York Tax-Free Portfolio
_________________________________________________________________

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas  78278-6003
Toll Free: (800) 221-5672

_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        September 3, 2002

_________________________________________________________________

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectuses, dated September 3, 2002, of Alliance Institutional Reserves, Inc. (the "Fund") that describe the Class A, Class B and Class C shares of the Prime, Government, Treasury, Tax-Free, California Tax-Free and New York Tax-Free Portfolios (the "Portfolios") of the Fund (the "Prospectuses"). Financial statements for the Portfolios for the year ended April 30, 2002 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. A copy of the Prospectuses and Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                                        Page

The Fund
Investment Objectives and Policies
Investment Restrictions
Management
Expenses of the Fund
Purchase and Redemption of Shares
Daily Dividends-Determination of Net Asset Value
Taxes
General Information
Financial Statements and Report of Independent Accountants
Appendix A - Commercial Paper and Bond Ratings
Appendix B - Description of Municipal Securities

___________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

                             THE FUND
_________________________________________________________________

     Alliance Institutional Reserves, Inc. (the "Fund") is an open-end investment company. The Prime Portfolio, the Government Portfolio, the Treasury Portfolio, the Tax-Free Portfolio, the California Tax-Free Portfolio and the New York Tax-Free Portfolio (collectively, the "Portfolios") are described by the Prospectuses that are supplemented by this SAI. The Portfolios are diversified except for the California Tax-Free Portfolio and the New York Tax-Free Portfolio, which are non-diversified and only offered to residents of the named states. An additional portfolio of the Fund, the Trust Portfolio, is described in a separate prospectus and statement of additional information. The Fund changed its name from ACM Institutional Reserves, Inc. to Alliance Institutional Reserves, Inc. effective June 29, 1998.

_________________________________________________________________

                INVESTMENT OBJECTIVES AND POLICIES
_________________________________________________________________

     The investment objectives of each Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income (exempt from income taxation to the extent described below) to the extent consistent with the first two objectives. This investment objective is fundamental for the Prime Portfolio. Each of the Prime Portfolio, the Government Portfolio and the Tax-Free Portfolio, as a matter of fundamental policy, and the California Tax-Free Portfolio and the New York Tax-Free Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities, all of which, at the time of investment, have remaining maturities of one year or less (which maturities, pursuant to Rule 2a-7 under the Investment Company Act of 1940 as amended (the "Act"), may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7). The Treasury Portfolio normally invests at least 80% of its net assets in U.S. Treasury securities and repurchase agreements relating to U.S. Treasury securities. This policy may not be changed without 60 days' prior written notice to shareholders. For purposes of this policy, net assets include borrowings for investment purposes. The Fund may in the future establish additional portfolios which may have different investment objectives. As is true with all investment companies, there can be no assurance that any of the Portfolio's objectives will be achieved.

                             General
                             -------

     Each of the Portfolios will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule. To the extent that a Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

     Currently, pursuant to Rule 2a-7, each Portfolio may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Portfolios' adviser, Alliance Capital Management L.P. ("Alliance" or the "Adviser"), to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROS") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A attached hereto. Securities in which the Portfolios invest may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

     Eligible securities as classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSROs, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7, the Prime, Government, Tax-Free and Treasury Portfolios, as applicable, may not invest more than five percent of their respective assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. This diversification requirement applies to the California Tax-Free and New York Tax-Free Portfolios with respect to 75% of their total assets.

     The Prime Portfolio may not invest in a security that is a second tier security if immediately after the acquisition thereof the Prime Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities (the "second tier security restriction"). The second tier security restriction applies to the Tax-Free, California Tax-Free and New York Tax-Free Portfolios with respect to their investments in the "conduit" securities of second tier issuers. A conduit security for purposes of Rule 2a-7 is a security nominally issued by a municipality, but dependent for principal and interest payments on a non-municipal issuer's revenues from a non-municipal project.

                        Portfolio Policies
                        ------------------

     Except as otherwise provided, the investment objectives and policies of the Portfolios are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Board of Directors without a shareholder vote. The investment objectives of the Prime Portfolio are fundamental. However, the Portfolios will not change their investment policies without contemporaneous written notice to shareholders.

Prime Portfolio
---------------

     The Prime Portfolio's investments may include the following, diversified by maturities and issuers:

     1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the bank for cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Bank, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

     2. Certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation or denominated in U.S. dollars and issued by U.S. branches of foreign banks and foreign branches of U.S. banks, in each case having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such instruments in which the Portfolio may invest. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of Funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. Such certificates may include, for example, those issued by foreign subsidiaries of such banks which are guaranteed by them. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     3. Commercial paper, including funding agreements and variable amount master demand notes, of prime quality (i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issued rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's) and participation interests in loans extended by banks to such companies. For a description of such ratings see Appendix A. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a further description of variable amount master demand notes, see below, "Additional Investment Policies".

     The Portfolio may invest up to 5% of its net assets in high quality (as determined by the requisite number of NRSROs or, if not rated, determined to be of high quality by the Adviser) participation interests having remaining maturities not exceeding 397 days in loans extended by banks to U.S. and foreign companies. In a typical corporate loan syndication, a number of institutional lenders lend a corporate borrower a specified sum pursuant to the term and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants which must be met by the borrower.

     The participation interests acquired by the Portfolio may, depending on the transaction, take the form of a direct co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant or a participation in the seller's share of the loan. Typically, the Portfolio will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified under the Act to serve as a custodian for a registered investment company such as the Fund. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

     When the Portfolio acts as a co-lender in connection with a participation interest, or when the Portfolio acquires a participation interest the terms of which provide that the Portfolio will be in privity with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Portfolio lacks such direct recourse, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower.

     The Adviser believes that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. The Portfolio may incur additional credit risk, however, when the Portfolio is in the position of participant rather than a co-lender because the Portfolio must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Portfolio and the co-lender. However, in acquiring participation interests the Adviser will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meet the Portfolio's high quality standard and will continue to do so as long as it holds a participation.

     4. Fully Collateralized Repurchase Agreements. For a description of repurchase agreements, see below, "Additional
Investment Policies - Repurchase Agreements."

     The Portfolio may make investments in certificates of deposit, bankers' acceptances and interest-bearing saving deposits issued by U.S. branches of foreign banks and foreign branches of U.S. banks, in each case specified in paragraph 2 above, and commercial paper issued by foreign companies meeting the rating criteria specified in paragraph 3 above. To the extent that the Portfolio invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards.

     The Portfolio may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. These securities must generally be rated. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, the special purpose entity is deemed to be the issuer of the asset-backed security. However, the Portfolio is required to treat any person whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security such obligations represent.

     Floating and Variable Rate Obligations. The Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days notice. The Portfolio may also invest in master demand notes which are obligations that permit the Prime Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Prime Portfolio, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. The Portfolio also may invest in short-term obligations of insurance companies, sometimes referred to as funding agreements. These arrangements are direct obligations of insurance companies and are not traded. Where these types of obligations are not secured by letters of credit or other credit support arrangements, the Prime Portfolio's right to redeem is dependent on the ability of the borrower or insurance company to pay principal and interest on demand.

Government Portfolio
--------------------

     The Government Portfolio normally invests, as a matter of fundamental policy, substantially all of its assets in marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto.

     As a matter of operating policy which may be changed without shareholder approval, the Government Portfolio attempts to invest in securities that the Adviser believes are legal investments for federal credit unions as set forth in Sections 107(7) and (8) of the Federal Credit Union Act and Part 703 of the National Credit Union Administration regulations.

     The Government Portfolio's investments may include the following:

     1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

     2. Repurchase agreements pertaining to the above securities. For a description of repurchase agreements, see below, "Additional Investment Policies - Repurchase Agreements."

     Floating and Variable Rate Obligations. The Portfolio may also purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Portfolio may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Portfolio may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

     When-Issued Securities. The Portfolio may purchase when-issued securities. For a description of when-issued securities, see below "Additional Investment Policies -
When-Issued Securities."

Treasury Portfolio
------------------

     The Portfolio pursues its objectives by maintaining a portfolio of the following investments diversified by maturities not exceeding 397 days:

     1. Issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds. Such issues are supported by the full faith and credit of the U.S. Treasury.

     2. Repurchase agreements pertaining to the above securities. For a description of repurchase agreements, see below "Additional
Investment Policies - Repurchase Agreements."

     Reverse Repurchase Agreements. While the Portfolio has no present plans to do so, it may enter into reverse repurchase agreements, which have the characteristics of borrowing and which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

     When-Issued Securities. The Portfolio may purchase when-issued securities. For a description of when-issued securities, see below "Additional Investment Policies -
When-Issued Securities".

     Floating and Variable Rate Obligations. For a description of floating and variable rate obligations, see above "Government
Portfolio - Floating and Variable Rate Obligations".

Tax-Exempt Portfolios (the Tax-Free Portfolio, the California Tax-Free Portfolio, and the New York Tax-Free Portfolio)

Tax-Free Portfolio
------------------

     As a matter of fundamental policy, the Tax-Free Portfolio, except when assuming a temporary defensive position, normally invests at least 80% of its net assets in high-grade municipal securities having maturities of one year or less (which maturities, pursuant to Rule 2a-7 under the Act, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7), as opposed to taxable investments described below. For purposes of this policy, net assets includes any borrowings for investment purposes. Normally, substantially all of its income will be tax-exempt as described below.

     To the extent consistent with its other objectives, the Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-grade municipal securities. Such income may be subject to state or local income taxes.

     The Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest. For a description of repurchase agreements, see below, "Additional Investment Policies - Repurchase Agreements." The Portfolio may also purchase when-issued securities. For a description of when-issued securities, see below "Additional Investment Policies
- When Issued Securities."

California Tax-Free Portfolio
-----------------------------

     To the extent consistent with its other investment objectives, the California Tax-Free Portfolio seeks maximum current income that is exempt from both Federal income tax and California state tax. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state personal income tax. For purposes of this policy, net assets include any borrowings for investment purposes. Such municipal securities include municipal securities issued by California or its political subdivisions and municipal securities issued by United States territories or possessions such as Puerto Rico. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. Shares of the Portfolio are offered only to California residents.

     The Portfolio may purchase municipal securities issued by states other than the State of California if Alliance believes that suitable municipal securities of California are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income or other state tax.

     The Portfolio may also purchase when-issued securities. For a description of when-issued securities, see below "Additional
Investment Policies - When-Issued Securities."

     The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax (the "AMT").

     Apart from the risks associated with investment in any money market fund seeking tax-exempt income, such as default by municipal issuers and fluctuation in short-term interest rates, investors in the Portfolio should consider the greater risks of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of California issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Portfolio is a non-diversified investment company and, accordingly, the permitted concentration of investments may present greater risks than in the case of a diversified investment company. (See below "Special Risk Factors of Concentration in a Single State.")

New York Tax-Free Portfolio
---------------------------

     To the extent consistent with its other objectives, the New York Tax-Free Portfolio seeks maximum current income that is exempt from both federal income tax and New York state personal income tax. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state personal income tax. For purposes of this policy, net assets include any borrowings for investment purposes. Such municipal securities include municipal securities issued by New York or its political subdivisions and municipal securities issued by United States territories or possessions such as Puerto Rico. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. Shares of the Portfolio are offered only to New York residents.

     The Portfolio may purchase municipal securities issued by states other than the State of New York if Alliance believes that suitable municipal securities of New York are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income or other state tax.

     The Portfolio also may purchase when-issued securities. For a description of when-issued securities, see below "Additional
Investment Policies - When-Issued Securities."

     The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal AMT.

     Apart from the risks associated with investment in any money market fund seeking tax-exempt income, such as default by municipal issuers and fluctuation in short-term interest rates, investors in the Portfolio should consider the greater risks of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Portfolio is a non-diversified investment company and, accordingly, the permitted concentration of investments may present greater risks than in the case of a diversified investment company. (See below "Special Risk Factors of Concentration in a Single State.")

Municipal Securities
--------------------

     The term "municipal securities," as used in the Prospectuses and this SAI, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt from Federal income taxes. The municipal securities in which the Tax-Exempt Portfolios invest include those obligations which at the time of purchase:

      1.    are backed by the full faith and credit of the United
      States; or

      2. are municipal notes, municipal bonds or other types of municipal securities rated in the two highest rating categories by the requisite NRSROs such as Moody's Investors Services, Inc. or Standard & Poor's Corporation or judged by the Adviser to be of comparable quality. (See Appendix B for a description of municipal securities and Appendix A for a description of these ratings.)

Alternative Minimum Tax
-----------------------

     Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986, which are "specified private activity bonds" and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, although for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. The Tax-Exempt Portfolios may purchase "private activity" municipal bonds ("AMT-Subject Bonds") because such issues have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. However, the Tax-Exempt Portfolios will limit their investments so that no more than 20% of their total income is derived from AMT-Subject Bonds.

     Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject Bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Taxable Securities and Temporary Defensive Position
---------------------------------------------------

     Although the Tax-Exempt Portfolios expect to be largely invested in municipal securities, the Portfolios may elect to invest up to 20% of their total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. For temporary defensive purposes, when, in the judgment of the Adviser, financial, economic, and/or market conditions warrant, the Portfolios may invest any amount of their total assets in taxable money market securities. When each Portfolio is investing for temporary defensive purposes, it may not achieve its investment objectives. Taxable money market securities purchased by the Portfolio include those described below:

        1. marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities; or

        2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation; or

        3. commercial paper of prime quality rated in the two highest rating categories by the requisite NRSROs or, if not rated, is issued by companies that have outstanding debt issue rated in the
        two highest rating categories by the requisite NRSROs.   (See
        Appendix A for description of these ratings.)

Special Risk Factors of Concentration in a Single State
-------------------------------------------------------

     The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded that state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors of its state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the concentration of the California Tax-Free and New York Tax-Free Portfolios versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of relevant states' issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Adviser believes that by maintaining the Portfolios' investment portfolio in liquid, short-term, high-quality investments, including the participation interests and other variable rate obligations that have credit support such as letters of credit from major financial institutions, the Portfolios are largely insulated from the credit risks that exist on long-term municipal securities of the relevant state.

     The following summaries are included for the purpose of providing a general description of the credit and financial conditions of California and New York and are based on information from official statements (described more fully below) made available in connection with the issuance of certain securities of the relevant state. The summaries are not intended to provide a complete description of the states. While each Portfolio has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material aspects. These summaries do not provide specific information regarding all securities in which a Portfolio is permitted to invest and in particular does not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

California Tax-Free Portfolio
-----------------------------

     The following is based on information obtained from an Official Statement, dated April 1, 2002, relating to $800,000,000
State of California General Obligation Bonds (the "Official
Statement").

Constitutional Limits on Spending and Taxes
-------------------------------------------

     Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

     Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

     Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

     Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

     The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

     As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.

     Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

     During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

     In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

State Indebtedness
------------------

     The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

     The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

     As of March 1, 2002, the State had outstanding $24,530,523,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $8,989,234,000 of long-term general obligations bonds. This latter figure consists of $3,573,569,000 of authorized commercial paper notes (of which $518,380,000 was outstanding), which had not yet been refunded by general obligation bonds, and $5,415,665,000 of other authorized but unissued general obligation debt. Two bond proposals were approved by the voters on the March 2002 ballot.

     The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of March 1, 2002, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.

     In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $6,218,094,641 General Fund-supported lease-purchase debt outstanding as of March 1, 2002.

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State has not had to resort to such cross-year borrowing since the 1994-95 Fiscal Year. The State issued $5.7 billion of 2001-02 Revenue Anticipation Notes on October 4, 2001, which matured on June 28, 2002.

Prior Fiscal Years' Financial Results
-------------------------------------

     Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

     The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

Fiscal Year 2000-01 Budget
--------------------------

     The 2000 Budget Act, signed by the Governor on June 30, 2000, was enacted on time for the second consecutive year. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00 and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties ("SFEU") available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

Fiscal Year 2001-02 Budget
--------------------------

     The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

     The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected General Fund revenues in 2001-02 would be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates. Most of the drop was attributed to the personal income tax, which reflected both slower job and wage growth, and a severe decline in capital gains and stock option income, which is included in personal income tax statistics.

     The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

     The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The
State issued $5.7 billion of revenue anticipation notes on October 44, 2001, as part of its cash management program.

Fiscal Year 2002-03 Budget
--------------------------

     The 2002-03 Governor's Budget, released on January 10, 2002, projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

     The 2002-03 Governor's Budget projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $64.9 billion in 2001-02. This is more than $5 billion lower than projected in the 2001 Budget Act and more than $7 billion lower than the final estimates for 2000-01. Most of the decline in projected tax revenues is attributable to the personal income tax. Total revenues and transfers, projected to be $77.1 billion in 2001-02, include the receipt of $6.6 billion from the sale of Department of Water Resources Revenue Bonds and other sources to repay General Fund loans with interest. Every effort is being made to sell the bonds as quickly as possible; however, the exact timing of this bond sale is still uncertain. The 2002-03 Governor's Budget projected major tax revenues of $71.3 billion and total revenues and transfers of $79.3 billion for 2002-03.

     The Administration proposed the following major actions to close the $12.5 billion budget gap for the two fiscal years:

     1. Expenditure reductions in the 2001-02 and 2002-03 fiscal years (from currently budgeted and projected expenditures based on current programs) totaling about $5.2 billion. This includes the proposals made by the Governor in November 2001, which were substantially enacted by the Legislature.

     2. Funding shifts from the General Fund to other sources, including bond funds and special funds, totaling $586 million.

     3. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.1 billion.

     4. Interfund loans, accelerations and transfers totaling $5.6 billion. The largest portion of this category is the receipt of $2.4 billion in 2002-03 from the securitization (sale) of a portion of the State's future receipt of payments from tobacco companies from the settlement of litigation against those companies.

     The May Revision to the Governor's 2002-03 Budget addresses a projected $23.6 billion gap between expenditures and revenues through the 2002-03 fiscal year, or 30 percent of the General Fund. In addition to the $12.5 billion gap identified in the Governor's Budget, this Revision proposes adjustments to address an expected additional $9.5 billion revenue loss, and $1.6 billion in additional cost pressures. It proposes to address the shortfall through a combination of spending reductions and revenue proposals, as well as the maximum fiscally responsible level of fund shifts, loans, accelerations, transfers, and deferrals.

     Final action on the 2002 Budget Act will occur following negotiations with the Legislature and the Governor over the coming months.

Recent Developments Regarding Energy
------------------------------------

     Department of Water Resources Power Supply Program. In January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act on the basis that the electricity available from California's three investor-owned utilities (the "Utilities") was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Governor's proclamation under the Emergency Services Act was followed by the enactment of the Power Supply Act authorizing the DWR power supply program described below and related orders of the California Public Utilities Commission ("CPUC").

     The DWR sells electricity to approximately 10 million retail electric customers in California. The DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. The DWR's power supply program is designed to cover the shortfall between the amount of electricity required by retail electric customers of the Utilities and the amount of electricity furnished by the Utilities until December 31, 2002. Electricity purchased by the DWR is delivered to retail customers through the transmission and distribution systems of the Utilities, and payments from retail customers are collected for the DWR by the Utilities pursuant to servicing arrangements approved or ordered by the CPUC. The Administration and the CPUC are developing plans for the provision of the net short after 2002.

     The DWR's power supply program was initially financed by interest bearing unsecured loans from the General Fund of the State, aggregating approximately $6.2 billion of which $116 million has been repaid. Advances from the General Fund ceased in June 2001, after the DWR arranged secured loans from banks and other financial institutions, producing net proceeds of approximately $4.1 billion. The power supply program is also funded by revenue from electricity sales to retail customers; cash receipts from such revenues have aggregated approximately $3.7 billion through January 31, 2002.

     The DWR is authorized by the Power Supply Act to issue up to $13.4 billion in revenue bonds. Sale of the bonds has been delayed since mid-2001 by a number of factors, including potential legal challenges.

Economic Overview
-----------------

     California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy began to slow in the Spring of 2001. The slowdown has been most pronounced in the State's high-tech sector and tourism industry. The latter was hit hard by the September 11 terrorist attacks. State unemployment rose from 4.5 percent in February 2001 to 6.0 percent in December 2001. During the first four months of 2002 the unemployment rate averaged 6.4 percent.

     The State's July 1, 2001 population of nearly 35 million represented over 12 percent of the total United States population.

Litigation
----------

     The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.

New York Tax-Free Portfolio
---------------------------

     The following is based on information obtained from the Annual Information Statement of the State of New York, dated June
3, 2002, and the Update to the Annual Information Statement dated
August 9, 2002.

Debt Reform Act of 2000
-----------------------

     The Debt Reform Act of 2000 (Debt Reform Act) implements statutory initiatives intended to improve the State's borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income (the existing State-supported debt level is 6 percent of personal income); (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts (the existing State-supported debt service costs are 5 percent of total governmental receipts); (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

     The cap on new State-supported debt outstanding began at
0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts and is gradually increasing until it is fully phased in at 5 percent in 2013-14. Debt outstanding and debt service costs for the 2002-2003 fiscal year are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.

     The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation
------------------------------------------------

     In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

     As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings. Total State personal income, of which wages and salaries are the largest component, is projected to grow 0.5 percent in 2002, following growth of 2.9 percent for 2001.

Recent Developments
-------------------

     As expected, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show an increase of 2.4 percent for 2001, followed by a decline of 1.5 percent for 2002 due to weakness in securities industry profits in the first quarter of 2002.

     The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

2002-03 Financial Plan
----------------------

     In January 2002, the Governor presented a balanced 2002-03 Financial Plan (the Executive Plan) with proposals that closed a combined 2001-02 and 2002-03 General Fund budget gap of $6.8 billion, according to DOB. The Executive Plan reflected legislative and administrative actions taken during 2001-02 following the World Trade Center terrorist attacks that produced savings of $2.4 billion; the use of reserves set aside for economic uncertainties ($1.11 billion) and through the Temporary Assistance for Needy Families (TANF) program ($885 million); and revenue and spending actions totaling $2.4 billion (of which approximately $560 million were non-recurring). As a result, the 2001-02 and 2002-03 Financial Plans were projected to be in balance on a cash basis at that time.

     In April 2002, DOB projected a shortfall of approximately $1.4 billion from the Executive Plan resulting primarily from lower than projected receipts associated with the final settlement of 2001 tax liability. DOB expects that the majority of this shortfall will be non-recurring, with a significant portion attributable to income losses associated with the World Trade Center terrorist attacks.

     On May 22, 2002, DOB issued a revised 2002-03 Financial Plan following final action on the budget by the State Legislature (the Enacted Plan) to reflect enactment of a series of non-recurring actions to offset the projected revenue losses and produce a balanced 2002-03 Financial Plan. The actions include a tax amnesty program, increased receipts from the sale of abandoned property, a change in the payment date for various business taxes, and utilization of available cash reserves and other fund balances.

     As compared to the Executive Plan, the Enacted Plan also supports spending restorations of approximately $600 million related to education, health, economic development, and human services. These costs are fully financed through actions to reduce spending or increase revenues on a recurring basis, including education building aid reform, workforce savings through attribution and an early retirement program, and tobacco tax increases and enforcement actions, as well as the use of resources from other funds.

     General Fund receipts and transfers from other funds are projected to total $39.90 billion in 2002-03, a decrease in $1.25 billion or -3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, are projected to total $40.22 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the 2001-02 fiscal year. The General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-02.

     Projected General Fund disbursements in the Enacted Plan are essentially unchanged from the levels projected in the Executive Plan. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including TANF reserves and health care resources created under the Health Care Reform Act
(HCRA). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other fringe benefits, and underlying programmatic growth in health programs.

     All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or 6.0 percent for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).

     The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Enacted Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.

     The State issued its First Quarterly Update to the 2002-03 State Financial Plan on July 12, 2002 (the "July Plan"). The July Plan remains in balance and makes no revisions to the receipts and disbursements projections contained in the Enacted Plan.

2001-02 Fiscal Year
-------------------

     The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund ("TSRF") (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund ("CRF"), $159 million in the Community Projects Fund ("CPF"), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

     General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

     General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

2000-2001 Fiscal Year
---------------------

     The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-Kindergarten Fund.

     In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund (the "DRRF"). The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from LGAC that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

     The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the DRRF (for debt reduction in fiscal year 2001-02).

     General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-00 results. It should be noted that the receipts results for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.

1999-2000 Fiscal Year
---------------------

     The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

     The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

     The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

     General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

State Financial Practices: GAAP Basis
-------------------------------------

     Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

2001-02 Fiscal Year
-------------------

     The State completed its 2001-02 fiscal year with a combined governmental funds operating deficit of $4.45 billion, which included operating deficits in the General Fund ($3.42 billion), in Special Revenue Funds ($970 million) and in Capital Projects Funds ($134 million) offset by an operating surplus in the Debt Service Funds ($76 million).

     The State reported a General Fund operating deficit of $3.42 billion for the 2001-02 fiscal year, as compared to an operating surplus of $245 million for the 2000-01 fiscal year. This operating deficit was financed by reducing the State's accumulated General Fund surplus from $3.91 billion to $.49 billion. The operating deficit for the 2001-02 fiscal year resulted in part from a $2.0 billion decline (5.2 percent) in tax revenues, including a $1.4 billion decline in personal income tax revenues caused primarily by the World Trade Center disaster and the economic slowdown. Also contributing to the operating deficit was a $985 million increase in expenditures, which included increases in expenditures for education ($436 million), social services ($398 million), health and environment ($395 million), personal service ($129 million) and pension contributions ($48 million). The increases in the above expenditure categories were partially offset by declines in expenditures for general purpose aid ($428 million), criminal justice ($78 million), and other fringe benefits ($51 million). The State reported an accumulated fund balance of $493 million in the General Fund for its 2001-02 fiscal year.

     Personal income taxes, business taxes, consumption and use taxes, and miscellaneous revenues fell from the prior fiscal year with only other taxes reporting an increase. The decline in personal income taxes of $1.4 billion (5.9 percent) was caused by the World Trade Center disaster and the economic slowdown, a decline in the rate of growth for wage and salary income, a decline in year-end bonus payments, and an increase in realized capital losses. Business taxes declined by $650 million (16 percent) primarily due to the World Trade Center disaster, which caused several large taxpayers with office space in the World Trade Center to incur significant losses in property and business resulting in lower tax liabilities for those business taxpayers. Consumption and use taxes decreased $336 million (4.5 percent), primarily as a result of an increase in the portion of motor vehicle fees distributed to the Dedicated Highway and Bridge Trust Fund (a Capital Projects Fund) and the Dedicated Mass Transportation Trust Fund (a Special Revenue Fund), and a decline in sales tax revenues. Other taxes, primarily estate and gift taxes, increased $400 million (54.8 percent), mainly due to several large estates which filed their final returns. Miscellaneous revenues decreased $8 million (0.3 percent).

     General Fund expenditures increased $985 million (2.5 percent) from the 2000-01 fiscal year. The largest increases occurred in the areas of education, social services, and health and environment. Education expenditures grew $436 million (3.1 percent) due mainly to an increase in spending for support for public schools. Social services expenditures increased $398 million (4.3 percent) due primarily to increased spending for the Medicaid program. Health and environment expenditures increased over $395 million (39.4 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs.

     An operating deficit of $970 million was reported for the Special Revenue Funds for the 2001-02 fiscal year, which resulted in the decline of the accumulated fund balance in this fund type to $2.4 billion. Revenues increased $1.4 billion over the prior fiscal year (3.7 percent) as a result of increases in federal grants of $3.3 billion and increased lottery revenues of $568 million, offset by declines in personal income tax revenue of $1.77 billion and decline in miscellaneous revenues of $554 million. The increase in federal grants is primarily related to increased Medicaid claims and disaster aid payments related to the World Trade Center disaster.

     Debt Service Funds ended the 2001-02 fiscal year with an operating surplus of $76 million and, as a result, the accumulated fund balance in this fund type increased to $2.4 billion. Revenues declined by $120 million (3.6 percent) primarily because of decreases in dedicated tax revenues while debt service expenditures also decreased by $300 million (8.2 percent) primarily due to a decline in the amount of reserve funds used to repay outstanding debt in advance. Net other financing sources decreased $84 million (24.0 percent).

     An operating deficit of $134 million was reported in the Capital Projects Funds for the State's 2001-02 fiscal year and, as a result, the accumulated fund balance deficit increased to $154 million. Revenues increased $208 million (7.3 percent) primarily because of an increase in the allocation of motor fuel taxes and motor vehicle fees. Revenue increases were partially offset by a decline in federal grant revenue attributable to decreased spending for highways and bridges. Expenditures declined $12 million (0.3 percent). Net other financing sources decreased by $463 million (35.2 percent) primarily due to a decline in proceeds from the issuance of financing arrangements and increased transfers from the Dedicated Highway and Bridge Trust Fund in support of expenditures for debt service.

2000-01 Fiscal Year
-------------------

     The State completed its 2000-01 fiscal year with a combined governmental funds operating surplus of $1.59 billion, which included operating surpluses in the General Fund ($245 million), in Special Revenue Funds ($1.25 billion) and in Capital Projects Funds ($109 million) offset, in minor part, by an operating deficit in the Debt Service Funds ($20 million).

     The State reported a General Fund operating surplus of $245 million for the 2000-01 fiscal year, as compared to an operating surplus of $2.23 billion for the 1999-2000 fiscal year. The operating surplus for the 2000-01 fiscal year resulted in part from a cash basis operating surplus and increases in taxes and other receivables of $686 million and $13 million, respectively, and decreases in deferred revenues, pension contributions payable and other liabilities of $101 million. These gains were partially offset by decreases in other assets and amounts due from other funds of $258 million, increases in payables to local governments of $368 million and an increase in tax refunds payable of $252 million. The State reported an accumulated fund balance of $4.17 billion in the General Fund for its 2000-01 fiscal year.

     General Fund revenues increased $682 million (1.8 percent) from the 1999-2000 fiscal year with an increase reported only for personal income taxes. Business, consumption and use and other taxes and miscellaneous revenues fell from the prior fiscal year. Personal income taxes grew $1.89 billion, an increase of nearly
8.4 percent. The increase in personal income taxes was caused by strong employment, wage and bonus payment growth and an increase in interest and dividend income during 2000. This increase was partially offset by decreases in consumption and use, business and other taxes and miscellaneous revenues. Consumption and use taxes decreased $305 million, or 4.0 percent, primarily as a result of the reduction in motor fuel taxes and motor vehicle fees distributed to the General Fund and a decline in cigarette and tobacco products taxes. Business taxes decreased $488 million, or 10.7 percent, primarily due to a reduction in certain corporation and utility taxes distributed to the General Fund and because of reductions in the corporate and utility tax rates. Other taxes primarily estate and gift taxes, decreased over $381 million, or 34.4 percent due mainly to a decline in the stock market and tax rate reductions. Miscellaneous revenues decreased $30 million (1.2 percent).

     General Fund expenditures increased $2.30 billion (6.3 percent) from the 1999-2000 fiscal year, with the largest increases occurring in the areas of education, health and environment and social services. Education expenditures grew $1.17 billion (9.1 percent) due mainly to an increase in spending for support for public schools and municipal and community colleges. Social services expenditures increased $238 million (2.6 percent) due primarily to increased spending for Medicaid and income maintenance programs. Health and environment expenditures increased over $145 million (16.9 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs.

     An operating surplus of $1.25 billion was reported for the Special Revenue Funds or the 2000-01 fiscal year which increased the accumulated fund balance in this fund type to $3.39 billion. Revenues increased $4.54 billion over the prior fiscal year (13.5 percent) as a result of increases in tax, federal grants, and miscellaneous revenues. Expenditures increased $3.63 billion (12.6 percent) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $324 million (8.1 percent).

     Debt Service Funds ended the 2000-01 fiscal year with an operating deficit of $20 million and, as a result, the accumulated fund balance in this fund type decreased to $2.04 billion. Revenues rose $143 million (4.9 percent) primarily because of increases in dedicated taxes while debt service expenditures increased $366 million (11.1 percent). Net other financing sources increased $174 million (40.8 percent) due primarily to increases in transfers from the General Fund.

     An operating surplus of $109 million was reported in the Capital Projects Funds for the State's 2000-01 fiscal year and, as a result, the accumulated fund balance deficit decreased to $20 million. Revenues increased $226 million (8.7 percent) primarily because the allocation of motor fuel taxes and motor vehicle fees was increased $131 million and federal grant revenues increased $90 million for transportation projects. Expenditures increased $212 million (5.5 percent) primarily because of increases in spending for grants to local government - education and health and environment programs and capital construction spending for transportation projects. Net other financing sources decreased by $4 million (0.3 percent).

1999-2000 Fiscal Year
---------------------

     The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. As a result, the State reported an accumulated fund balance of $3.93 billion in the General Fund. Without the benefit of $4.7 billion of LGAC net bond proceeds between 1991 and 1995, and the decision to use $300 million of Dormitory Authority bond proceeds in 1996, these would have been a General Fund accumulated deficit of $401 million.

     Revenues increased $2.30 billion (6.4 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Personal income taxes grew $1.98 billion, an increase of 9.7 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5percent, due to increased consumer confidence. Other taxes increased $23 million, or 1.6 percent. Miscellaneous revenues increased $303 million, a 14.1 percent increase, primarily due to investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries. Business taxes decreased nearly $301 million, or 6.2 percent.

     Expenditures increased $1.39 billion (3.9 percent) from the prior fiscal year, with the largest increases occurring in State aid for education, and health and environment. Education expenditures grew $739 million (6.1 percent) due mainly to additional support of public schools and increases in the STAR program. Health and environment expenditures grew $215 million (33.5 percent). Net other financing sources decreased $192 million (45.9 percent).

     An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.143 billion.
Revenues increased $2.15 billion over the prior fiscal year (6.9 percent). Expenditures increased $1.49 billion (5.4 percent). Net other financing uses increased $174 million (4.5 percent).

     Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38.1 million and, as a result, the accumulated fund balance increased to $2.06 billion. Revenues increased $200 million (7.4 percent). Debt Service expenditures increased $429 million (15.0 percent). Net other financing sources increased $113 million (36.1 percent).

     An operating surplus of $98.4 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated deficit fund balance decreased to $129.2 million. Revenues increased $92.6 million (3.7 percent). Expenditures increased $84 million (2.3 percent). Net other financing sources decreased by $63 million (4.6 percent).

Economic Overview
-----------------

     New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

     Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

     Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

     New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

     Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

     Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

     The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

     In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

     State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

State Authorities
-----------------

     The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2001, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State Authorities was $101 billion, only a portion of which constitutes State-supported or State-related debt.

     Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2002-03 fiscal year.

     In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no bonds containing the moral obligation pledge are currently outstanding. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

     The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds either formally issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2002-03 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

     Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

     The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 enacted budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

     State legislation accompanying the 2000-01 enacted budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for 2000 through 2004 (the "2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

     The currently approved 2000-04 Capital Program assumes the issuance of an estimated $10.6 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

     The 2000-04 Capital Program assumed $1.6 billion in State support under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. Although not formally submitted to the Review Board as an amendment to the 2000-04 Capital Program, the MTA expects that all or a substantial portion of this amount will be replaced by additional proceeds generated by the debt restructuring and proceeds derived from the leasing of certain assets.

     There can be no assurance that all necessary governmental actions for future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Plan Review Board may amend the 2000-04 Capital Program from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

     The MTA reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The MTA noted that the most significant infrastructure damage involved the subway tunnel running beneath the World Trade Center on the #1 and #9 subway lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. On April 11, 2002, the Capital Program Review Board approved an amendment to the 2000-04 Capital Program which identified insurance proceeds as the funding source for the reconstruction of the #1 and #9 Subway lines damaged in the World Trade Center attacks, increasing the overall plan by $162 million. The most recent estimate of overall property damage to the transit system (dated December 6, 2001) is $855 million. The MTA currently expects that insurance coverage in the amount of approximately $1.5 billion and federal disaster assistance will cover substantially all of the property and business interruption losses related to this event. While the loss of revenues associated with the World Trade Center attacks may be significant, the MTA does not expect that it will materially affect its obligations to bondholders and others.

      The 2002-03 Enacted Plan will assist the MTA in addressing potential operating shortfalls caused in part by the World Trade Center attacks by providing $348 million in aid increases and payment accelerations. In its May 2002 official statement, the MTA identified a potential budget shortfall of $663 million for 2003 after taking such assistance into account.

Certificates of Participation
-----------------------------

     The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City
-------------

     The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets.

     On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

     Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. By July 2002, Congress had appropriated a total amount of $21.4 billion in federal disaster assistance for New York. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

     On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.

     The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

     The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

     Currently, the City and its covered organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

OSDC and Control Board Reports
------------------------------

     Staff reports of the Control Board, OSDC and the City Comptroller have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

Other Localities
----------------

     Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2002-03 fiscal year, or thereafter.

     The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2002-03 totals approximately $486 million. In 2000-01, the State increased General Purpose State Aid for local government by $11 million to $562 million, and has continued funding at this new level since that date.

     While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

Certain Municipal Indebtedness
------------------------------

     Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 2000, the total indebtedness of all localities in the State, other than New York City, was approximately $23.1 billion. A small portion (approximately $108 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York
City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Nineteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 2000.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, Nassau County or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation
----------

     The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2002-03 fiscal year or thereafter.

     Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 State Financial Plan. The State believes that the proposed 2002-03 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2002-03 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2002-03 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 State Financial Plan.

Other Investments of the Tax-Exempt Portfolios
----------------------------------------------

Adjustable Rate Obligations
---------------------------

     The interest rate payable on certain municipal securities in which a Portfolio may invest, called "adjustable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on an adjustable rate municipal security is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of a Portfolio to demand prepayment of the principal amount and accrued interest of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount and accrued interest prior to maturity. The main benefit of an adjustable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of adjustable rate municipal securities enhances the ability of a Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount. The payment of principal and interest by issuers of certain municipal securities purchased by a Portfolio may be guaranteed by letter of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets a Portfolio's investment quality requirements.

     Adjustable rate obligations purchased by a Portfolio may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives a Portfolio an undivided interest in certain such bonds. A Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of such Portfolio's participation interest in the instrument, plus accrued interest, but will generally do so only (i) as required to provide liquidity to such Portfolio, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such variable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. Each Portfolio follows Rule 2a-7 with respect to its investments in adjustable rate instruments supported by letters of credit and participation interests.

     A Portfolio will not purchase participation interests in adjustable rate industrial development bonds unless the interest earned by such Portfolio from the bonds in which it holds participation interests is considered to be exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of adjustable rate demand obligations and participation interests therein held by such Portfolio on the basis of published financial information, rating agency reports and other research services to which the Adviser may subscribe.

Standby Commitments
-------------------

     A Portfolio may purchase municipal securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment," and the aggregate price which such Portfolio pays for securities with a standby commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit such Portfolio to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, such Portfolio acquires standby commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Portfolio's policy is to enter into standby commitment transactions only with municipal securities dealers which are determined to present minimal credit risks.

     The acquisition of a standby commitment does not affect the valuation or maturity of underlying municipal securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by a Portfolio are valued at zero in determining net asset value. Where a Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of a Portfolio's portfolio of securities.

General
-------

     Yields on municipal securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of a Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which a Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission ("Commission"), although there have been proposals which would require registration in the future.

     After purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires the sale of such security by a Portfolio, but the Adviser will consider such event in its determination of whether such Portfolio should continue to hold the security, pursuant to Rule 2a-7. To the extent that the ratings given by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings.

     Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal securities may be materially affected.

                  Additional Investment Policies
                  ------------------------------

     The following investment policies supplement those set forth above for each Portfolio. Except as otherwise indicated below, such additional policies apply to all Portfolios.

Repurchase Agreements
---------------------

     A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor on an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate, which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements are currently entered into with creditworthy counterparties as determined by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with the Fund's custodian. For each repurchase agreement, a Portfolio requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a counterparty defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, a Portfolio might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of a Portfolio's assets. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

Reverse Repurchase Agreements
-----------------------------

     A Portfolio may also enter into reverse repurchase agreements, which involve the sale of money market securities held by a Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.
The Portfolios do not currently intend to enter into such agreements during the coming year.

When-Issued Securities
----------------------

     Certain issues that a Portfolio is permitted to purchase are offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and, thus, no interest accrues to a Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but a Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of a Portfolio, U.S. Government securities or other liquid high grade debt securities having value equal to or greater than commitments held by the Portfolio. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value.

Illiquid Securities and Restricted Securities
---------------------------------------------

     None of the Portfolios will maintain more than 10% of its net assets in illiquid securities. Illiquid securities may include securities that are not readily marketable, securities subject to legal or contractual restrictions on resale (except as described below) and repurchase agreements not terminable within seven days. Restricted securities are securities subject to the contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Except with respect to the Tax-Free Portfolio, which is not permitted to invest in restricted securities, restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Directors, including securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act, will not be treated as illiquid for purposes of the restriction on illiquid securities. As to illiquid securities, a Portfolio is subject to a risk that, should the Portfolio's desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors.

     Following the purchase of a restricted security by a Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

Senior Securities
-----------------

     None of the Portfolios will issue senior securities except as permitted by the Act or the rules, regulations, or interpretations thereof.

General
-------

     While there are many kinds of short-term securities used by money market investors, the Portfolios, in keeping with their primary investment objective of safety of principal, generally invest in the types summarized above. Net income to shareholders is aided both by each Portfolio's ability to make investments in large denominations and by efficiencies of scale. Also, each Portfolio may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of each Portfolio's investments may decrease during periods of rising interest rates and to increase during intervals of falling rates. These changes in value are usually smaller for short-term securities than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that changes in interest rates would change the value of your investment.

_________________________________________________________________

                     INVESTMENT RESTRICTIONS
_________________________________________________________________

     Unless otherwise specified to the contrary, the following restrictions may not be changed with respect to a Portfolio without the affirmative vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of that restriction.

Prime Portfolio
---------------

     The Portfolio may not:

     1. purchase any security which has a maturity date more than one year(1) from the date of the Portfolio's purchase;


---------------

(1) Which maturity, pursuant to Rule 2a-7, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7.

     2. invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry provided that for purposes of this restriction (a) there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits (such bank obligations are issued by domestic banks, including U.S. branches of foreign banks subject to the same regulation as U.S. banks) and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

     3. invest more than 5% of its assets in the securities of any one issuer(2) (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation;


---------------


(2) As a matter of operating policy, pursuant to Rule 2a-7, the Prime Portfolio will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, a fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. Fundamental policy number (3) would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future. Pursuant to Rule 2a-7, acquisition of a fully collateralized repurchase agreement is deemed to be the acquisition of the underlying securities.

     4. invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

     5. borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in an aggregate amount not to exceed 15% of the Portfolio's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Portfolio will not purchase any investments while borrowings in excess of 5% of total assets exist;

     6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 15% of the Portfolio's assets;

     7. make loans, provided that the Portfolio may purchase money market securities and enter into repurchase agreements;

     8. enter into repurchase agreements if, as a result thereof, more than 10% of the Portfolio's assets would be committed to repurchase agreements not terminable within seven days and other illiquid investments; or

     9. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, including futures contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, call, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Portfolio's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and directors of the Fund and employees of the Adviser who own individually more than 1/2% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

Government Portfolio
--------------------

      The Portfolio may not:

     1. purchase any security which has a maturity date more than one year(3) from the date of the Portfolio's purchase;


---------------

(3) Which maturity, pursuant to Rule 2a-7, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7.


     2. purchase securities other than marketable obligations of, or guaran teed by, the United States Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto;

     3. enter into repurchase agreements if, as a result thereof, more than 10% of the Portfolio's assets would be committed to repurchase agreements not terminable within seven days and other illiquid investments or with any one seller if, as a result thereof, more than 5% of the Portfolio's assets would be invested in repurchase agreements purchased from such seller(4); and may not enter into any reverse repurchase agreements if, as a result thereof, the Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio's assets;


---------------


(4) Pursuant to Rule 2a-7, acquisition of a fully collateralized repurchase agreement is deemed to be the acquisition of the underlying securities.

     4. borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 10% of the Portfolio's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Portfolio will not purchase any investments while borrowings in excess of 5% of total assets exist;

     5. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 10% of the Portfolio's assets;

     6. make loans, provided that the Portfolio may purchase securities of the type referred to in paragraph 2 above and enter into repurchase agreements with respect thereto;

     7.   act as an underwriter of securities; or

     8. invest more than 25% of its total assets in securities of a single issuer, or in securities of issuers in any single industry, except that these restrictions do not apply to securities issued or guaranteed by the U .S. Government, its agencies or instrumentalities or other U.S Government securities.

Treasury Portfolio
------------------

     The Portfolio:

     1. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 10% of the Portfolio's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

     2. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 10% of the Portfolio's assets;

     3. May not make loans, provided that the Portfolio may purchase securities of the type referred to in paragraph 2 above and enter into repurchase agreements with respect thereto;

     4. May not invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs;

     5.   May not act as an underwriter of securities; or

     6. May not invest more than 25% of its total assets in securities of a single issuer, or in securities of issuers in any single industry, except that these restrictions do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or other U.S Government securities.

Tax-Free Portfolio
------------------

     The Portfolio may not:

     1. purchase any security which has a maturity date more than one year(5) from the date of the Portfolio's purchase;



---------------

(5) Which maturity, pursuant to Rule 2a-7, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7.

     2. invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits, (such bank obligations are issued by domestic banks, including U.S. branches of foreign banks subject to the same regulation as U.S. banks) and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction and those set forth in restrictions 4 and 5 below, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

     3. invest more than 25% of its total assets in municipal securities (a) whose issuers are located in the same state, or
(b) the interest upon which is paid from revenues of similar-type projects;

     4. invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that with respect to 25% of its total assets it may invest not more than 10% of such total assets in the securities of any one issuer.(6) For purposes of such 5% and 10% limitations, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;


---------------


(6) As a matter of operating policy, pursuant to Rule 2a-7, the Tax-Free Portfolio will invest no more than 5% of its assets in the securities of any one issuer, except that under Rule 2a-7, a fund may invest up to 25% (subject to the Fund's limitation of not investing more than 10% per issuer) of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (4) would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

     5. purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     6. borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investments while borrowings in excess of 5% of total assets exist;

     7. pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 6. To meet the requirements of regulations in certain states, the Portfolio, as a matter of operating policy, will limit any such pledging, hypothecating or mortgaging to 10% of its total assets, valued at market, so long as shares of the Portfolio are being sold in those states;

     8. make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

     9. enter into repurchase agreements (i) not terminable within seven days if, as a result thereof, more than 10% of the Portfolio's total assets would be committed to such repurchase agreements (whether or not illiquid) or other illiquid investments, or (ii) with a particular vendor(7) if immediately thereafter more than 5% of the Portfolio's assets would be committed to repurchase agreements entered into with such vendor; or


---------------

(7) Pursuant to Rule 2a-7, acquisition of a fully collateralized repurchase agreement is deemed to be the acquisition of the underlying securities.

     10. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; (d) purchase any restricted securities or securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Portfolio's assets would be invested in such securities; (g) purchase or retain securities of any issuer if those officers and directors of the Fund and of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

California Tax-Free Portfolio
-----------------------------

     The Portfolio:

     1. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

     2. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

     3. May not issue senior securities except to the extent permitted by the Act;

     4. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 2;

     5. May not make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

     6. May not invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; or

     7.   May not act as an underwriter of securities.

Non-Fundamental Policies of the California Tax-Free Portfolio
-------------------------------------------------------------

     The following policies are not fundamental and may be changed by the Board of Directors without shareholder approval.

     The Portfolio:

     1. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that with respect to 50% of the Portfolio's total assets the Portfolio may invest in the securities of as few as four issuers (provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer).(8) For purposes of this limitation, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;


---------------

(8) As a matter of operating policy, pursuant to Rule 2a-7, the Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of the Portfolio's assets may be invested in securities of one or more issuers provided that they are "first tier securities" as defined in Rule 2a-7. The policy described herein would give the Portfolio the investment latitude described therein only in the event Rule 2a-7 is further amended in the future.

     2. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     3. May not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects;

     4. May not enter into repurchase agreements not terminable within seven days if, as a result thereof, more than 10% of the Portfolio's net assets would be committed to such repurchase agreements;

     5.   May not purchase any securities on margin;

     6. May not make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; and

     7. May not invest more than 10% of its net assets in illiquid securities.

New York Tax-Free Portfolio
---------------------------

     The Portfolio:

     1. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

     2. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

     3. May not issue senior securities except to the extent permitted by the Act;

     4. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 2;

     5. May not make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

     6. May not invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; or

     7.   May not act as an underwriter of securities.

Non-Fundamental Policies of the New York Tax-Free Portfolio
-----------------------------------------------------------

     The following policies are not fundamental and may be changed by the Board of Directors without shareholder approval.

     The Portfolio:

     1. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that with respect to 50% of the Portfolio's total assets the Portfolio may invest in the securities of as few as four issuers (provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer).(9) For purposes of this limitation, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;


---------------

(9) As a matter of operating policy, pursuant to Rule 2a-7, the Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of the Portfolio's assets may be invested in securities of one or more issuers provided that they are "first tier securities" as defined in Rule 2a-7. The policy described herein would give the Portfolio the investment latitude described therein only in the event Rule 2a-7 is further amended in the future.

     2. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     3. May not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects;

     4. May not enter into repurchase agreements not terminable within seven days if, as a result thereof, more than 10% of the Portfolio's net assets would be committed to such repurchase agreements;

     5.   May not purchase any securities on margin;

     6. May not make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; and

     7. May not invest more than 10% of its net assets in illiquid securities.

_________________________________________________________________

                            MANAGEMENT
_________________________________________________________________

Organization
------------

     Each of the Portfolios is a series of Alliance Institutional Reserves, Inc., an open-end management investment company registered under the Act and organized as a Maryland corporation on March 21, 1990. The Adviser provides investment advice and, in general, conducts the management and investment program of the Fund, subject to the general supervision and control of the Board of Directors.

     Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Maryland law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law. Shareholders have available certain procedures for the removal of directors.

Board of Directors Information
------------------------------

     The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                      PORTFOLIOS
                                 PRINCIPAL            IN FUND       OTHER
NAME, ADDRESS AND AGE            OCCUPATION(S)        COMPLEX       DIRECTOR-
OF DIRECTOR                      DURING PAST          OVERSEEN BY   SHIPS HELD
(Year of service)*               5 YEARS              DIRECTOR      BY DIRECTOR

INTERESTED DIRECTOR

John D. Carifa,** 57,            President, Chief         118          None

1345 Avenue of the Americas      Operating Officer
New York, NY 10105 (11)          and a Director of
                                 Alliance Capital
                                 Management
                                 Corporation
                                 ("ACMC"), with
                                 which he has been
                                 associated since
                                 prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,                Formerly an              92           None
P.O. Box 4623,                   Executive Vice
Stamford, CT  06903 (10)         President and the
                                 Chief
                                 Insurance Officer of
                                 The Equitable Life
                                 Assurance Society of
                                 the United States;
                                 Chairman and Chief
                                 Executive Officer of
                                 Evlico. Formerly a
                                 Director of Avon, BP
                                 Amoco Corp., Ecolab,
                                 Inc., Tandem
                                 Financial Group and
                                 Donaldson, Lufkin &
                                 Jenrette Securities
                                 Corporation.

David H. Dievler,#+ 72,          Independent              99           None
P.O. Box 167,                    consultant.
Spring Lake, NJ  07762 (9)       Until December 1994,
                                 Senior Vice President
                                 of ACMC responsible
                                 for mutual fund
                                 administration.  Prior
                                 to joining ACMC in
                                 1984, Chief Financial
                                 Officer of Eberstadt
                                 Asset Management since
                                 1968.  Prior to that,
                                 Senior Manager at
                                 Price Waterhouse &
                                 Co.  Member of
                                 American Institute of
                                 Certified Public
                                 Accountants since 1953.

John H. Dobkin,#+ 60,            Consultant.              95           None
P.O. Box 12,                     Currently,
Annandale, NY  12504 (9)         President of the
                                 Board of Save Venice,
                                 Inc. (preservation
                                 organization).
                                 Formerly a Senior
                                 Advisor from June
                                 1999 to June 2000 and
                                 President from
                                 December 1989 to May
                                 1999 of Historic
                                 Hudson Valley
                                 (historic
                                 preservation).
                                 Previously, Director
                                 of the National
                                 Academy of Design.
                                 During 1988-92,
                                 Director and Chairman
                                 of the Audit
                                 Committee of ACMC.

William H. Foulk, Jr.,#+ 69,     Investment Adviser       113          None
2 Sound View Dr, Suite 100       and an
Greenwich, CT  06830 (9)         independent
                                 consultant.
                                 Formerly Senior
                                 Manager of Barrett
                                 Associates, Inc., a
                                 registered
                                 investment adviser,
                                 with which he had
                                 been associated
                                 since prior to
                                 1997.  Formerly
                                 Deputy Comptroller
                                 of the State of New
                                 York and, prior
                                 thereto, Chief
                                 Investment Officer
                                 of the New York Bank
                                 for Savings.

Clifford L. Michel,#+ 63,        Senior Counsel of        95           Placer
St. Bernard's Road,              the law firm of                       Dome,
Gladstone, NJ 07934 (9)          Cahill Gordon &                       Inc.
                                 Reindel since
                                 February 2001, and a
                                 partner of that firm
                                 for more than
                                 twenty-five years
                                 prior thereto.
                                 President and Chief
                                 Executive Officer of
                                 Wenonah Development
                                 Company
                                 (investments).

Donald J. Robinson,#+ 68,        Senior Counsel of        107          None
98 Hell's Peak Road              the law firm of
Weston, VT 05161 (5)             Orrick, Herrington &
                                 Sutcliffe LLP since
                                 prior to 1997.
                                 Formerly a senior
                                 partner and a member
                                 of the Executive
                                 Committee of that
                                 firm.  Former member
                                 of the Municipal
                                 Securities
                                 Rulemaking Board and
                                 a Trustee of the
                                 Museum of the City
                                 of New York.

________________
*       There is no stated term of office for the Fund's Directors.
** Mr. Carifa is an "interested person", as defined in the Act, of the Fund because of an affiliation with Alliance.
#       Member of the Audit Committee.
+       Member of the Nominating Committee.


     The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met two times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

     In approving the most recent annual continuance of the Fund's advisory agreement (the "Advisory Agreement"), the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of Directors with experienced counsel that is independent of the Adviser.

     The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of each Portfolio, as well as senior management's attention to any portfolio management issues, were considered. Each Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the expense limitation agreement for the Fund that sets expense caps on overall Portfolio expenses and provides for waiver of fees by the Adviser or reimbursement if needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent accountants in periodic meetings with the Fund's Audit Committee.

     In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of each Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of each Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to each Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating each Portfolio's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Portfolios.

     The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning the policies and procedures of the Adviser with respect to the execution of portfolio transactions.

     No single factor was considered in isolation or to be determinative to the decision of the Directors to approve the continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Portfolio to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

     The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the Alliance Fund Complex by each Director are set forth below.

                            DOLLAR RANGE              AGGREGATE DOLLAR
                            OF EQUITY                 RANGE OF EQUITY
                            SECURITIES IN             SECURITIES IN THE
                            THE FUND AS OF            ALLIANCE FUND COMPLEX
                            DECEMBER 31, 2001         AS OF DECEMBER 31, 2001

John D. Carifa                   None                    Over $100,000
Ruth Block                       None                    Over $100,000
David H. Dievler                 None                    Over $100,000
John H. Dobkin                   None                    Over $100,000
William H. Foulk, Jr.            None                    Over $100,000
Clifford L. Michel               None                    Over $100,000
Donald J. Robinson               None                    Over $100,000

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*                POSITION(S) HELD          PRINCIPAL OCCUPATION
AND AGE                       WITH FUND                 DURING PAST 5 YEARS

John D. Carifa, 57            Chairman                  See biography above.


Ronald M. Whitehill, 64       President                 Senior Vice President
                                                        of ACMC** and
                                                        President of Cash
                                                        Management Services
                                                        with which he has
                                                        been associated since
                                                        prior to 1997.

Andrew M. Aran, 45            Senior Vice President     Senior Vice President
                                                        of ACMC** with which
                                                        he has been
                                                        associated since
                                                        prior to 1997.

Drew A. Biegel, 51            Senior Vice President     Vice President of
                                                        ACMC** with which he
                                                        has been associated
                                                        since prior to 1997.

Kathleen A. Corbet, 42        Senior Vice President     Executive Vice
                                                        President of ACMC**
                                                        with which she has
                                                        been associated since
                                                        prior to 1997.

William E. Oliver, 52         Senior Vice President     Senior Vice President
                                                        of ACMC** with which
                                                        he has been
                                                        associated since
                                                        prior to 1997.

Raymond J. Papera, 46         Senior Vice President     Senior Vice President
                                                        of ACMC** with which
                                                        he has been
                                                        associated since
                                                        prior to 1997.

Kenneth T. Carty, 41          Vice President            Vice President of
                                                        ACMC** with which he
                                                        has been associated
                                                        since prior to 1997.

John F. Chiodi, Jr., 36       Vice President            Vice President of
                                                        ACMC** with which he
                                                        has been associated
                                                        since prior to 1997.

Maria R. Cona, 47             Vice President            Vice President of
                                                        ACMC** with which she
                                                        has been associated
                                                        since prior to 1997.

Joseph Dona, 41               Vice President            Vice President of
                                                        ACMC** with which he
                                                        has been associated
                                                        since prior to 1997.

Frances M. Dunn, 31           Vice President            Vice President of
                                                        ACMC** with which she
                                                        has been associated
                                                        since prior to 1997.

Joseph R. LaSpina, 41         Vice President            Vice President of
                                                        Alliance Fund
                                                        Distributors, Inc.
                                                        ("AFD")** with which
                                                        he has been
                                                        associated since
                                                        prior to 1997.

Eileen M. Murphy, 31          Vice President            Vice President of
                                                        ACMC** with which she
                                                        has been associated
                                                        since prior to 1997.

Maria C. Sazon, 36            Vice President            Vice President of
                                                        ACMC** with which she
                                                        has been associated
                                                        since prior to 1997.

Edmund P. Bergan, Jr., 52     Secretary                 Senior Vice President
                                                        and the General
                                                        Counsel of AFD** and
                                                        AGIS** with which he
                                                        has been associated
                                                        since prior to 1997.

Mark D. Gersten, 51           Treasurer and Chief       Senior Vice President
                              Financial Officer         of AGIS** with which
                                                        he has been
                                                        associated since
                                                        prior to 1997.

Andrew L. Gangolf, 48         Assistant Secretary       Senior Vice President
                                                        and Assistant General
                                                        Counsel of AFD** with
                                                        which he has been
                                                        associated since
                                                        prior to 1997.

Domenick Pugliese, 41         Assistant Secretary       Senior Vice President
                                                        and Assistant General
                                                        Counsel of AFD** with
                                                        which he has been
                                                        associated since
                                                        prior to 1997.

Thomas R. Manley, 51          Controller                Vice President of
                                                        ACMC** with which he
                                                        has been associated
                                                        since prior to 1997.

___________________
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**    ACMC, AFD and AGIS are affiliates of the Fund.


     The Fund does not pay any fees to, or reimburse expenses of its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Portfolios to each of the Directors during its fiscal year ended April 30, 2002, the aggregate compensation paid to each of the Directors during calendar year 2001 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.


                                                   Total
                                                   Number of
                                                   Registered
                                                   Investment    Total Number
                                                   Companies     of Investment
                                                   within the    Portfolios
                                      Total        Alliance      within the
                                      Compen-      Fund          Alliance Fund
                                      sation       Complex,      Complex,
                                      from the     Including     Including the
                                      Alliance     the Fund, as  Fund, as to
                       Aggregate      Fund         to which the  which the
                       Compensation   Complex,     Director is   Director is a
                       from the       Including    a Director    Director or
Name of Director       Portfolios     the Fund     or Trustee    Trustee
----------------       ------------   ---------    ------------  -------------

John Carifa               $ -0-         $ -0-          55             118
Ruth S. Block             $2,656       $186,050        43             92
David H. Dievler          $2,656       $244,350        49             99
John H. Dobkin            $2,656       $210,900        46             95
William H. Foulk, Jr      $2,656       $249,400        50             113
Clifford L. Michel        $2,656       $199,087        44             95
Donald J. Robinson        $2,656       $186,050        46             107


     As of August 13, 2002, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio.

The Adviser
-----------

     Alliance Capital Management L.P. (the "Adviser" or "Alliance"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York, 10105, has been retained under the Advisory Agreement to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

     Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2002, totaling approximately $412 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

     Alliance, an investment adviser registered under the Investment Advisers Act of 1940, is a Delaware limited partnership, of which ACMC, a wholly-owned subsidiary of AXA Financial, Inc., a Delaware corporation ("AXA Financial"), is the general partner. ACMC is also the general partner of Alliance Capital Management Holding L.P. ("Alliance Holding"), which is a Delaware limited partnership whose equity interests are traded on the New York Stock Exchange, Inc. (the "Exchange"), in the form of units. As of March 31, 2002, Alliance Holding owned approximately 30% of the outstanding units of limited partnership interests in Alliance ("Alliance Units"). As of March 31, 2002, AXA Financial and certain of its wholly-owned subsidiaries and related entities owned approximately 52% of the Alliance Units. AXA Financial is the wholly-owned subsidiary of AXA, a company organized under the laws of France. AXA is the holding company for an international group of companies in the insurance, asset management and other financial services businesses. Based on information provided by AXA, on March 1, 2002, approximately 17.8% of the issued ordinary shares (representing 28.8% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of March 1, 2002, 69.5% of the shares (representing 79.5% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") and 22.2% of the shares of Finaxa (representing 13.7% of the voting power) were owned by Paribas, a French bank. On March 1, 2002, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.6% of the issued ordinary shares (representing 33.2% of the voting power) of AXA.


     Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for each Portfolio of the Fund and pays all compensation of Directors of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, each Portfolio pays the Adviser at an annual rate of .20% of the average daily value of its net assets. The fee is accrued daily and paid monthly.


     The Adviser has contractually agreed to waive its fees and bear certain expenses so that Portfolio expenses do not exceed on an annual basis .20%, .30% and .45% of a Portfolio's average daily net assets for Class A shares, Class B shares and Class C shares, respectively. The contractual agreement automatically extends each year unless the Adviser provides the Fund with at least 60 days' notice prior to the end of the fiscal year of its determination not to extend the agreement. For the fiscal year ended April 30, 2002, each Portfolio paid the Adviser a management fee of .20 of 1%. Such fees were $12,054,910, $2,978,368, $985,700, $3,006,775, $435,527 and $91,204 for the
Prime, Government, Treasury, Tax-Free, California Tax-Free and New York Tax-Free Portfolios, respectively. See the Financial Statements for reimbursements and waivers with respect to operating expenses. For the fiscal year ended April 30, 2001, each Portfolio paid the Adviser a management fee of .20 of 1%. Such fees were $10,183,010, $2,032,842, $648,158, $2,183,377 and
$75,972 for the Prime, Government, Treasury, Tax-Free and California Tax-Free Portfolios, respectively. The New York Tax-Free Portfolio was not yet in existence during the fiscal year ended April 30, 2001. See the Financial Statements for reimbursements and waivers with respect to operating expenses. For the fiscal year ended April 30, 2000, each Portfolio paid the Adviser a management fee of .20 of 1%. Such fees were $6,579,298, $1,354,952, $488,765 and $1,167,284 for the Prime, Government,
Treasury and Tax-Free Portfolios, respectively. See the Financial Statements for reimbursements and waivers with respect to operating expenses. The Adviser may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios of the Fund, to compensate broker-dealers, including Sanford C. Bernstein & Co., LLC ("Bernstein") an affiliate of the Adviser, depository institutions and other financial intermediaries that engage in or support the distribution of shares of the Fund, for shareholder servicing and to pay for the preparation, printing and distribution of prospectuses and other literature or other promotional activities.


     The Advisory Agreement remains in effect from year to year, provided that such continuance is specifically approved at least annually by a vote of a majority of each Portfolio's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Act. Most recently, the continuance of the Advisory Agreement with respect to the Portfolios for an additional annual period was approved by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at their regular meeting held on October 29-31, 2001.

     The Advisory Agreement may be terminated with respect to any Portfolio without penalty on 60 days' written notice at the option of either party or by vote of a majority of the outstanding voting securities of such Portfolio; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

_________________________________________________________________

                       EXPENSES OF THE FUND
_________________________________________________________________

Distribution Agreement
----------------------

     The Fund has entered into a Distribution Agreement (the "Agreement") with AFD the Fund's principal underwriter (the "Principal Underwriter"), to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the Act (the "Rule 12b-1 Plan").

     Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not interested persons of the Fund (as defined in the Act) are committed to the discretion of such disinterested Directors then in office. The Agreement was initially approved by the Directors of the Fund at a meeting held on June 22, 1998.

     In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. Information with respect to distribution services fees and other revenues and expenses of the Principal Underwriter will be presented to the Directors each year for their consideration in connection with their deliberations as to the continuance of the Agreement. In their review of the Agreement, the Directors will be asked to take into consideration separately with respect to each class the distribution expenses incurred with respect to such class. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

     During the Fund's fiscal year ended April 30, 2002, the Fund paid distribution services fees for expenditures under the Agreement with respect to Class B and Class C Shares. With respect to the Prime Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $2,709,044, which constituted .10% of the Portfolio's aggregate average daily net assets attributable to Class B shares during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $1,353,189. In addition, the Adviser may make payments to the Distributor for distribution assistance and for administration, accounting and other services from its fees from the Portfolios. Of the $4,062,233 paid by the Adviser and the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the Prime Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $1,344,516, which constituted .25% of the Portfolio's aggregate average daily net assets attributable to Class C shares during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $249,610. Of the $1,594,126 paid by the Adviser and the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the Government Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $676,800, which constituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $318,834. Of the $995,634 paid by the Adviser and the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the Government Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $401,819 which constituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $38,727. Of the $440,546 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the Treasury Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $77,462 which constituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $32,872. Of the $110,334 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the Treasury Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $674,910, which constituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments form its own resources aggregating $71,813. Of the $746,723 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the Tax-Free Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $860,055 which constituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $418,647. Of the $1,278,702 paid by the Adviser and the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the Tax-Free Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $370,308 which constituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $73,741. Of the $444,049 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the California Tax-Free Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $90,192, which constituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $41,734. Of the $131,926 paid by the Fund under the Agreement, the entire amount was paid by to the broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the California Tax-Free Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $269,221, which constituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Advisor made payments from its own resources aggregating $35,824. Of the $305,045 paid by the Fund under the Agreement, the entire amount was paid by to the broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the New York Tax-Free Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $7,444, which constituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $3,655. Of the $11,099 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the New York Tax-Free Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $4,279, which constituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $843. Of the $5,122 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers, depository institutions or other financial intermediaries and at the same time to permit the Principal Underwriter to compensate such broker-dealers, including Bernstein, an affiliate of the Adviser, depository institutions or other financial intermediaries in connection with the sale of such shares or the provision of administrative or other services to the holders of such shares. The distribution services fee for a Portfolio is an amount equal to, on an annualized basis, .10% of the aggregate average daily net assets attributable to the Class B shares of the Portfolio and .25% of the aggregate average daily net assets attributable to the Class C shares of the Portfolio.

     The Agreement became effective on July 22, 1992, and was amended to become effective with respect to shares in the Treasury Portfolio and the Class B shares and Class C shares of the other Portfolios on June 29, 1998. The Agreement was amended on October 19, 2000 and February 1, 2001 with respect to shares in the California Tax-Free Portfolio and the New York Tax-Free Portfolio, respectively. The Agreement remains in effect from year to year with respect to a class of shares of a Portfolio, provided, however, that such continuance with respect to that class is specifically approved annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this agreement or interested persons, as defined in the Act, of any such party (other than as trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, the continuance of the Agreement for an additional annual period was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons," as defined in the Act, at their regular meeting held on October 29-31, 2001.

     In the event that the Agreement is terminated or not continued with respect to the Class B shares or Class C shares,
(i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

     All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement
-------------------------

     AGIS, P.O. Box 1520, Secaucus, NJ 07096-1520 and is the Fund's Transfer Agent. AGIS, an indirect wholly-owned subsidiary of Alliance, receives a minimum transfer agency fee per month for each of the Class A shares, Class B shares and Class C shares of the Fund, plus reimbursement for out-of-pocket expenses.

_________________________________________________________________

                      PURCHASE AND REDEMPTION OF SHARES
_________________________________________________________________

     The Fund may refuse any order for the purchase of shares.
The Fund reserves the right to suspend the sale of a Portfolio's shares to the public in response to conditions in the securities markets or for other reasons.

     Shareholders maintaining accounts in a Portfolio of the Fund through brokerage firms, depository institutions or other financial intermediaries should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to AGIS. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution.

     Except with respect to telephone orders, investors whose payment in Federal Funds or bank wire monies are received by 4:00 p.m. (Eastern time) will become shareholders on, and will receive the dividend declared, that day, with respect to the Prime, Government and Treasury Portfolios. An investor's purchase order with respect to the Tax-Free, the California Tax-Free and the New York Tax-Free Portfolios must be received by 12:00 Noon (Eastern time). A telephone order for the purchase of shares will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by 4:00 p.m. (Eastern time) and Federal Funds or bank wire monies are received prior to 4:00 p.m. (Eastern time) of such day, with respect to the Prime, Government and Treasury Portfolios. With respect to the Tax-Free, the California Tax-Free and the New York Tax-Free Portfolios, a telephone order for the purchase of shares will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by 12:00 Noon (Eastern time) and Federal Funds or bank wire monies are received prior to 12:00 Noon (Eastern time) of such day. Federal Funds are a bank's deposits in a Federal Reserve Bank. These Funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available Funds; similar immediate availability is accorded monies received by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

     All shares purchased are confirmed monthly to each shareholder and are credited to his or her account at net asset value. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, stock certificates, for which no charge is made, are not issued except upon the written request of the shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal. The Fund reserves the right to reject any purchase order.

     The Fund reserves the right to close out an account that is below $500,000 after at least 60 days' written notice to the shareholder unless the balance in such account is increased to at least that amount during such period. For purposes of this calculation, the sum of a shareholder's balance in all of the Portfolios will be considered as one account.

     A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday on which the Exchange is open for trading. The Exchange is generally closed on national holidays and on Good Friday and Martin Luther King, Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading on the Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned. No interest will accrue on amounts represented by uncashed redemption checks.

_________________________________________________________________

        DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
_________________________________________________________________

     All net income of each Portfolio, except the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, is determined at 12:00 Noon and 4:00 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. All net income of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios is determined at 12:00 Noon (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. No interest will accrue on uncashed distribution checks.

     A Portfolio's net income consists of all accrued interest income on assets less expenses allocable to that Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses of each Portfolio are reflected in its net asset value and are not included in net income. Net asset value per share of each Portfolio is expected to remain constant at $1.00 since all net income of each Portfolio is declared as a dividend each time net income is determined and net realized gains and losses, if any, are expected to be relatively small.

     The valuation of each Portfolio's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of a Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

     The Fund maintains procedures designed to maintain, to the extent reasonably possible, the price per share of each Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of a Portfolio's portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of each Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

     The net asset value of the shares of each Portfolio, except the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, is determined each Fund business day (and on such other days as the Directors deem necessary) at 12:00 Noon and 4:00 p.m. (Eastern time). The net asset value of the shares of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios is determined each Fund business day (and on such other days as the Directors deem necessary) at 12:00 Noon (Eastern time). The net asset value per share of a Portfolio is calculated by taking the sum of the value of the Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_________________________________________________________________

                              TAXES
_________________________________________________________________

     The Prime, Government, Treasury, Tax-Free, California Tax-Free and New York Tax-Free Portfolios each intends to qualify for each taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders. Since each Portfolio of the Fund distributes all of its investment company taxable income and net capital gains, each Portfolio should thereby avoid all Federal income and excise taxes.

     Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Any loss realized on shares held for six months or less will be treated as a long-term capital loss for Federal income tax purposes to the extent of any long-term capital gain distributions received on such shares. Distributions of short and long-term capital gains, if any, are normally made once each year shortly before the close of the Portfolio's fiscal year, although such distributions may be made more frequently if necessary in order to maintain the Portfolio's net asset value at $1.00 per share.

     With respect to the Tax-Free, California Tax-Free, and New York Tax-Free Portfolios, distributions to shareholders out of tax-exempt interest income earned by such Portfolio generally are not subject to Federal income tax. See, however, above "Investment Objective and Policies - Alternative Minimum Tax." Any loss realized on shares of the Portfolios that are held for six months or less will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares.

     Shareholders may be subject to state and local taxes on distributions. Each investor should consult his own tax adviser to determine the status of distributions in his particular state or locality.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of the Tax-Free, California Tax-Free, and New York Tax-Free Portfolios is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, a Portfolio's shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, with respect to these Portfolios, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Section 147(a) of the Internal Revenue Code) should consult their tax advisers before purchasing shares of the Portfolios.

     Substantially all of the dividends paid by the Tax-Free, California Tax-Free and New York Tax-Free Portfolios are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

     Shareholders who are individual residents of California are not subject to California personal income tax on distributions from the California Tax-Free Portfolio which are designated as derived from interest income on municipal securities issued by the State of California or its political subdivisions or otherwise exempt from taxation in California. Distributions of capital gains and other investment income will be subject to California personal income tax. All distributions from the California Tax-Free Portfolio are subject to the California corporate franchise tax payable by corporate shareholders.

     Shareholders who are individual residents of New York are not subject to the New York State or New York City personal income taxes on distributions from the New York Tax-Free Portfolio which are designated as derived from interest income on municipal securities issued by the State of New York or its political subdivisions or otherwise exempt from taxation in New York. Distributions of capital gains and other investment income will be subject to New York State and New York City personal income taxes. All distributions from the New York Tax-Free Portfolio are subject to the New York corporate franchise tax payable by corporate shareholders.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

Portfolio Transactions
----------------------

     Subject to the general supervision of the Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolios. Because the Portfolios invest in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Portfolio's shares since the portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

     The Portfolios have no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of each Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with a Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

Capitalization
--------------

     All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of a Portfolio is entitled to one vote for all purposes. Shares of all classes vote for the election of Directors and on any other matter that affects all Portfolios in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement, shares of each Portfolio vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the Act and in the Fund's By-Laws, will be available to shareholders of each Portfolio. Special meetings of stockholders for any purpose may be called by 10% of its outstanding shareholders. All shares of each Portfolio when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a class may not be modified except by the vote of a majority of the outstanding shares of such class.

     The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another class would be governed by the Act and Maryland law.

     As of the close of business on August 13, 2002, the Portfolios outstanding shares were: 1,988,234,426 shares of the Prime Portfolio Class A, 900,737,480 shares of the Prime Portfolio Class B, 451,799,462 shares of the Prime Portfolio Class C; 739,558,766 shares of the Government Portfolio Class A, 389,567,218 shares of the Government Portfolio Class B, 207,124,169 shares of the Government Portfolio Class C; 166,255,415 shares of the Treasury Portfolio Class A, 33,496,866 shares of the Treasury Portfolio Class B, 33,330,342 shares of the Treasury Portfolio Class C; 329,204,217 shares of the Tax-Free Portfolio Class A, 683,254,472 shares of the Tax-Free Portfolio Class B, 153,997,897 shares of the Tax-Free Portfolio Class C; 36,699,681 shares of the California Tax-Free Portfolio Class A, 75,741,433 shares of the California Tax-Free Portfolio Class B, 108,402,696 shares of the California Tax-Free Portfolio Class C; and, 33,121,840 shares of the New York Tax-Free Portfolio Class A, 22,742,170 shares of the New York Tax-Free Portfolio Class B, 7,374,658 shares of the New York Tax-Free Portfolio Class C. Set forth and discussed below is certain information as to all persons who owned of record or beneficially 5% or more of the outstanding shares of a portfolio at August 13, 2002:

                                    No. of            % of
Name and Address                    Shares            Class
----------------                    ------            ------

Prime Portfolio Class A
-----------------------

Sanford C. Bernstein & Co. LLC      265,000,000       13.33%
Attn: John Schiera
One North Lexington Ave.
White Plains, NY 10601-1712

State Street Bank and Trust Co.     200,000,186       10.06%
225 Franklin St.
Boston, MA 02110-2804

U.S. Clearing CP./ Omnibus Acct.    160,597,528        8.08%
F/B/O Customers
26 Broadway, 12th Floor
New York, NY 10004-1801

Alliance Fund Distributors          104,168,938        5.24%
GL 16-184-73 Invest. Inst.
Res. Prime
1345 Avenue of the Americas
Attn: Paul Greenberg, 32nd Floor
New York, NY 10105

Prime Portfolio Class B
-----------------------

Pershing As Agent                   873,643,065       96.99%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Prime Portfolio Class C
-----------------------

Pershing As Agent                   435,573,792       96.41%
Omnibus Account
For Exclusive Benefit of Customers
I Pershing Plaza
Jersey City, NJ 07399-0002

Government Portfolio Class A
----------------------------

AIG Federal Savings Bank            112,794,845       15.26%
600 King Street
Mail Code: AISB
Wilmington, DE  19801-3722

Davenport & Co LLC                  100,166,560       13.55%
As Agent Omnibus A/C for Exclusive
Benefit of Customers
One James Center
901 E Cary Street
Richmond, VA 23219-4057

Graham Partners LP                  42,152,032         5.70%
200 Park Ave., Fl. 39
New York, NY 10166-0005

Government Portfolio Class B
----------------------------

Pershing As Agent                   367,599,241       94.36%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Government Portfolio Class C
----------------------------

Pershing As Agent                   83,818,864        40.40%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Treasury Portfolio Class A
--------------------------

Castlerock Partners                 70,976,276        42.69%
Attn: Maria Lamari Burden
101 Park Avenue, 23rd Floor
New York, NY 10178-2301

Michael Goldstein                   28,500,428        17.14%
468 West Broadway
Apartment 5G
New York, NY 10012-5306

Robert E. Haggstrom and             13,463,046         8.10%
Nyda Jones-Church JTWROS
27348 Escondito Beach Road
Malibu, CA 90265

The Freiwald Family Trust            9,532,118         5.73%
Benjamin Freiwald and
Gabrielle S Freiwald TTEES
2556 Glen Green
Los Angeles, CA 90068

Treasury Portfolio Class B
--------------------------

Pershing As Agent                   33,490,500        99.98%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Treasury Portfolio Class C
--------------------------

Hare & Co                           20,032,483        60.10%
C/o Bank of New York
One Wall Street 5th Flr
New York, NY 10005-2500

Pershing as Agent                    5,063,354         15.19%
Omnibus Account
For Exclusive Benefit of
Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Hellman Jordan Private               1,738,427         5.22%
  Investors LP
75 State Street
Suite 2420
Boston, MA 02109-1814
Tax-Free Portfolio Class A

Harley-Davidson, Inc.               56,550,000        17.18%
Attn: Cash Management
PO Box 653
Milwaukee, WI 53201-0653

U.S. Clearing CP/Omnibus Acct.      25,341,084         7.70%
F/B/O Customers
26 Broadway, 12th Floor
New York, NY 10004-1703

Davenport & Co LLC                  20,114,795         6.11%
As Agent Omnibus A/C for
Exclusive Benefit of Customers
One James Center
901 E Cary Street
Richmond, VA 23219-4057

Tax-Free Portfolio Class B
--------------------------

Pershing As Agent                   678,785,073       99.35%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Tax-Free Portfolio Class C
--------------------------

Pershing As Agent                   153,997,793       100.00%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

California Tax-Free Portfolio Class A
-------------------------------------

Don Felson                          11,902,428        32.43%
Administrative Trust
Joe Felson Victo Felson
Elliot Felson TTEE's
1290 B Street, Suite 212
Hayward, CA 94541-2996

Don Felson Family Trust             10,259,855        27.96%
Joseph L. Felson
Victor R. Felson
Elliott J. Felson TTEES
1290 B Street, Suite 212
Hayward, CA 94541-2996

Hugh Duncan & Associates, Inc.       6,041,531        16.46%
Dennis Lee - Controller
J. Hugh Duncan - President
11812 San Vicente Boulevard
Suite 400
Los Angeles, CA 90049-6625

Nickolas Rhodes &                    2,211,460         6.03%
Penny Christensen JT Wros
1144 The Strand
Manhattan Beach, CA 90266-5438

California Tax-Free Portfolio Class B
-------------------------------------

Pershing as Agent                   75,665,863        99.90%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-002

California Tax-Free Portfolio Class C
-------------------------------------

Pershing as Agent                   11,961,552        11.03%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Jon Peters TTEE FBO                  7,510,978         6.93%
The Peters 1990 Trust
DTD 2/26/90 Stock Account
C/O Boulevard Management
21650 Oxnard St., Suite 1925
Woodland Hills, CA 91367-7888

Robert Daly                          5,934,817         5.47%
10761 Bellagio Rd.
Los Angeles, CA 90077-3731

New York Tax-Free Portfolio Class A
-----------------------------------

Estate of Kalman Klein              11,565,917        34.92%
Peter Klein and Stephan Klein
Executors
25 Mill Road
Lloyd Harbor, NY 11743-1034

Estate of Stanley L. Neisloss        5,012,857        15.13%
C/O Irma G. Neisloss - Executor
543 Hunter Ave.
Oyester, NY 11771-4603

ABCO Peerless Sprinkler Corp.        2,611,864         7.89%
Attn: Timothy Bowe
Peter Bowe
Joanne Saunders
50 Midland Avenue
Hicksville, NY 11801-1510

New York Tax-Free Portfolio Class B
-----------------------------------

Pershing as Agent                   22,742,120        100.00%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

New York Tax-Free Portfolio Class C
-----------------------------------

Pershing as Agent                   7,374,608         100.00%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

     Custodian. State Street Bank and Trust Company, P.O. Box
1912, Boston, Massachusetts 02105, serves as the Fund's custodian for the assets of the Fund but plays not part in deciding the purchase and sale of portfolio securities.

     Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Fund and the Adviser.

     Accountants. PricewaterhouseCoopers LLP, 1177 Avenue of the
Americas, New York, New York 10036, serves as the independent accountants for the Fund.

     Yield Quotations and Performance Information. Advertisements containing yield quotations for one or more Portfolios for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act.

     From time to time each Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Dividends for the Prime Portfolio Class A for the seven days ended April 30, 2002, after expense reimbursement, amounted to an annualized yield of 1.75%, equivalent to an effective yield of 1.76%. Absent such reimbursement, the annualized yield for such period would have been 1.73%, equivalent to an effective yield of 1.74%. Dividends for the Prime Portfolio Class B for the seven days ended April 30, 2002, after expense reimbursement, amounted to an annualized yield of 1.65%, equivalent to an effective yield of 1.66%. Absent such reimbursement, the annualized yield for such period would have been 1.63%, equivalent to an effective yield of 1.64%. Dividends for the Prime Portfolio Class C for the seven days ended April 30, 2002, after expense reimbursement, amounted to an annualized yield of 1.50%, equivalent to an effective yield of 1.51%. Absent such reimbursement, the annualized yield for such period would have been 1.48%, equivalent to an effective yield of 1.49%.

     Dividends for the Government Portfolio Class A for the seven days ended April 30, 2002, after expense reimbursement, amounted to an annualized yield of 1.68%, equivalent to an effective yield of 1.70%. Absent such reimbursement, the annualized yield for such period would have been 1.64%, equivalent to an effective yield of 1.66%. Dividends for the Government Portfolio Class B for the seven days ended April 30, 2002, after expense reimbursement, amounted to an annualized yield of 1.58%, equivalent to an effective yield of 1.59%. Absent such reimbursement, the annualized yield for such period would have been 1.54%, equivalent to an effective yield of 1.55%. Dividends for the Government Portfolio Class C for the seven days ended April 30, 2002, after expense reimbursement, amounted to an annualized yield of 1.43%, equivalent to an effective yield of 1.44%. Absent such reimbursement, the annualized yield for such period would have been 1.39%, equivalent to an effective yield of 1.40%.

     Dividends for the Treasury Portfolio Class A for the seven days ended April 30, 2002, after expense reimbursement, amounted to an annualized yield of 1.57%, equivalent to an effective yield of 1.58%. Absent such reimbursement, the annualized yield for such period would have been 1.50%, equivalent to an effective yield of 1.51%. Dividends for the Treasury Portfolio Class B for the seven days ended April 30, 2002, after expense reimbursement, amounted to an annualized yield of 1.47%, equivalent to an effective yield of 1.48%. Absent such reimbursement, the annualized yield for such period would have been 1.40%, equivalent to an effective yield of 1.41%. Dividends for the Treasury Portfolio Class C for the seven days ended April 30, 2002, after expense reimbursement, amounted to an annualized yield of 1.32%, equivalent to an effective yield of 1.32%. Absent such reimbursement, the annualized yield for such period would have been 1.25%, equivalent to an effective yield of 1.25%.

     Dividends for the Tax-Free Portfolio Class A for the seven days ended April 30, 2002, after expense reimbursement, amounted to an annualized yield of 1.52%, equivalent to an effective yield of 1.53% and a tax equivalent yield of 2.50%. Absent such reimbursement, the annualized yield for such period would have been 1.48%, equivalent to an effective yield of 1.49%. Dividends for the Tax-Free Portfolio Class B for the seven days ended April 30, 2002, after expense reimbursement, amounted to an annualized yield of 1.42%, equivalent to an effective yield of 1.43% and a tax equivalent yield of 2.33%. Absent such reimbursement, the annualized yield for such period would have been 1.38%, equivalent to an effective yield of 1.39%. Dividends for the Tax-Free Portfolio Class C for the seven days ended April 30, 2002, after expense reimbursement, amounted to an annualized yield of 1.27%, equivalent to an effective yield of 1.28% and a tax equivalent yield of 2.09%. Absent such reimbursement, the annualized yield for such period would have been 1.23%, equivalent to an effective yield of 1.24%.

     Dividends for the California Tax-Free Portfolio Class A for the seven days ended April 30, 2002, after expense reimbursement, amounted to an annualized yield of 1.57%, equivalent to an effective yield of 1.59%. Absent such reimbursement, the annualized yield for such period would have been 1.47%, equivalent to an effective yield of 1.49%. Dividends for the California Tax-Free Portfolio Class B for the seven days ended April 30, 2002, after expense reimbursement, amounted to an annualized yield of 1.47%, equivalent to an effective yield of 1.48%. Absent such reimbursement, the annualized yield for such period would have been 1.37%, equivalent to an effective yield of 1.38%. Dividends for the California Tax-Free Portfolio Class C for the seven days ended April 30, 2002, after expense reimbursement, amounted to an annualized yield of 1.32%, equivalent to an effective yield of 1.33%. Absent such reimbursement, the annualized yield for such period would have been 1.22%, equivalent to an effective yield of 1.23%

     Yield quotations for a Portfolio are determined by (i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of such Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. A Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula: effective yield = [(base period return + 1) 365/7] - 1.

_________________________________________________________________

    FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT ACCOUNTANTS
_________________________________________________________________

     The financial statements and the report of PricewaterhouseCoopers LLP of Alliance Institutional Reserves, Inc. are incorporated herein by reference to its annual report filing made with the Commission pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder. The annual report is dated April 30, 2002 and was filed on July 8, 2002. It is available without charge upon request by calling AGIS at (800) 221-5672.

_________________________________________________________________

                            APPENDIX A
                COMMERCIAL PAPER AND BOND RATINGS
_________________________________________________________________

Municipal and Corporate Bonds
-----------------------------

     The two higher ratings of Moody's Investors Service, Inc. ("Moody"s) for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

     The two highest ratings of Standard & Poor's for municipal and corporate bonds AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or Minus (-) sign to show relative standing within rating category.

Short-Term Municipal Securities
-------------------------------

     Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the superior credit quality, enjoying excellent protection from established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. Loans bearing the MIG-2/VMIG-2 designation are of strong credit quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

     Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's stated that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1, which are determined to have very strong capacity to pay debt service, will be given a plus (+) designation. Issues rate SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper
-----------------------------------------------

     "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

_________________________________________________________________

                            APPENDIX B
               DESCRIPTION OF MUNICIPAL SECURITIES
_________________________________________________________________

     Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less.
They include the following:

          1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

          2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales use and business taxes, and are payable from these specific future taxes.

          3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing
          Programs.

          4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

          5. Construction Loan Notes are sold to provide construction financing. After successful completion and Acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

          6. Tax-Exempt Commercial Paper is a short-term obligation with a state maturity of 365 days or less.
          It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

     Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

          1. General Obligation Bonds are issued by such entities as states, countries, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

          2. Revenue Bonds generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise of other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

          3. Industrial Development Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

Alliance
Institutional
Reserves --
Trust Portfolio


Prospectus
September 3, 2002


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

      Alliance Institutional Reserves, Inc. consists of seven distinct Portfolios. This prospectus describes the Trust Portfolio. The Portfolio's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                               RISK/RETURN SUMMARY

      The following is a summary of certain key information about the Portfolio. You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this summary.

      Objectives: The investment objectives of the Portfolio are--in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

      Principal Investment Strategy: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities.

      Principal Risks: The principal risks of investing in the Portfolio are:

      o Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of the Portfolio's investments in debt securities.

      o Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Portfolio's investments will have its credit ratings downgraded.

      Another important thing for you to note:

      An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE AND BAR CHART INFORMATION

      The Risk/Return Summary includes a table showing the Portfolio's average annual total returns and a bar chart showing the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

      o the Portfolio's average annual total returns for one and five years and the life of the Portfolio; and

      o changes in the Portfolio's performance from year to year over the life of the Portfolio.

      The Portfolio's past performance does not necessarily indicate how it will perform in the future.


      You may obtain current seven-day yield information for the Portfolio by calling (800) 221-5672 or your financial intermediary.


                                PERFORMANCE TABLE


                                                Since
                         1 Year      5 Years    Inception*
--------------------------------------------------------------------------------
                         3.79%       5.06%      4.77%
--------------------------------------------------------------------------------


*     Inception date: 11/16/92.

                                    BAR CHART

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  n/a   3.13%  4.08%   5.61%   5.02%   5.29%   5.24%   4.89%   6.12%   3.79%
--------------------------------------------------------------------------------
   92      93     94      95      96      97      98      99      00      01
                                                               Calendar Year End


      Through June 30, 2002, the year to date unannualized return for the Portfolio was .72%. During the period shown in the bar chart, the highest return for a quarter was 1.57% (quarter ending September 30, 2000) and the lowest return for a quarter was .51% (quarter ending December 31, 2001).

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets) and Example

The example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.


  ANNUAL PORTFOLIO OPERATING EXPENSES                     EXAMPLE
---------------------------------------    ----------------------------------
Management Fees................   .45%     1 Year......................  $ 51
Other Expenses.................   .05%     3 Years.....................  $160
                                  ---      5 Years.....................  $280
Total Operating Expenses.......   .50%     10 Years....................  $628

    OTHER INFORMATION ABOUT THE PORTFOLIO'S OBJECTIVES, STRATEGIES, AND RISKS


      This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolio.

      Please note:

      o Additional descriptions of the Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.

      o There can be no assurance that the Portfolio will achieve its investment objectives.


      o Except as noted, the Portfolio's strategies are not fundamental and thus can be changed without a shareholder vote.


Investment Objectives and Strategies

      As a money market fund, the Portfolio must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Portfolio's investments. Under that Rule, the Portfolio's investments must each have a remaining maturity of no more than 397 days (which is a fundamental policy) and the Portfolio must maintain an average weighted maturity that does not exceed 90 days.

      As a matter of fundamental policy, the Portfolio pursues its objectives by maintaining a portfolio of high-quality U.S. dollar-denominated money market securities. The Portfolio's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

      o high-quality commercial paper (or, if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o adjustable rate obligations;

      o asset-backed securities;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

      o repurchase agreements that are fully collateralized.

      The Portfolio, as a matter of fundamental policy, does not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

Risk Considerations

      The Portfolio's principal risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yields as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

      The Portfolio may invest up to 10% of its net assets in illiquid securities, including illiquid restricted securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

      The Portfolio's investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.

      The Portfolio also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended result.

                           MANAGEMENT OF THE PORTFOLIO


      The Portfolio's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2002 totaling more than $412 billion (of which more than $157 billion represented assets of investment companies). As of June 30, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 57 registered investment companies managed by Alliance, comprising 145 separate investment portfolios, currently have approximately 7.5 million shareholder accounts.

      Alliance provides investment advisory services and order placement facilities for the Portfolio. For the fiscal year ended April 30, 2002, the Portfolio paid Alliance .45% as a percentage of average daily net assets.

      Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolio, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Portfolio shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

                           PURCHASE AND SALE OF SHARES

How The Portfolio Values Its Shares


      The Portfolio's net asset value, or NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange is closed for business).


      To calculate NAV, the Portfolio's assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment


      You may purchase the Portfolio's shares by instructing your financial intermediary to invest in the Portfolio or directly from Alliance Global Investor Services, Inc. ("AGIS") by calling (800) 824-1916 (option #4) and following the procedures below.


      --After you give AGIS the following information, AGIS will provide you with an account number:

        a) the name of the account;

        b) the address of the account; and

        c) the taxpayer identification number.


      --After you receive an account number you may purchase the Portfolio's shares by instructing your bank to wire Federal funds to AGIS. Please contact AGIS at (800) 824-1916 (option #4) for specific instructions.

      --Mail a completed Application Form to:

        Alliance Global Investor Services, Inc.
        P.O. Box 786003
        San Antonio, TX 78278-6003


      The minimum investment amount is $1,000,000. There is no minimum for subsequent investments. The Portfolio reserves the right to vary the minimum amounts.

      o Application Form


      --To obtain an Application Form, please telephone AGIS toll-free at (800) 221-5672. You also may obtain information about the Application Form, purchasing shares, or other Fund procedures by calling this number.


      --If you decide to change instructions or any other information already given on your Application Form, send a written notice to AGIS at the address above with your signature guaranteed. Signatures must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934. This would include such institutions as banks and brokerage firms.

      o Subsequent Investments

      You may purchase additional shares in the Portfolio by calling AGIS at the number set forth above and:


      --Instructing your bank to wire Federal funds to AGIS (please contact AGIS at (800) 824-1916 (option #4) for specific instructions).

      --Mailing your check or negotiable bank draft payable to Alliance Institutional Reserves, Inc. -- Trust Portfolio at the address set forth above.

      If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

How To Sell Shares

      o By Telephone:


      You may "redeem" your shares (i.e., sell your shares) on any Portfolio business day by contacting AGIS at (800) 824-1916 (option #4). A redemption must include your account name as registered with the Portfolio and the account number. If your redemption request is received by AGIS prior to 4:00 p.m., Eastern time, your redemption proceeds normally will be sent to you in Federal funds by wire to your designated bank account the same business day. If you recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the check has cleared (which may take up to 15 days).


      o By Checkwriting:


      With this service, you may write checks made payable to any payee. First, you must fill out a signature card, which you may obtain by contacting AGIS by telephone or by mail. If you wish to establish this checkwriting service subsequent to the opening of your Portfolio account, contact AGIS by phone or mail. There is no charge for this checkwriting service, except that a charge will be imposed for checks that are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You can not write checks for more than the principal balance (not including any accrued dividends) in your account.


Other


      The Trust Portfolio has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. Investments receive the full dividend for a day if your telephone order is received by AGIS by 4:00 p.m., Eastern time, and Federal funds or bank wire monies are received by AGIS before 4:00 p.m., Eastern time, on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received by AGIS prior to 4:00 p.m., Eastern time, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

      A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio.

      The Portfolio may refuse any order to purchase shares.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      The Portfolio's net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolio's dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolio's distributions also may be subject to certain state and local taxes.

      Each year shortly after December 31, the Portfolio will send you tax information stating the amount and type of all of its distributions for the year. Consult your tax advisor about the federal, state and local tax consequences in your particular circumstances.

                               GENERAL INFORMATION

      The Portfolio reserves the right to close an account that through redemption is less than $500,000. The Portfolio will send shareholders 60 days' written notice to increase the account value before the Portfolio closes the account.

      During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

                              FINANCIAL HIGHLIGHTS


      The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five years. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent accountants, for the fiscal years ended April 30, 2002, April 30, 2001 and April 30, 2000 and by other independent accountants for periods prior to the fiscal year ended April 30, 2000. The report of PricewaterhouseCoopers LLP, along with the Portfolio's financial statements, appears in the Portfolio's Annual Report, which is available upon request.

                                                                                  Year Ended April 30,
                                                       ------------------------------------------------------------------------
                                                         2002            2001            2000            1999            1998
                                                       --------        --------        --------        --------        --------
Net asset value, beginning of year .................   $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                                       --------        --------        --------        --------        --------
Income From Investment Operations
Net investment income ..............................      .0246           .0584(a)        .0511(a)        .0489(a)        .0523(a)
                                                       --------        --------        --------        --------        --------
Less: Dividends
Dividends from net investment income ...............     (.0246)         (.0584)         (.0511)         (.0489)         (.0523)
                                                       --------        --------        --------        --------        --------
Net asset value, end of period .....................   $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                                       ========        ========        ========        ========        ========
Total Return
Total investment return based on net asset value (b)       2.49%           6.01%           5.23%           5.01%           5.37%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $  1,059        $  1,187        $    839        $    795        $    391
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....        .50%            .50%            .50%            .50%            .49%
   Expenses, before waivers and reimbursements .....        .50%            .51%            .52%            .55%            .54%
   Net investment income ...........................       2.49%           5.79%(a)        5.13%(a)        4.85%(a)        5.23%(a)


(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

Privacy Notice (This information is not part of the Prospectus.)

      Alliance, the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

      It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

For more information about the Portfolio, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments.

o Statement of Additional Information (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:


By mail:       c/o Alliance Global Investor Services, Inc.
               P.O. Box 786003
               San Antonio, TX 78278-6003

By phone:      For Information and Literature:
               (800) 221-5672


Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash., DC 20549-0102


You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.


Table of Contents
-----------------

RISK/RETURN SUMMARY.........................................................   2
   Performance and Bar Chart Information....................................   2
FEES AND EXPENSES OF THE PORTFOLIO..........................................   3
OTHER INFORMATION ABOUT THE PORTFOLIO'S
   OBJECTIVES, STRATEGIES, AND RISKS .......................................   3
   Investment Objectives and Strategies.....................................   3
   Risk Considerations......................................................   4
MANAGEMENT OF THE PORTFOLIO.................................................   4
PURCHASE AND SALE OF SHARES.................................................   5
   How The Portfolio Values Its Shares......................................   5
   How To Buy Shares........................................................   5
   How To Sell Shares.......................................................   6
   Other....................................................................   6
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................   6
GENERAL INFORMATION.........................................................   7
FINANCIAL HIGHLIGHTS........................................................   7

                                                               File No. 811-6068

[LOGO]

                            ALLIANCE INSTITUTIONAL RESERVES, INC.
                                                - Trust Portfolio
-----------------------------------------------------------------


c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672

-----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                        September 3, 2002


-----------------------------------------------------------------

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus, dated September 3, 2002, of Alliance Institutional Reserves, Inc. (the "Fund") that describes shares of the Trust Portfolio (the "Trust Portfolio") of the Fund (the "Prospectus"). Financial statements for the Trust Portfolio for the year ended April 30, 2002 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. A copy of the Prospectus and the Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page
                                                             ----

The Fund
Investment Objective and Policies
Investment Restrictions
Management
Purchase and Redemption of Shares
Daily Dividends-Determination of Net Asset Value
Taxes
General Information
Financial Statements and Report of Independent Accountants
Appendix A - Commercial Paper and Bond Ratings               A-1

--------
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

-----------------------------------------------------------------
                             THE FUND
-----------------------------------------------------------------

     Alliance Institutional Reserves, Inc. (the "Fund") is an open-end investment company. The Trust Portfolio, which is diversified, is described in the Prospectus that is supplemented by this SAI. Six additional Portfolios of the Fund, the Prime Portfolio, the Government Portfolio, the Treasury Portfolio, the Tax-Free Portfolio, the California Tax-Free Portfolio, and the New York Tax-Free Portfolio are described in a separate prospectus and statement of additional information. The Fund changed its name from ACM Institutional Reserves, Inc. to Alliance Institutional Reserves, Inc. effective June 29, 1998.

-----------------------------------------------------------------
                INVESTMENT OBJECTIVES AND POLICIES
-----------------------------------------------------------------

     The Trust Portfolio's investment objectives are -- in the following order of priority -- safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Trust Portfolio pursues its objectives by maintaining a portfolio of high-quality U.S.-dollar denominated money market securities, all of which, at the time of investment, have remaining maturities of 397 days or less. As is true with all investment companies, there can be no assurance that the Trust Portfolio's objectives will be achieved.

     The Trust Portfolio will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule. To the extent that the Trust Portfolio's limitations are more permissive than Rule 2a-7, the Trust Portfolio will comply with the more restrictive provisions of the Rule.

     Currently, pursuant to Rule 2a-7, the Trust Portfolio may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Trust Portfolio's adviser, Alliance Capital Management L.P. ("Alliance" or the "Adviser") to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A attached hereto. Securities in which the Trust Portfolio may invest may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSRO.

     Eligible securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSROs, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7 the Trust Portfolio may not invest more than five percent of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Trust Portfolio may not invest in a second tier security if immediately after the acquisition thereof the Trust Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

     The Trust Portfolio's investments may include the following, diversified by maturities and issuers:

     1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Bank, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

     2. Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loans associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     3. Commercial paper, including funding agreements and variable amount master demand notes, of prime quality (rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issued rated AAA or AA by Standard & Poor's or Aaa or Aa by Moody's). For a description of such ratings see Appendix A. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a further description of variable amount master demand notes, see "Additional Investment Policies" below.

     4. Repurchase agreements pertaining to the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the counterparty at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements are currently entered into with creditworthy counterparties as determined by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with the Fund's custodian. For each repurchase agreement, the Trust Portfolio requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a vendor defaulted on its repurchase obligation, the Trust Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Trust Portfolio might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Trust Portfolio's assets. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

     The Trust Portfolio may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. These securities must generally be rated. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose entity. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, as required by Rule 2a-7, the special purpose entity is deemed to be the issuer of the asset-backed security; however, the Trust Portfolio is required to treat any person whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security that such obligations represent.

                  Additional Investment Policies
                  ------------------------------

     The following investment policies supplement those set forth above.

     Floating and Variable Rate Obligations. The Trust Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days notice. The Trust Portfolio may also invest in master demand notes which are obligations that permit the Trust Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Trust Portfolio, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. The Trust Portfolio also may invest in short-term obligations of insurance companies, sometimes referred to as funding agreements. These arrangements are direct obligations of insurance companies and are not traded. Where these types of obligations are not secured by letters of credit or other credit support arrangements, the Trust Portfolio's right to redeem is dependent on the ability of the borrower or insurance company to pay principal and interest on demand.

     Reverse Repurchase Agreements. While the Trust Portfolio has no plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Trust Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

     Illiquid Securities and Restricted Securities. The Trust Portfolio will not maintain more than 10% of its net assets in illiquid securities. Illiquid securities may include securities that are not readily marketable, securities subject to legal or contractual restrictions on resale (except as described below) and repurchase agreements not terminable within seven days. Restricted securities are securities subject to the contractual or legal restrictions on resale, such as those arising from an issuers reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Directors, including securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act, will not be treated as illiquid for purposes of the restriction on illiquid securities. As to illiquid securities, the Trust Portfolio is subject to a risk that, should the Trust Portfolio desire to sell them when a ready buyer is not available at a price the Trust Portfolio deems representative of their value, the value of the Trust Portfolio's net assets could be adversely affected.

     The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors.

     Following the purchase of a restricted security by the Trust
Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

     Senior Securities. The Trust Portfolio will not issue senior securities except as permitted by the Act or the rules, regulations, or interpretations thereof.

                             General
                             -------

     While there are many kinds of short-term securities used by money market investors, the Trust Portfolio, in keeping with its primary investment objective of safety of principal, generally invests in the types summarized above. The Trust Portfolio may make investments in certificates of deposit and banker's acceptances issued or guaranteed by, or time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and commercial paper issued by foreign companies. To the extent that the Trust Portfolio makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and lack of uniform accounting standards. There can be no assurance that any of the Trust Portfolio's objectives will be achieved. The market value of the Trust Portfolio's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

     Net income to shareholders is aided both by the Trust Portfolio's ability to make investments in large denominations and by efficiencies of scale. Also, the Trust Portfolio may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets.

     The Trust Portfolio's investment objectives may not be changed without the affirmative vote of a majority of the Trust Portfolio's outstanding shares as defined below. Except as otherwise provided, the Trust Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Directors without a shareholder vote. However, the Trust Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

-----------------------------------------------------------------
                     INVESTMENT RESTRICTIONS
-----------------------------------------------------------------

     Unless otherwise specified to the contrary, the following restrictions may not be changed without the affirmative vote of
(1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Trust Portfolio's assets will not constitute a violation of that restriction.

     The Trust Portfolio may not:

     1. purchase any security which has a maturity date of more than 397 days from the date of the Trust Portfolio's purchase;

     2. invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry provided that for purposes of this restriction (a) there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits and (b) all finance companies as a group and all utility companies as a group are each considered to be a separate industry;

     3. invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the Trust Portfolio's total assets may be invested without regard to such 5% limitation;(1)


---------------

(1) As a matter of operating policy, pursuant to Rule 2a-7, the Trust Portfolio will invest no more than 5% of its assets in the first tier(as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, a Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. Fundamental policy number (3) would give the Trust Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future. Pursuant to Rule 2a-7, acquisition of a fully collateralized repurchase agreement is deemed to be the acquisition of the underlying securities.

     4. invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

     5. borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 15% of the Trust Portfolio's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Trust Portfolio will not purchase any investments while borrowings in excess of 15% of total assets exist;

     6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Trust Portfolio except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 5% of the Trust Portfolio's assets;

     7. make loans, provided that the Trust Portfolio may purchase money market securities and enter into repurchase agreements;

     8. enter into repurchase agreements if, as a result thereof, more than 10% of the Trust Portfolio's assets would be subject to repurchase agreements not terminable within seven days and other illiquid investments; or

     9. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, including futures contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, call, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Trust Portfolio's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and directors of the Fund and of the Adviser who own individually more than 1/2% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

-----------------------------------------------------------------
                            MANAGEMENT
-----------------------------------------------------------------

Organization
------------

     The Trust Portfolio is a series of Alliance Institutional Reserves, Inc., an open-end management investment company registered under the Act and organized as a Maryland corporation on March 21, 1990. The Adviser provides investment advice and, in general, conducts the management and investment program of the Fund, subject to the general supervision and control of the Board of Directors.

     Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Maryland law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law. Shareholders have available certain procedures for the removal of directors.


Board of Directors Information
------------------------------

     The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                       PORTFOLIOS
                                         PRINCIPAL                     IN FUND              OTHER
                                         OCCUPATION(S)                 COMPLEX              DIRECTOR-
NAME, ADDRESS AND AGE                    DURING PAST                   OVERSEEN BY          SHIPS HELD
OF DIRECTOR (Years of service)*          5 YEARS                       DIRECTOR             BY DIRECTOR
-------------------------------          -------                       --------             -----------
INTERESTED DIRECTOR

John D. Carifa,** 57,                    President, Chief                  118              None
1345 Avenue of the Americas              Operating Officer
New York, NY 10105 (11)                  and a Director of Alliance
                                         Capital Management
                                         Corporation ("ACMC"), with
                                         which he has been
                                         associated since prior to
                                         1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,                        Formerly an Executive Vice          92             None
P.O. Box 4623,                           President and the Chief
Stamford, CT  06903 (10)                 Insurance Officer of The
                                         Equitable Life Assurance
                                         Society of the United
                                         States; Chairman and Chief
                                         Executive Officer of
                                         Evlico. Formerly a Director
                                         of Avon, BP Amoco Corp.,
                                         Ecolab, Inc., Tandem
                                         Financial Group and
                                         Donaldson, Lufkin &
                                         Jenrette Securities
                                         Corporation.

David H. Dievler,#+ 72,                  Independent consultant.             99             None
P.O. Box 167                             Until December 1994, Senior
Spring Lake, NJ  07762 (9)               Vice President of ACMC
                                         responsible for mutual fund
                                         administration. Prior to
                                         joining ACMC in 1984, Chief
                                         Financial Officer of
                                         Eberstadt Asset Management
                                         since 1968. Prior to that,
                                         Senior Manager at Price
                                         Waterhouse & Co. Member of
                                         American Institute of
                                         Certified Public
                                         Accountants since 1953.

John H. Dobkin,#+ 60,                    Consultant. Currently,              95             None
P.O. Box 12                              President of the Board of
Annandale, NY  12504 (9)                 Save Venice, Inc.
                                         (preservation
                                         organization). Formerly a
                                         Senior Advisor from June
                                         1999 to June 2000 and
                                         President from December
                                         1989 to May 1999 of
                                         Historic Hudson Valley
                                         (historic preservation).
                                         Previously, Director of the
                                         National Academy of Design.
                                         During 1988-92, Director
                                         and Chairman of the Audit
                                         Committee of ACMC.

William H. Foulk, Jr.,#+ 69,             Investment Adviser and an          113             None
2 Sound View Dr., Suite 100              independent consultant.
Greenwich, CT  06830 (9)                 Formerly Senior Manager of
                                         Barrett Associates, Inc., a
                                         registered investment
                                         adviser, with which he had
                                         been associated since prior
                                         to 1997. Formerly Deputy
                                         Comptroller of the State of
                                         New York and, prior
                                         thereto, Chief Investment
                                         Officer of the New York
                                         Bank for Savings.

Clifford L. Michel,#+ 63,                Senior Counsel of the law           95             Placer
St. Bernard's Road                       firm of Cahill Gordon &                            Dome, Inc.
Gladstone, NJ 07934 (9)                  Reindel, since February
                                         2001, and a partner of that
                                         firm for more than
                                         twenty-five years prior
                                         thereto. President and
                                         Chief Executive Officer of
                                         Wenonah Development Company
                                         (investments).

Donald J. Robinson,#+ 68,                Senior Counsel of the law          107             None
98 Hell's Peak Road                      firm of Orrick, Herrington
Weston, VT 05161 (5)                     & Sutcliffe LLP since prior
                                         to 1997. Formerly a senior
                                         partner and a member of the
                                         Executive Committee of that
                                         firm. Former member of the
                                         Municipal Securities
                                         Rulemaking Board and a
                                         Trustee of the Museum of
                                         the City of New York.

--------
*    There is no stated term of office for the Fund's Directors.
** Mr. Carifa is an "interested person", as defined in the Act, of the Fund because of an affiliation with Alliance.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.


     The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met two times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

     In approving the most recent annual continuance of the Fund's advisory agreement (the "Advisory Agreement"), the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of Directors with experienced counsel that is independent of the Adviser.

     The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Trust Portfolio, as well as senior management's attention to any portfolio management issues, were considered. The Trust Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the expense limitation agreement for the Fund that sets an expense cap on overall Portfolio expenses and provides for waiver of fees by the Adviser or reimbursement if needed to meet such cap, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent accountants in periodic meetings with the Fund's Audit Committee.

     In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of the Trust Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Trust Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Trust Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Trust Portfolio, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Trust Portfolio's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Trust Portfolio.

     The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning the policies and procedures of the Adviser with respect to the execution of portfolio transactions.

     No single factor was considered in isolation or to be determinative to the decision of the Directors to approve the continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Trust Portfolio to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

     The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the Alliance Fund Complex by each Director are set forth below.

                       DOLLAR RANGE       AGGREGATE DOLLAR
                       OF EQUITY          RANGE OF EQUITY
                       SECURITIES IN      SECURITIES IN THE
                       THE FUND AS OF     ALLIANCE FUND COMPLEX
                       DECEMBER 31, 2001  AS OF DECEMBER 31, 2001
                       -----------------  -----------------------

John D. Carifa                None           Over $100,000
Ruth Block                    None           Over $100,000
David H. Dievler              None           Over $100,000
John H. Dobkin                None           Over $100,000
William H. Foulk, Jr.         None           Over $100,000
Clifford L. Michel            None           Over $100,000
Donald J. Robinson            None           Over $100,000

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*            POSITION(S) HELD        PRINCIPAL OCCUPATION
AND AGE                   WITH FUND               DURING PAST 5 YEARS
-------                   ---------               -------------------
John D. Carifa, 57        Chairman                See biography above.

Ronald M. Whitehill, 64   President               Senior Vice President of ACMC**
                                                  and President of Cash Management
                                                  Services with which he has been
                                                  associated since prior to 1997.

Andrew M. Aran, 45        Senior Vice President   Senior Vice President of ACMC**
                                                  with which he has been
                                                  associated since prior to 1997.

Drew A. Biegel, 51        Senior Vice President   Vice President of ACMC** with
                                                  which he has been associated
                                                  since prior to 1997.

Kathleen A. Corbet, 42    Senior Vice President   Executive Vice President of
                                                  ACMC** with which she has been
                                                  associated since prior to 1997.

William E. Oliver, 52     Senior Vice President   Senior Vice President of ACMC**
                                                  with which he has been
                                                  associated since prior to 1997.

Raymond J. Papera, 46     Senior Vice President   Senior Vice President of ACMC**
                                                  with which he has been
                                                  associated since prior to 1997.

Kenneth T. Carty, 41      Vice President          Vice President of ACMC** with
                                                  which he has been associated
                                                  since prior to 1997.

John F. Chiodi, Jr., 36   Vice President          Vice President of ACMC** with
                                                  which he has been associated
                                                  since prior to 1997.

Maria R. Cona, 47         Vice President          Vice President of ACMC** with
                                                  which she has been associated
                                                  since prior to 1997.

Joseph Dona, 41           Vice President          Vice President of ACMC** with
                                                  which he has been associated
                                                  since prior to 1997.

Frances M. Dunn, 31       Vice President          Vice President of ACMC** with
                                                  which she has been associated
                                                  since prior to 1997.

Joseph R. LaSpina, 41     Vice President          Vice President of Alliance Fund
                                                  Distributors, Inc. ("AFD")**
                                                  with which he has been
                                                  associated since prior to 1997.

Eileen M. Murphy, 31      Vice President          Vice President of ACMC** with
                                                  which she has been associated
                                                  since prior to 1997.

Maria C. Sazon, 36        Vice President          Vice President of ACMC** with
                                                  which she has been associated
                                                  since prior to 1997.

Edmund P. Bergan, Jr.,    Secretary               Senior Vice
52                                                President and the General
                                                  Counsel of AFD** and AGIS**
                                                  with which he has been associated
                                                  since prior to 1997.

Mark D. Gersten, 51       Treasurer and Chief     Senior Vice President
                          Financial Officer       of AGIS** with which he has been
                                                  associated since 1997.

Andrew L. Gangolf, 48     Assistant Secretary     Senior Vice President and
                                                  Assistant General Counsel of
                                                  AFD** with which he has been
                                                  associated since prior to 1997.

Domenick Pugliese, 41     Assistant Secretary     Senior Vice President and
                                                  Assistant General Counsel of
                                                  AFD** with which he has been
                                                  associated since prior to 1997.

Thomas R. Manley, 51      Controller              Vice President of ACMC** with
                                                  which he has been associated
                                                  since prior to 1997.

--------
*    The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, AFD and AGIS are affiliates of the Fund.


     The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Trust Portfolio to each of the Directors during its fiscal year ended April 30, 2002, the aggregate compensation paid to each of the Directors during calendar year 2001 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                          Total Number of
                                                          Registered
                                                          Investment         Total Number of
                                                          Companies within   Investment
                                           Total          the Alliance Fund  Portfolios within
                                           Compensation   Complex,           the Alliance Fund
                                           from the       Including the      Complex, Including
                        Aggregate          Alliance Fund  Fund, as to which  the Fund, as to
                        Compensation from  Complex,       the Director is a  which the Director
                        the Trust          Including the  Director or        is a Director or
Name of Director        Portfolio          Fund           Trustee            Trustee
-----------------       -----------------  -------------  -----------------  -----------------
John Carifa                   $-0-           $     -0-        55                 118
Ruth S. Block                 $488           $186,050         43                  92
David H. Dievler              $488           $244,350         49                  99
John H. Dobkin                $488           $210,900         46                  95
William H. Foulk, Jr.         $488           $249,400         50                 113
Clifford L. Michel            $488           $199,088         44                  95
Donald J. Robinson            $488           $186,050         46                 107

     As of August 13, 2002, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Trust Portfolio.

The Adviser
-----------

     Alliance Capital Management L.P. (the "Adviser" or "Alliance"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under the Advisory Agreement to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

     Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2002, totaling approximately $412 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

     Alliance, an investment adviser registered under the Investment Advisers Act of 1940, is a Delaware limited partnership, of which ACMC, a wholly-owned subsidiary of AXA Financial, Inc., a Delaware corporation ("AXA Financial"), is the general partner. ACMC is also the general partner of Alliance Capital Management Holding L.P. ("Alliance Holding"), which is a Delaware limited partnership whose equity interests are traded on the New York Stock Exchange, Inc. (the "Exchange"), in the form of units. As of March 31, 2002, Alliance Holding owned approximately 30% of the outstanding units of limited partnership interests in Alliance ("Alliance Units"). As of March 31, 2002, AXA Financial and certain of its wholly-owned subsidiaries and related entities owned approximately 52% of the Alliance Units. AXA Financial is the wholly-owned subsidiary of AXA, a company organized under the laws of France. AXA is the holding company for an international group of companies in the insurance, asset management and other financial services businesses. Based on information provided by AXA, on March 1, 2002, approximately 17.8% of the issued ordinary shares (representing 28.8% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of March 1, 2002, 69.5% of the shares (representing 79.5% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") and 22.2% of the shares of Finaxa (representing 13.7% of the voting power) were owned by Paribas, a French bank. On March 1, 2002, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.6% of the issued ordinary shares (representing 33.2% of the voting power) of AXA.

     Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Trust Portfolio of the Fund and pays all compensation of Directors of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Trust Portfolio pays the Adviser at an annual rate of .45 of 1% of the average daily value of its net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive its fees and bear certain expenses so that the Trust Portfolio's expenses do not exceed on an annual basis .50 of 1% of the Trust Portfolio's average daily net assets. The contractual agreement automatically extends each year unless the Adviser provides the Fund with at least 60 days' notice prior to the end of the fiscal year of its determination not to extend the agreement. For the fiscal year ended April 30, 2002, the Trust Portfolio paid the Adviser at an annual rate of .45 of 1% ($5,366,120) of average daily net assets and the Adviser reimbursed $0. For the fiscal year ended April 30, 2001, the Trust Portfolio paid the Adviser at an annual rate of .45 of 1% ($4,716,153) of average daily net assets and the Adviser reimbursed $104,638, all of which represented advisory fees. For the fiscal year ended April 30, 2000, the Trust Portfolio paid the Adviser at an annual rate of ..45 of 1% ($3,385,399) of average daily net assets and the Adviser reimbursed $126,012, all of which represented advisory fees. The Adviser may make payments from time to time from its own resources, which may include the management fees paid by the Trust Portfolio to compensate broker-dealers, including Sanford
C. Bernstein & Co., LLC ("Bernstein") an affiliate of the Adviser, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of shares of the Trust Portfolio, including paying for the preparation, printing and distribution of prospectuses and other literature or other promotional activities. The Trust Portfolio also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registrations and filings with the Securities and Exchange Commission ("Commission") and with state regulatory authorities. The Trust Portfolio pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative, accounting, and other office costs; fees and expenses of Directors who are not affiliated with the Adviser; costs of maintenance of the Fund's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Trust Portfolio by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Directors.

     The Advisory Agreement remains in effect with respect to the Trust Portfolio from year to year, provided that such continuance is specifically approved at least annually by a vote of a majority of the Trust Portfolio's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by the majority of the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Act. Most recently, the continuance of the Advisory Agreement for an additional annual period was approved by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at their regular meeting held on October 29-31, 2001.

     The Advisory Agreement may be terminated with respect to the Trust Portfolio without penalty on 60 days' written notice at the option of either party or by vote of a majority of the outstanding voting securities of the Trust Portfolio; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

-----------------------------------------------------------------
                PURCHASE AND REDEMPTION OF SHARES
-----------------------------------------------------------------

     The Trust Portfolio may refuse any order for the purchase of shares and reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. The Trust Portfolio is only available through financial intermediaries.

     Shareholders maintaining accounts in the Trust Portfolio through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Trust Portfolio itself so that the institutions may properly process such orders prior to their transmittal to AGIS. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Trust Portfolio until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution.

     Except with respect to telephone orders, investors whose payment in Federal funds or bank wire monies are received by 4:00 p.m. (Eastern time) will become shareholders on, and will receive the dividend declared, that day. A telephone order for the purchase of shares will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by AGIS by 4:00 p.m. (Eastern time) and Federal funds or bank wire monies are received prior to 4:00 p.m. (Eastern time) of such day. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

     All shares purchased are confirmed monthly to each shareholder and are credited to his or her account at net asset value. To avoid unnecessary expense to the Trust Portfolio and to facilitate the immediate redemption of shares, stock certificates, for which no charge is made, are not issued except upon the written request of the shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal, such as telephone, telegraph and check-writing procedures. The Trust Portfolio reserves the right to reject any purchase order.

     The Trust Portfolio reserves the right to close out an account that is below $500,000 after at least 60 days' written notice to the shareholder unless the balance in such account is increased to at least that amount during such period. For purposes of this calculation, the sum of a shareholder's balance in all of the Fund's Portfolios will be considered as one account.

     A "business day," during which purchases and redemptions of Trust Portfolio shares can become effective and the transmittal of redemption proceeds can occur, is considered for Trust Portfolio purposes as any weekday on which the Exchange is open for trading. The Exchange is generally closed on national holidays and on Good Friday and Martin Luther King, Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading on the Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Trust Portfolio at such time and the income earned. No interest will accrue on amounts represented by uncashed redemption checks.

----------------------------------------------------------------

        DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE

----------------------------------------------------------------

     All net income of the Trust Portfolio is determined at 12:00 Noon and 4:00 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of the Trust Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. No interest will accrue on amounts represented by uncashed distribution checks.

     The Trust Portfolio's net income consists of all accrued interest income on assets less expenses allocable to the Trust Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses of the Trust Portfolio are reflected in its net asset value and are not included in net income. Net asset value per share of the Trust Portfolio is expected to remain constant at $1.00 since all net income of the Trust Portfolio is declared as a dividend each time net income is determined and net realized gains and losses, if any, are expected to be relatively small.

     The valuation of the Trust Portfolio's securities is based upon its amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Trust Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

     The Trust Portfolio maintains procedures designed to maintain, to the extent reasonably possible, the price per share of the Trust Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Trust Portfolio's portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Trust Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

     The net asset value of the shares of the Trust Portfolio is determined each business day (and on such other days as the Directors deem necessary) at 12:00 Noon and 4:00 p.m. (Eastern time). The net asset value per share of the Trust Portfolio is calculated by taking the sum of the value of the Trust Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of the Trust Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

-----------------------------------------------------------------
                              TAXES
-----------------------------------------------------------------

     The Trust Portfolio intends to qualify for each taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders. Since the Trust Portfolio distributes all of its investment company taxable income and net capital gains, the Trust Portfolio should thereby avoid all Federal income and excise taxes.

     Distributions out of interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since the Trust Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by the Trust Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Any loss realized on shares held for six months or less will be treated as long-term capital loss for Federal income tax purposes to the extent of any long-term capital gain distributions received on such shares. Distributions of short and long-term capital gains, if any, are normally made once each year shortly before the close of the Trust Portfolio's fiscal year, although such distributions may be made more frequently if necessary in order to maintain the Trust Portfolio's net asset value at $1.00 per share.

----------------------------------------------------------------
                       GENERAL INFORMATION
----------------------------------------------------------------

Portfolio Transactions
----------------------

     Subject to the general supervision of the Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Trust Portfolio. Because the Trust Portfolio invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Trust Portfolio's shares since the portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

     The Trust Portfolio has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Trust Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Trust Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

Capitalization
--------------

     All shares of the Trust Portfolio participate equally in dividends and distributions from the Trust Portfolio, including any distributions in the event of a liquidation. Each share of the Trust Portfolio is entitled to one vote for all purposes. Shares of all classes vote for the election of Directors and on any other matter that affects all Portfolios of the Fund in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement, shares of each Portfolio vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the Trust Portfolio. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the Act and in the Fund's By-Laws, will be available to shareholders of each Portfolio. Special meetings of stockholders for any purpose may be called by 10% of its outstanding shareholders. All shares of the Trust Portfolio when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a class may not be modified except by the vote of a majority of the outstanding shares of such class.

     The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another class would be governed by the Act and Maryland law.

     As of the close of business on August 13, 2002, there were 1,091,320,088 shares of the Trust Portfolio outstanding. Set forth and discussed below is certain information as to all persons who owned of record or beneficially 5% or more of the outstanding shares of the Trust Portfolio at August 13, 2002.

                                          No. of           % of
Name and Address                          Shares           Class
----------------                          ------           -----

Pershing as Agent                         666,765,664      61.67%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Mesirow Financial                         163,763,834      15.01%
As Agent Omnibus A/C For Exclusive
Benefit of Customers
350 N. Clark Street
Chicago, IL  60610-4712

     Custodian. State Street Bank and Trust Company, P.O. Box
1912, Boston, Massachusetts 02105, serves as the Fund's custodian for the assets of the Fund but plays not part in deciding the purchase and sale of portfolio securities.

     Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Trust Portfolio and the Adviser.

     Accountants. PricewaterhouseCoopers LLP, 1177 Avenue of the
Americas, New York, New York 10036, serves as independent accountants for the Trust Portfolio.

     Yield Quotations and Performance Information. Advertisements containing yield quotations for the Trust Portfolio may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Trust Portfolio's performance to bank money market deposit accounts, certificates of deposit or various indices. Yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act.

     Yield quotations for the Trust Portfolio are determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of the Trust Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. The Trust Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula: effective yield = [(base period return + 1) 365/7] - 1.

-----------------------------------------------------------------
    FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------

     The financial statements and the report of PricewaterhouseCoopers LLP of Alliance Institutional Reserves, Inc. are incorporated herein by reference to its annual report filing made with the Commission pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder. The annual report is dated April 30, 2002 and was filed on July 8, 2002. It is available without charge upon request by calling AGIS at (800) 221-5672. The Fund's financial statements include the financial statements of each of the Fund's portfolios.

-----------------------------------------------------------------
                            APPENDIX A
                COMMERCIAL PAPER AND BOND RATINGS
-----------------------------------------------------------------

Municipal and Corporate Bonds
-----------------------------

     The two higher ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa an Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

     The two highest ratings of Standard & Poor's for municipal and corporate bonds AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or Minus (-) sign to show relative standing within rating category.

Short-Term Municipal Securities
-------------------------------

     Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of superior credit quality, enjoying excellent protection from established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

     Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's stated that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to have very strong capacity to pay debt service will be given a plus (+) designation. Issues rate SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper
-----------------------------------------------

     "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

                              PART C
                        OTHER INFORMATION

ITEM 23. Exhibits

     (a) (1) Articles of Incorporation of the Registrant dated March 22, 1990 - Incorporated by reference to
               Exhibit 1(a) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

          (2) Certificate of Correction to Articles of Incorporation of the Registrant dated June 21, 1990 - Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

          (3) Articles Supplementary of the Registrant dated July 17, 1992 - Incorporated by reference to
               Exhibit 1(b) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

          (4) Articles of Amendment of the Registrant dated June 2, 1998 - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 26, 1998.

          (5) Articles Supplementary of the Registrant dated June 2, 1998 - Incorporated by reference to
               Exhibit 1(e) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 26, 1998.

          (6) Articles of Amendment of the Registrant dated June 25, 1998 - Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 26, 1998.

          (7) Articles Supplementary of the Registrant dated December 6, 1999 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 30, 2001.

          (8) Articles of Amendment of the Registrant dated December 6, 1999 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 30, 2001.

          (9) Articles Supplementary of the Registrant dated July 19, 2000 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 30, 2001.

          (10) Articles Supplementary of the Registrant dated November 6, 2000 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November 22, 2000.

          (11) Certificate of Correction to Articles of Incorporation of the Registrant dated November 29, 2000 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 2, 2001.

          (12) Articles Supplementary of the Registrant dated February 1, 2001 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 21 to Registrant's Registrant Statement on Form N-1A, filed with the Securities and Exchange Commission on February 2, 2001.

     (b) By-Laws - Amended and Restated - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No.
          13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

     (c)  See Exhibit (b).

     (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P., amended February 1, 2001 - Incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 2, 2001.

     (e) Distribution Agreement between the Registrant and Alliance Fund Distributors, Inc., amended February 1, 2001 - Incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 21 of the Registrant's Registration Statement on Form N-1A, filed February 2, 2001.

     (f)  Not applicable.

     (g) (1) Custodian Contract between the Registrant and State Street Bank - Incorporated by reference to
               Exhibit 8 to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

          (2) Form of Custody Agreement between the Registrant and The Bank of New York - Filed herewith.

     (h) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

     (i) Opinion and Consent of Seward & Kissel LLP - Filed herewith.

     (j) Consent of the Independent Accountants - Filed herewith.

     (k)  Not applicable.

     (l)  Not applicable.

     (m)  See Exhibit (e)(2).

     (n) Rule 18f-3 Plan - Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 29, 1998.

     (o)  Reserved.

     (p)  Not applicable (Money Market Fund).

     Other Exhibits:

          Powers of Attorney of Messrs. Carifa, Dievler, Dobkin, Foulk, Michel, Robinson and Ms. Block - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 30, 2001.

ITEM 24.  Persons Controlled by or under Common Control with the
          Fund.

          Registrant does not control any person. Information regarding the persons under common control with the Registrant is contained in Exhibit 22 to the Registration Statement on Form S-1 under the Securities
          Act of 1933 of The Equitable Holding Companies
          Incorporated (Registration No. 33-48115).

ITEM 25.  Indemnification

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a)(1), and Section 7 of the Distribution Services Agreement filed as Exhibit
          (e)(1), all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) to this Registration Statement, as set forth below.

          Section 2-418 of the Maryland General Corporation Law reads as follows:

          "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS,
          EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

               (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

               (3) "Expenses" include attorney's fees.

               (4) "Official capacity" means the following:

                    (i) When used with respect to a director, the office of director in the corporation; and

                    (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                    (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

               (5) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

          (b) (1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

                    (i) The act or omission of the director was material to the matter giving rise to the proceeding;
          and

                         1.   Was committed in bad faith; or

                         2.   Was the result of active and
                              deliberate dishonesty; or

                    (ii) The director actually received an
          improper personal benefit in money, property, or services; or

                    (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

               (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                    (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

               (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                    (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

               (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

                    (i)  For a proceeding brought to enforce
                         indemnification under this section; or

                    (ii) If the charter or bylaws of the
                         corporation, a resolution of the board
                         of directors of the corporation, or an
                         agreement approved by the board of
                         directors of the corporation to which
                         the corporation is a party expressly
                         provide otherwise.

          (c) A director may not be indemnified under subsection
          (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

          (d) Unless limited by the charter:

               (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

               (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                    (i)  If it determines a director is entitled
                         to reimbursement under paragraph (1) of
                         this subsection, the court shall order
                         indemnification, in which case the
                         director shall be entitled to recover
                         the expenses of securing such
                         reimbursement; or

                    (ii) If it determines that the director is
                         fairly and reasonably entitled to
                         indemnification in view of all the
                         relevant circumstances, whether or not
                         the director has met the standards of
                         conduct set forth in subsection (b) of
                         this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

               (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

          (e) (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

               (2) Such determination shall be made:

                    (i)  By the board of directors by a majority
                         vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                    (ii) By special legal counsel selected by the
                         board or a committee of the board by
                         vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director who are parties may participate; or

                    (iii) By the stockholders.

               (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

               (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

          (f) (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                    (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                    (ii) A written undertaking by or on behalf of
                         the director to repay the amount if it
                         shall ultimately be determined that the
                         standard of conduct has not been met.

               (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

               (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

          (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

          (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

          (i) For purposes of this section:

               (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

               (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

               (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

          (j) Unless limited by the charter:

               (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection
          (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

               (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

               (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

          (k) (1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

               (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

               (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

          (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

          Article EIGHTH of the Registrant's Articles of
          Incorporation provide as follows:

          EIGHTH: (1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

          (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

          (3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          (4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

     The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

     The Distribution Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

     The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed herewith as Exhibits (a)(1),
(d) and (e), respectively, in response to Item 23 and each of which are incorporated by reference herein.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.  Business and Other Connections of Investment Adviser.

               The descriptions of Alliance Capital Management L.P. under the caption "The Adviser" in the Prospectus and "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

               The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

Item 27.  Principal Underwriters

          (a) Alliance Fund Distributors, Inc. acts as the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

          AFD Exchange Reserves
          Alliance All-Asia Investment Fund, Inc.
          Alliance Americas Government Income Trust, Inc. Alliance Balanced Shares, Inc.
          Alliance Bond Fund, Inc.
          Alliance Capital Reserves
          Alliance Emerging Market Debt Fund, Inc.
          Alliance Global Small Cap Fund, Inc.
          Alliance Global Strategic Income Trust, Inc.
          Alliance Government Reserves
          Alliance Greater China '97 Fund, Inc.
          Alliance Growth and Income Fund, Inc.
          Alliance Health Care Fund, Inc.
          Alliance High Yield Fund, Inc.
          Alliance Institutional Funds, Inc.
          Alliance Institutional Reserves, Inc.
          Alliance International Premier Growth Fund, Inc. Alliance Mid-Cap Growth Fund, Inc.
          Alliance Money Market Fund
          Alliance Multi-Market Strategy Trust, Inc.
          Alliance Municipal Income Fund, Inc.
          Alliance Municipal Income Fund II
          Alliance Municipal Trust
          Alliance New Europe Fund, Inc.
          Alliance Premier Growth Fund, Inc.
          Alliance Quasar Fund, Inc.
          Alliance Select Investor Series, Inc.
          Alliance Technology Fund, Inc.
          Alliance Variable Products Series Fund, Inc.
          Alliance Worldwide Privatization Fund, Inc.
          AllianceBernstein Blended Style Series, Inc.
          AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Utility Income Fund, Inc.
          Sanford C. Bernstein Fund, Inc.
          Sanford C. Bernstein Fund II, Inc.
          The Alliance Portfolios
          The AllianceBernstein Trust
          The Korean Investment Fund, Inc.

          (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                             POSITIONS AND                   POSITIONS AND
                             OFFICES WITH                    OFFICES WITH
NAME                         UNDERWRITER                     REGISTRANT
----                         -----------                     -------------

Michael J. Laughlin          Director and Chairman

John D. Carifa               Director                        Chairman

Robert L. Errico             Director and President

Geoffrey L. Hyde             Director and Senior
                             Vice President

David Conine                 Executive Vice President

Richard A. Davies            Executive Vice President
                             and Managing Director

Richard K. Saccullo          Executive Vice President

Edmund P. Bergan, Jr.        Senior Vice President,          Secretary
                             General Counsel and
                             Secretary

Robert H. Joseph, Jr.        Senior Vice President
                             and Chief Financial Officer

Benji A. Baer                Senior Vice President

Amy I. Belew                 Senior Vice President

John R. Bonczek              Senior Vice President

John R. Carl                 Senior Vice President

William W. Collins, Jr.      Senior Vice President

Richard W. Dabney            Senior Vice President

Mark J. Dunbar               Senior Vice President

John C. Endahl               Senior Vice President

John Edward English          Senior Vice President

John A. Gagliano             Senior Vice President

Andrew L. Gangolf            Senior Vice President           Assistant
                             and Assistant General           Secretary
                             Counsel

John Grambone                Senior Vice President

William B. Hanigan           Senior Vice President

Bradley F. Hanson            Senior Vice President

George H. Keith              Senior Vice President

Richard D. Keppler           Senior Vice President

Richard E. Khaleel           Senior Vice President

Susan L. Matteson-King       Senior Vice President

Shawn D. McClain             Senior Vice President

Daniel D. McGinley           Senior Vice President

Patrick J. Mullen            Senior Vice President

Joanna D. Murray             Senior Vice President

Daniel A. Notto              Senior Vice President

John J. O'Connor             Senior Vice President

Antonios G. Poleondakis      Senior Vice President

Robert E. Powers             Senior Vice President

Domenick Pugliese            Senior Vice President           Assistant
                             and Assistant General           Secretary
                             Counsel

John P. Schmidt              Senior Vice President

Kurk H. Schoknecht           Senior Vice President

Raymond S. Sclafani          Senior Vice President

Gregory K. Shannahan         Senior Vice President

Scott C. Sipple              Senior Vice President

Joseph F. Sumanski           Senior Vice President

Peter J. Szabo               Senior Vice President

Michael J. Tobin             Senior Vice President

Joseph T. Tocyloski          Senior Vice President

David R. Turnbough           Senior Vice President

Craig E. Welch               Senior Vice President

Richard A. Winge             Senior Vice President

Emilie D. Wrapp              Senior Vice President
                             and Assistant General
                             Counsel

Keith A. Yoho                Senior Vice President

Gerard J. Friscia            Vice President and
                             Controller

Michael W. Alexander         Vice President

Ricardo Arreola              Vice President

Peter J. Barber              Vice President

Kenneth F. Barkoff           Vice President

Charles M. Barrett           Vice President

Matthew F. Beaudry           Vice President

Gregory P. Best              Vice President

Dale E. Boyd                 Vice President

Robert F. Brendli            Vice President

Thomas C. Callahan           Vice President

Kevin T. Cannon              Vice President

John M. Capeci               Vice President

John P. Chase                Vice President

Doris T. Ciliberti           Vice President

Leo H. Cook                  Vice President

Russell R. Corby             Vice President

Dwight P. Cornell            Vice President

Michael R. Crimmins          Vice President

John W. Cronin               Vice President

Robert J. Cruz               Vice President

Daniel J. Deckman            Vice President

Sherry V. Delaney            Vice President

Faith C. Deutsch             Vice President

Janet B. DiBrita             Vice President

Richard P. Dyson             Vice President

Adam E. Engelhardt           Vice President

Sohaila S. Farsheed          Vice President

John J. Fennessy             Vice President

Daniel J. Frank              Vice President

Mark D. Gersten              Vice President                  Treasurer
                                                             and Chief
                                                             Financial
                                                             Officer

Hyman Glasman                Vice President

Thomas R. Graffeo            Vice President

Timothy J. Greely            Vice President

Alan Halfenger               Vice President

Michael S. Hart              Vice President

Jean-Francois Y.
  Hautemulle                 Vice President

Timothy A. Hill              Vice President

George R. Hrabovsky          Vice President

Scott Hutton                 Vice President

Anthony D. Ialeggio          Vice President

Theresa Isoca                Vice President

Oscar J. Isoba               Vice President

Danielle M. Klaskow          Vice President

Victor Kopelakis             Vice President

Richard D. Kozlowski         Vice President

Daniel W. Krause             Vice President

Donna M. Lamback             Vice President

P. Dean Lampe                Vice President

Joseph R. Laspina            Vice President

Henry Michael Lesmeister     Vice President

Eric L. Levinson             Vice President

Laurel E. Lindner            Vice President

James M. Liptrot             Vice President

James P. Luisi               Vice President

Michael F. Mahoney           Vice President

Scott T. Malatesta           Vice President

Kathryn Austin Masters       Vice President

Thomas M. McConnell          Vice President

Jeffrey P. Mellas            Vice President

Michael V. Miller            Vice President

Marcia L. Mohler             Vice President

Thomas F. Monnerat           Vice President

Michael F. Nash, Jr.         Vice President

Timothy H. Nasworthy         Vice President

Jamie A. Nieradka            Vice President

Nicole Nolan-Koester         Vice President

Peter J. O'Brien             Vice President

Richard J. Olszewski         Vice President

Todd P. Patton               Vice President

Jeffrey R. Petersen          Vice President

Catherine N. Peterson        Vice President

Mark A. Pletts               Vice President

James J. Posch               Vice President

Carol H. Rappa               Vice President

John D. Raring               Vice President

Arlene L. Reddington         Vice President

Bruce W. Reitz               Vice President

James A. Rie                 Vice President

Karen C. Satterberg          Vice President

Eileen B. Sebold             Vice President

Stephanie Seminara           Vice President

Arthur M. Sgroi              Vice President

Richard J. Sidell            Vice President

Teris A. Sinclair            Vice President

Royandra E. Slonina          Vice President

Bryant B. Smith              Vice President

Jeffrey C. Smith             Vice President

William J. Spector           Vice President

Eileen Stauber               Vice President

Gordon Telfer                Vice President

Elizabeth K. Tramo           Vice President

Benjamin H. Travers          Vice President

Michael D. Underhill         Vice President

Marie R. Vogel               Vice President

Wayne W. Wagner              Vice President

Jesse L. Weissberger         Vice President

Mark E. Westmoreland         Vice President

Paul C. Wharf                Vice President

Scott Whitehouse             Vice President

Mathew Witschel              Vice President

Michael a. Wolfsmith         Vice President

Stephen P. Wood              Vice President

Keith A. Yoho                Vice President

Richard J. Appaluccio        Assistant Vice
                             President

Omar J. Aridi                Assistant Vice
                             President

Joseph D. Asselta            Assistant Vice
                             President

Andrew Berger                Assistant Vice
                             President

Susan Bieber                 Assistant Vice
                             President

Paul G. Bishop               Assistant Vice
                             President

Daniel U. Brakewood          Assistant Vice
                             President

Henry Brennan                Assistant Vice
                             President

Alan T. Brum                 Assistant Vice
                             President

Mark S. Burns                Assistant Vice
                             President

Maria L. Carreras            Assistant Vice
                             President

Judith A. Chin               Assistant Vice
                             President

Jorge Ciprian                Assistant Vice
                             President

Jeffrey T. Coghan            Assistant Vice
                             President

Shawn M. Conroy              Assistant Vice
                             President

Jean A. Coomber              Assistant Vice
                             President

Dorsey Davidge               Assistant Vice
                             President

Jennifer M. DeLong           Assistant Vice
                             President

Ralph A. DiMeglio            Assistant Vice
                             President

Timothy J. Donegan           Assistant Vice
                             President

Joan Eilbott                 Assistant Vice
                             President

Bernard J. Eng               Assistant Vice
                             President

Jeffrey M. Eschert           Assistant Vice
                             President

Michael J. Eustic            Assistant Vice
                             President

Marci Green                  Assistant Vice
                             President

Kumar Jagdeo II              Assistant Vice
                             President

Arthur F. Hoyt, Jr.          Assistant Vice
                             President

Mark W. Hubbard              Assistant Vice
                             President

David A. Hunt                Assistant Vice
                             President

Michael J. Kawula            Assistant Vice
                             President

Elizabeth E. Keefe           Assistant Vice
                             President

Edward W. Kelly              Assistant Vice
                             President

Julie B. Kerzner             Assistant Vice
                             President

Thomas J. Khoury             Assistant Vice
                             President

Jeffrey M. Kusterer          Assistant Vice
                             President

Alexandra C. Landau          Assistant Vice
                             President

Evamarie C. Lombardo         Assistant Vice
                             President

Gary D. McConnel             Assistant Vice
                             President

Daniel K. McGouran           Assistant Vice
                             President

Richard F. Meier             Assistant Vice
                             President

Steven M. Miller             Assistant Vice
                             President

Jeffrey D. Mosco             Assistant Vice
                             President

Charles B. Nanick            Assistant Vice
                             President

Alex E. Pady                 Assistant Vice
                             President

Wandra M.
  Perry-Hartsfield           Assistant Vice
                             President

Rizwan A. Raja               Assistant Vice
                             President

Brendan J. Reynolds          Assistant Vice
                             President

Patricia Ridella             Assistant Vice
                             President

Lauryn A. Rivello            Assistant Vice
                             President

Christopher P. Rodney        Assistant Vice
                             President

Peter V. Romeo               Assistant Vice
                             President

Jessica M. Rozman            Assistant Vice
                             President

Christina Santiago           Assistant Vice
                             President and Counsel

Matthew J. Scarlata          Assistant Vice
                             President

Norman B. Schiszler          Assistant Vice
                             President

John Scialabba               Assistant Vice
                             President

Orlando Soler                Assistant Vice
                             President

Nandy D. Testa               Assistant Vice
                             President

Elsia M. Vasquez             Assistant Vice
                             President

Eric D. Weedon               Assistant Vice
                             President

Tacianne Williams            Assistant Vice
                             President

Nina C. Wilkinson            Assistant Vice
                             President

Mark R. Manley               Assistant Secretary

     (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

     The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc. 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29. Management Services.

     Not applicable.

ITEM 30. Undertakings.

     Not applicable.

                            SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of August, 2002.

                            ALLIANCE INSTITUTIONAL RESERVES, INC.


                              By:  /s/ John D. Carifa
                                   --------------------------
                                   John D. Carifa
                                   Chairman

     Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                        Title            Date
---------                        -----            ----

1)   Principal
     Executive Officer


     /s/ John D. Carifa          Chairman         August 29, 2002
     -----------------------
     John D. Carifa

2)   Principal Financial and
     Accounting Officer


     /s/ Mark D. Gersten         Treasurer        August 29, 2002
     -----------------------     and Chief
     Mark D. Gersten             Financial
                                 Officer

     All of the Directors:

     Ruth Block
     John D. Carifa
     David H. Dievler
     John H. Dobkin
     William H. Foulk, Jr.
     Clifford L. Michel
     Donald J. Robinson

By:  /s/ Edmund P. Bergan, Jr.                    August 29, 2002
     -------------------------
     (Attorney-in-Fact)

                        Index to Exhibits


(g)(2)    Form of Custody Agreement between Registrant and The
          Bank of New York

(i)       Opinion and Consent of Seward & Kissel LLP.

(j)       Consent of Independent Accountants



00250.0072 #341009